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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-22051

ING International High Dividend Equity Income Fund

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange

Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: February 28

Date of reporting period: February 28, 2013

Item 1.	Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report

February 28, 2013

ING International High Dividend Equity Income Fund

E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

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Just go to www.inginvestment.com, click on the E-Delivery icon from the home page, follow the directions and complete the quick 5 Steps to Enroll.

You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds’ website at www.inginvestment.com; and (3) on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds’ website at www.inginvestment.com and on the SEC’s website at www.sec.gov.

QUARTERLY FUND HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Fund. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q, as well as a complete fund of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Dear Shareholder,

ING International High Dividend Equity Income Fund (the “Fund”) is a diversified, closed-end management investment company whose shares are traded on the New York Stock Exchange under the symbol “IID.” The primary objective of the Fund is to seek current income and current gains, with a secondary objective of long-term capital appreciation.

The Fund seeks to achieve its investment objective by investing at least 80% of its managed assets in dividend-producing equity securities of foreign companies and/or derivatives linked to such securities or indices that include such securities. The Fund also seeks to enhance total returns over a market cycle by selling call options on selected international, regional or country indices, and/or equity securities and/or exchange traded funds.

For the fiscal year ended February 28, 2013, the Fund made monthly distributions totaling $0.99 per share, which were characterized as $0.75 per share return of capital and $0.24 per share net investment income.

Based on net asset value (“NAV”), the Fund provided a total return of 7.89% for the year ended February 28, 2013.(1) This NAV return reflects a decrease in the Fund’s NAV from $9.84 on

February 29, 2012 to $9.55 on February 28, 2013. Based on its share price, the Fund provided a total return of 10.94% for the year ended February 28, 2013.(2) This share price return reflects a decrease in the Fund’s share price from $10.15 on February 29, 2012 to $10.13 on February 28, 2013.

The global equity markets have witnessed a challenging and turbulent period. Please read the Market Perspective and Portfolio Managers’ Report for more information on the market and the Fund’s performance.

At ING our mission is to help you grow, protect and enjoy your wealth. We seek to assist you and your financial advisor by offering a range of global investment solutions. We invite you to visit our website at www.inginvestment.com. Here you will find information on our products and services, including current market data and fund statistics on our open- and closed-end funds. You will see that we offer a broad variety of equity, fixed income and multi-asset funds that aim to fulfill a variety of investor needs.

We thank you for trusting ING Funds with your investment assets, and we look forward to serving you in the months and years ahead.

Sincerely,

Shaun P. Mathews

President and Chief Executive Officer

ING Funds

April 1, 2013

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice. International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

For more complete information, or to obtain a prospectus for any ING Fund, please call your Investment Professional or the fund’s Shareholder Service Department at (800) 992-0180 or log on to www.inginvestment.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your Investment Professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

(1)	Total investment return at net asset value has been calculated assuming a purchase at net asset value at the beginning of each period and a sale at net asset value at the end of each period and assumes reinvestment of dividends, capital gain distributions, and return of capital distributions/allocations, if any, in accordance with the provisions of the dividend reinvestment plan. Total investment return at net asset value is not annualized for periods less than one year.

(2)	Total investment return at market value measures the change in the market value of your investment assuming reinvestment of dividends, capital gain distributions, and return of capital distributions/allocations, if any, in accordance with the provisions of the Fund’s dividend reinvestment plan. Total investment return at market value is not annualized for periods less than one year.

1

MARKET PERSPECTIVE:  YEAR ENDED FEBRUARY 28, 2013

In the first half of our fiscal year global equities, in the form of the MSCI World IndexSM, measured in local currencies including net reinvested dividends, edged up 0.72%, recovering from a slump of 11% in two months from early April. In the second half, the MSCI World IndexSM built on this recovery and ended the fiscal year up 13.23% in the wake of central bank actions that made risky assets much more attractive to hold. (The MSCI World IndexSM returned 10.69% for the one year ended February 28, 2013, measured in U.S. dollars.)

These actions were twofold. Firstly in July, as pessimism about the future of the euro mounted, European Central Bank (“ECB”) President Draghi announced that the ECB was “ready to do whatever it takes to preserve the euro.” He expanded on this in September: under certain conditions, the ECB would buy without limitation the 1-3 year bonds of a country in difficulties. Also in September, Federal Reserve Chairman Bernanke announced a third round of quantitative easing: an additional $40 billion of agency mortgage-backed securities would be purchased monthly. Later, in December, “Operation Twist” was replaced by $45 billion in monthly Treasury purchases. Exceptionally low policy interest rates would remain at least until the unemployment rate fell to 6.5%.

These initiatives were enough to sustain European markets through the fiscal year, and by the end the view seemed to have taken hold that the existential threat to the euro could be discounted. Even the worst possible Italian election result at the end of February — a stalemate on low turnout that signaled the rejection of reform — gave markets pause for barely a day.

In the U.S., sentiment ebbed and flowed as economic data from retail sales to consumer confidence to durable goods orders were mostly inconclusive. On the employment front the three-month average of 245,000 new jobs reported in March slumped to only 94,000 in September, before rebounding to 200,000 by February, with the unemployment rate still uncomfortably high at 7.7%. Third quarter gross domestic product (“GDP”) growth was finalized at 3.1%, which some commentators regarded as unrepresentative of true economic activity which felt considerably weaker. On the last day of February however, fourth quarter GDP growth was reported at just 0.1%, an anomalously weak reading, depressed by a reduction in government spending and in inventories.

In contrast to other economic data, the housing market was undoubtedly on the mend. The final S&P/Case-Shiller 20-City Composite Home Price Index showed a 6.8% year-over-year gain, the most in over six years, while new home sales in January were the highest since July 2008.

Political gridlock continued. The newly-elected Congress in November looked rather like the old one, and an ominous year-end cocktail of deflationary tax increases and spending cuts was forestalled by an eleventh-hour agreement. But large, indiscriminate federal spending cuts and an even bigger conflict on the debt ceiling loomed in March.

In U.S. fixed income markets the Barclays U.S. Aggregate Bond Index of investment grade bonds rose 3.12% in the fiscal year. The Barclays U.S. Treasury Index, a sub-index of the Barclays U.S. Aggregate Bond Index, underperformed, gaining just 2.00%, while the Barclays U.S. Corporate Investment Grade Bond Index, also a sub-index of the Barclays U.S. Aggregate Bond Index, was much stronger, adding 6.41%. The Barclays High-Yield Bond — 2% Issuer Constrained Composite Index (not part of the Barclays U.S. Aggregate Bond Index) surged an equity-like 11.79%.

U.S. equities, represented by the S&P 500® Index including dividends, returned 13.46% in the fiscal year, ending just 3.22% below its all-time high reached on October 9, 2007. All ten sectors gained, but it was a mixed picture. Telecommunications led the way with a return of 24.19%, while healthcare and financials also returned more than 20%. However only single digit gains were made by the materials, energy and technology sectors, the last named managing a barely positive 1.36%. Operating earnings per share for S&P 500® companies set a new record in the second quarter of 2012, but as the fiscal year ended fourth quarter earnings looked likely to come in about 9% below this level.

In currency markets, the dollar rose 2.05% against the euro over the fiscal year and 4.97% against the pound, most or all of it in February as recovery in Europe seemed ever more distant. But the dollar soared 14.06% over the yen. Japan’s parliamentary opposition won a landslide victory in December elections and promised unlimited monetary easing.

In international markets, the MSCI Japan® Index jumped 19.54%, due mainly to the monetary stimulus referred to above. This was despite the dampening effect on Japan’s export-focused economy of the euro zone crisis, of a slowdown in China and (to the outside world at least) a quite unnecessary dispute with that country over a few tiny islands. The Japanese economy returned to technical recession after consecutive quarters of declining GDP. The MSCI Europe ex UK® Index rose 14.23% due to central bank initiatives, as there was little else to cheer investors, with the exception of Germany. The euro zone’s GDP recorded its third straight quarterly fall in the fourth quarter of 2012. Unemployment reached a record 11.7%, within which Spain and Greece both stood above 26%. The composite purchasing managers’ index, a leading indicator of GDP growth, stayed in contraction territory as it had since February 2012. The MSCI UK® Index added 12.77%, boosted by financials but held back by the energy and telecommunications sectors, accounting for some 30% of the index, which actually fell in value. The economy grew 0.9% in the third quarter of 2012, largely due to one-time statistical anomalies, worth perhaps 0.8%. In the fourth quarter, GDP fell by 0.3% with the strong possibility that the U.K. would suffer a “triple dip” recession with negative growth in the first quarter of 2013.

Parentheses denote a negative number.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.inginvestment.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

BENCHMARK DESCRIPTIONS

Index	Description
Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index	An unmanaged index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays U.S. Treasury Index

An unmanaged index that includes public obligations of the U.S. Treasury.

Treasury bills, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS and STRIPS, are excluded.

MSCI All Country Asia Pacific ex-Japan® Index	A free float-adjusted market capitalization weighted index designed to measure the equity market performance of Asia, excluding Japan.
MSCI Europe® Index	A free float-adjusted market capitalization weighted index designed to measure the equity market performance of the developed markets in Europe.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor’s.

3

ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND	PORTFOLIO MANAGERS’ REPORT

Geographic Diversification as of February 28, 2013

(as a percentage of net assets)

United Kingdom	14.8%
Australia	10.8%
China	10.2%
South Korea	7.8%
France	7.3%
United States	6.2%
Germany	5.5%
Switzerland	3.9%
Taiwan	3.3%
Italy	3.0%
Countries between 0.3%-2.8%^	26.8%
Assets in Excess of Other Liabilities	0.4%

Net Assets	100.0%

^	Includes 18 countries, which each represents 0.3%-2.8% of net assets.

Portfolio holdings are subject to change daily.

ING International High Dividend Equity Income Fund’s (the “Fund”) primary investment objective seeks to provide current income and realized gains, with a secondary objective of long-term capital appreciation. The Fund seeks to achieve its investment objectives by:

•	investing at least 80% of its managed assets in a portfolio of international dividend producing securities or derivatives linked to such securities or indices that include such securities, which the sub-adviser believes will pay above-average, sustainable, dividends; and

•	selling call options on selected international, regional or country indices, and/or on equity securities and/or exchange traded funds (“ETFs”).

The Fund is managed by Martin Jansen and David Rabinowitz, Portfolio Managers of ING Investment Management Co. LLC; Nicolas Simar, Manu Vandenbulck, Robert Davis, Willem van Dommelen and Edwin Cuppen, Portfolio Managers of ING Investment Management Advisors B.V.*

Equity Portfolio Construction: Under normal market conditions, the Fund seeks to achieve its investment objectives by investing in dividend-producing equity securities of foreign companies (“foreign securities”) and/or derivatives linked to such securities or indices that include such securities. The Fund normally invests across a broad range of countries, industries and market sectors, including in issuers located in countries that are considered emerging markets.

The sub-adviser seeks to construct a portfolio with a dividend yield that exceeds the weighted average dividend yield of the MSCI AC (All Countries) ex USA IndexSM and allocates the Fund’s assets among the Europe region, the Asia Pacific region and the Rest-of-the-World region in proportions (“sleeves”) that depend on the sub-adviser’s assessment of market conditions across the investing spectrum. The target allocation is expected to be approximately 50% invested in the European sleeve in approximately 50 to100 European equity securities, 40% invested in the Asia Pacific sleeve in approximately 60 to 120 Asia Pacific equity securities and 10% invested in the Rest-of-the-World sleeve in no more than 50 equity securities. The Fund invests in approximately 110 to 270 equity securities and will select securities through a bottom-up process that is based upon quantitative screening and fundamental industry, sector and company analysis.

The Fund’s Option Strategy: To generate premiums, the Fund writes (sells) call options on selected international, regional or country indices, and/or on equity securities, and/or ETFs with the underlying value of such calls generally having 20% to 50% of the value of its holdings of equity securities. The Fund seeks to generate gains from the call writing strategy over a market cycle to supplement the dividend yield of its underlying portfolio of high dividend yield equity securities. Call options will be written (sold) usually at-the money or near-the-money and can be written both in exchange-listed option markets and over-the-counter markets with major international banks, broker-dealers and financial institutions. The Fund seeks to maintain written call options positions on selected international, regional or country indices, and/or on equity securities and/or ETFs whose price movements, taken in the aggregate, are correlated with the price movements of the Fund’s portfolio.

Performance: Based on net asset value (“NAV”) as of February 28, 2013, the Fund provided a total return of 7.89% for the year. This NAV return reflects a decrease in the Fund’s NAV from $9.84 on February 29, 2012 to $9.55 on February 28, 2013. Based on its share price as of February 28, 2013, the Fund provided a total return of 10.94% for the year. This share price return reflects a decrease in the Fund’s share price from $10.15 on February 29, 2012 to $10.13 on February 28, 2013. During the year, the Fund made monthly distributions totaling $0.99 per share, which were characterized as

Top Ten holdings

as of February 28, 2013

(as a percentage of net assets)

Novartis AG	1.7%
Westpac Banking Corp.	1.5%
HSBC Holdings PLC (GBP)	1.5%
Royal Dutch Shell PLC - Class B	1.4%
HSBC Holdings PLC (HKD)	1.4%
BP PLC	1.3%
GlaxoSmithKline PLC	1.3%
China Mobile Ltd.	1.3%
AstraZeneca PLC	1.3%
Kimberly-Clark Corp.	1.2%

Portfolio holdings are subject to change daily.

4

PORTFOLIO MANAGERS’ REPORT	ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

$0.24 per share net investment income and $0.75 per share return of capital. To reflect the strategic emphasis of the Fund, the equity portfolio uses a blend of 55% MSCI Europe® Index and 45% MSCI Asia Pacific ex-Japan® Index as a reference index. The blend of 55% in the MSCI Europe® Index and 45% in the MSCI Asia Pacific ex-Japan® Index returned 9.85 % for the reporting period. As of February 28, 2013, the Fund had 8,387,056 shares outstanding.

Overview: Markets fell sharply in April and May due to the re-escalation of the European sovereign debt crisis and a visibly slowing global economy. Additional measures to aid Spain, as well as monetary and fiscal easing in China, helped calm the markets and led to strong global equity performance through period-end. The Japanese equity market, which had been a notable laggard, rose strongly after mid-November due to the weakening yen, a result of fiscal support measures and easing monetary policy. For the full reporting period the healthcare, consumer, financial and information technology sectors significantly outperformed the reference index, while the energy, materials, telecommunication services and utilities sectors underperformed. Regionally, Europe performed in line with the reference index; the US and developed Asia ex-Japan performed relatively well, while emerging markets and Canada underperformed, as did Japan to a lesser extent.

Equity Portfolio: The Fund’s equity sleeve underperformed the reference index. The sector allocation result was modestly negative, due largely to an overweight in the weak utilities sector and an underweight in consumer staples, which was strong. Security selection also detracted significantly, though negative effects from the information technology, utilities, industrials and consumer staples sectors were partly offset by contributions from the energy and consumer discretionary sectors. Pan-European security selection was a performance drag due to poor results from consumer staples, industrials, telecommunication services and information technology. In contrast, selection among the consumer discretionary and energy sectors contributed. The Asia Pacific ex-Japan component suffered from negative selection effects in the information technology, utilities, industrials and healthcare sectors. These detractions were partially offset by positive selection in telecommunication services, financials and consumer discretionary. The non-core regions incurred relative losses from Brazilian utility and Canadian financial stock picks, but these were recovered through favorable energy selections.

Options Portfolio: The Fund’s options sleeve generates premiums and seeks gains by writing (selling) call options on a basket of international indexes on a portion of the equity portfolio’s value. During the reporting period, the managers wrote call options against Asia/Pacific indices (ASX, KOSPI 200, TWSE and Hang Seng) and European indices (FTSE 100, DJ EuroStoxx 50, CAC40 and the DAX). Generally, options were sold at-the-money and implemented in the over-the-counter market. The options typically had a maturity in the range of four to five weeks. The coverage ratio for both the European and Asia-Pacific sleeves was maintained at around 40%. Between March and May volatility rose sharply as markets weakened, but declined steadily thereafter as markets rose for the remainder of the reporting period. Premiums received for call-writing consequently declined from June through year-end. Overall, the option overlay strategy added modest value: the premiums collected generally exceeded the settlements due on options expiring in-the-money.

Outlook and Current Strategy: High-dividend strategies are designed to dampen volatility versus the broader market across an investment cycle. The global growth outlook has improved somewhat in recent months. Chinese economic growth bottomed in the third quarter of 2012, and has reaccelerated after a marked slowdown. Fiscal tightening in the United States should lower growth in the coming quarters, but we believe it is probably not enough to derail an economic expansion, which increasingly shows signs of being sustainable. The European economy remains in recession but is expected to trough around mid-2013. Monetary easing by the major developed economies, including, increasingly, Japan, should help offset any lingering recessionary pressures. The structural growth issues facing the developed world are expected to improve gradually, albeit with periodic setbacks. In this environment we feel that a focus on above-average, sustainable dividends, combined with continued attractive levels of income from call-writing, may prove rewarding.

*	Effective November 15, 2012, ING Investment Management Asia Pacific (Hong Kong) Limited was removed as a sub-adviser to the Fund and Sam Lam was removed as a portfolio manager to the Fund. Effective November 15, 2012, Robert Davis was added as a portfolio manager to the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance data represents past performance and is no guarantee of future results. Past performance is not indicative of future results. The indices do not reflect fees, brokerage commissions, taxes or other expenses of investing. Investors cannot invest directly in an index.

5

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees

ING International High Dividend Equity Fund

We have audited the accompanying statement of assets and liabilities, including the summary portfolio of investments, of ING International High Dividend Equity Income Fund as of February 28, 2013, and the related statement of operations for the year then ended the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended and the period from September 25, 2007 (commencement of operations) to February 29, 2008. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2013, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ING International High Dividend Equity Income Fund as of February 28, 2013, and the results of its operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended and the period from September 25, 2007 (commencement of operations) to February 29, 2008, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

April 25, 2013

6

STATEMENT OF ASSETS AND LIABILITIES AS OF FEBRUARY 28, 2013

ASSETS:
Investments in securities at fair value*	$79,811,914
Cash	1,085,891
Foreign currencies at value**	49,219
Receivables:
Investment securities sold	93
Dividends	268,728
Foreign tax reclaims	114,370
Prepaid expenses	497

Total assets	81,330,712

LIABILITIES:
Payable for investment securities purchased	385,719
Payable for investment management fees	42,097
Payable for administrative fees	6,212
Payable for trustee fees	655
Other accrued expenses and liabilities	58,698
Written options, at fair value^	742,312

Total liabilities	1,235,693

NET ASSETS	$80,095,019

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$109,738,670
Undistributed net investment income	95,954
Accumulated net realized loss	(31,999,392)
Net unrealized appreciation	2,259,787

NET ASSETS	$80,095,019

* Cost of investments in securities	$77,227,009
** Cost of foreign currencies	$49,199
^ Premiums received on written options	$422,086

Net assets	$80,095,019
Shares authorized	unlimited
Par value	$0.01
Shares outstanding	8,387,056
Net asset value and redemption price per share	$9.55

See Accompanying Notes to Financial Statements

7

STATEMENT OF OPERATIONS FOR THE YEAR ENDED FEBRUARY 28, 2013

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$2,936,361

Total investment income	2,936,361

EXPENSES:
Investment management fees	773,796
Transfer agent fees	23,539
Administrative service fees	77,379
Shareholder reporting expense	24,876
Professional fees	60,948
Custody and accounting expense	145,413
Trustee fees	1,897
Miscellaneous expense	38,817
Overdraft expense	9,945

Total expenses	1,156,610
Net waived and reimbursed fees	(178,654)

Net expenses	977,956

Net investment income	1,958,405

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments (net of Indian capital gains tax withheld^)	509,367
Foreign currency related transactions	(65,326)
Written options	581,458

Net realized gain	1,025,499

Net change in unrealized appreciation (depreciation) on:
Investments	3,322,638
Foreign currency related transactions	14,844
Written options	(483,442)

Net change in unrealized appreciation (depreciation)	2,854,040

Net realized and unrealized gain	3,879,539

Increase in net assets resulting from operations	$5,837,944

* Foreign taxes withheld	$251,071
^ Foreign taxes on sale of Indian investments	$2,629

See Accompanying Notes to Financial Statements

8

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended February 28, 2013	Year Ended February 29, 2012
FROM OPERATIONS:
Net investment income	$1,958,405	$2,516,346
Net realized gain	1,025,499	2,912,678
Net change in unrealized appreciation (depreciation)	2,854,040	(7,300,467)

Increase (decrease) in net assets resulting from operations	5,837,944	(1,871,443)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(1,983,324)	(5,698,306)
Return of capital	(6,280,529)	(3,390,193)

Total distributions	(8,263,853)	(9,088,499)

FROM CAPITAL SHARE TRANSACTIONS:
Reinvestment of distributions	309,640	619,093

	309,640	619,093
Net increase in net assets resulting from capital share transactions	309,640	619,093

Net decrease in net assets	(2,116,269)	(10,340,849)

NET ASSETS:
Beginning of year or period	82,211,288	92,552,137

End of year or period	$80,095,019	$82,211,288

Undistributed net investment income at end of year or period	$95,954	$8,968

See Accompanying Notes to Financial Statements

9

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

	Per Share Operating Performance														Ratios and Supplemental Data
			Income (loss) from investment operations				Less Distributions								Ratios to average net assets			Supplemental Data
	Net asset value, beginning of year or period		Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Market value, end of year or period	Total investment return at net asset value(1)	Total Investment return at market value(2)	Net assets end for year or period (000’s)	Gross expenses prior to expense waiver(3)	Net Expenses after expense waiver(3)(4)	Net investment income after expense waiver(3)(4)	Portfolio turnover rate
Year or period ended	($)		($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	($000’s)	(%)	(%)	(%)	(%)
02-28-13	9.84		0.23	•	0.47	0.70	0.24	—	0.75	0.99	9.55	10.13	7.89	10.94	80,095	1.50	1.26	2.53	94
02-29-12	11.16		0.30	•	(0.53)	(0.23)	0.68	—	0.41	1.09	9.84	10.15	(1.66)	(7.01)	82,211	1.46	1.26	3.02	94
02-28-11	10.52		0.26		1.58	1.84	1.20	—	—	1.20	11.16	12.17	18.22	11.30	92,552	1.38	1.25	2.44	99
02-28-10	8.12		0.25		3.96	4.21	0.20	—	1.61	1.81	10.52	12.19	51.96	86.17	86,217	1.41	1.25	2.47	55
02-28-09	16.72		0.57	•	(7.22)	(6.65)	0.47	—	1.48	1.95	8.12	7.68	(41.94)	(43.74)	65,793	1.39	1.25	4.31	81
09-25-07(5) - 02-29-08	19.06	(6)	0.10		(1.79)	(1.69)	0.25	0.17	0.23	0.65	16.72	16.32	(8.68)	(15.06)	135,902	1.26	1.24	1.32	42

(1)	Total investment return at net asset value has been calculated assuming a purchase at net asset value at the beginning of each period and a sale at net asset value at the end of each period and assumes reinvestment of dividends, capital gain distributions and return of capital distributions/allocations, if any, in accordance with the provisions of the dividend reinvestment plan. Total investment return at net asset value is not annualized for periods less than one year.
(2)	Total investment return at market value measures the change in the market value of your investment assuming reinvestment of dividends, capital gain distributions and return of capital distributions/allocations, if any, in accordance with the provisions of the Fund’s dividend reinvestment plan. Total investment return at market value is not annualized for periods less than one year.
(3)	Annualized for periods less than one year.
(4)	The Investment Adviser has entered into a written expense limitation agreement with the Fund under which it will limit the expenses of the Fund (excluding interest, taxes, leverage expenses and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.
(5)	Commencement of operations.
(6)	Net asset value at beginning of period reflects the deduction of the sales load of $0.90 per share and offering costs of $0.04 per share paid by the shareholder from the $20.00 offering price.
•	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

10

NOTES TO FINANCIAL STATEMENTS AS OF FEBRUARY 28, 2013

NOTE 1 — ORGANIZATION

ING International High Dividend Equity Income Fund (the “Fund”) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is organized as a Delaware statutory trust.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements, and such policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) for investment companies.

A. Security Valuation. All investments in securities are recorded at their estimated fair value, as described below. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and equity securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities with more than 60 days to maturity are valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics. Investments in open-end mutual funds are valued at the net asset value. Investments in securities of sufficient credit quality maturing in 60 days or less from date of acquisition are valued at amortized cost which approximates fair value.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities that are subject to limitations as to their sale) are valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Fund’s Board of Trustees (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that the Fund calculates its net asset value (“NAV”) may also be valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time the Fund determines its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the NYSE Euronext (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by the Fund in foreign securities markets. Further, the value of the Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating the Fund’s NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents. If an event occurs after the time at which the market for foreign securities held by the Fund closes but before the time that the Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, the Fund will use the fair value of such securities as determined under the Fund’s valuation procedures. Events after the close of trading on a foreign market that could require the Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time the Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an

11

NOTES TO FINANCIAL STATEMENTS AS OF FEBRUARY 28, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund’s NAV.

Options that are traded over-the-counter will be valued using one of three methods: (1) dealer quotes; (2) industry models with objective inputs; or (3) by using a benchmark arrived at by comparing prior-day dealer quotes with the corresponding change in the underlying security or index. Exchange traded options will be valued using the last reported sale. If no last sale is reported, exchange traded options will be valued using an industry accepted model such as “Black Scholes.” Options on currencies purchased by the Fund are valued using industry models with objective inputs at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of over-the-counter options.

Fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1”, inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3”. The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included following the Summary Portfolio of Investments.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the “Pricing Committee” as established by the Fund’s Administrator. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Investment Adviser or sub-adviser, when determining the fair value of the security. In the event that a security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Pricing Committee. When the Fund uses these fair valuation methods that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Pricing Committee believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The methodologies used for valuing securities are not necessarily an indication of the risks of investing in those securities valued in good faith at fair value nor can it be assured the Fund can obtain the fair value assigned to a security if they were to sell the security.

To assess the continuing appropriateness of security valuations, the Pricing Committee may compare prior day prices, prices on comparable securities, and traded prices to the prior or current day prices and the Pricing Committee challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued in good faith at fair value, the Pricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after considering all relevant information that is reasonably available.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Fund’s assets and

12

NOTES TO FINANCIAL STATEMENTS AS OF FEBRUARY 28, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

liabilities. A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments.

For the year ended February 28, 2013, there have been no significant changes to the fair valuation methodologies.

B. Security Transactions and Revenue Recognition. Security transactions are recorded on the trade date. Realized gains or losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Premium amortization and discount accretion are determined using the effective yield method. Dividend income is recorded on the ex-dividend date, or in the case of some foreign dividends, when the information becomes available to the Fund.

C. Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D. Distributions to Shareholders. The Fund intends to make monthly distributions from its cash available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, net option premiums and net realized and unrealized gains on investments. Such monthly distributions may also consist of return of capital. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains. Distributions are recorded on the ex-dividend date. Distributions are determined annually in accordance with federal tax principles, which may differ from U.S. generally accepted accounting principles for investment companies.

The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time depending on whether the Fund has gains or losses on the call options written on its portfolio versus gains or losses on the equity securities in the portfolio. Each month, the Fund will provide disclosures with distribution payments made that estimate the percentages of that distribution that represent net investment income, other income or capital gains, and return of capital, if any. The final composition of the tax characteristics of the distributions cannot be determined with certainty until after the end of the Fund’s tax year, and will be reported to shareholders at that time. A significant portion of the Fund’s distributions may constitute a return of capital. The amount of monthly distributions will vary, depending on a number of factors. As portfolio and market conditions change, the rate of dividends on the common shares will change. There can be no assurance that the Fund will, be able to declare a dividend in each period.

E. Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated

13

NOTES TO FINANCIAL STATEMENTS AS OF FEBRUARY 28, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination.

F. Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G. Risk Exposures and the use of Derivative Instruments. The Fund’s investment objectives permit the Fund to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow the Fund to pursue its objectives more quickly, and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of its investment objectives, the Fund may seek to use derivatives to increase or decrease their exposure to the following market risk factors:

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer durations, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter durations. The Fund may lose money if short-term or long-term interest rates rise sharply or otherwise change in a manner not anticipated by the Sub-Adviser. As of the date of this report, interest rates in the United States are at, or near, historic lows, which may increase the Fund’s exposure to risks associated with rising interest rates.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund.

Associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from

14

NOTES TO FINANCIAL STATEMENTS AS OF FEBRUARY 28, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that it believes to be creditworthy at the time of the transaction. To reduce this risk, the Fund generally enters into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter (“OTC”) derivative and forward foreign currency contracts, entered into by the Fund and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

The Fund may also enter into collateral agreements with certain counterparties to further mitigate credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to the Fund is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain in excess of any collateral pledged by the counterparty to the Fund. For purchased OTC options, the Fund bears the risk of loss in the amount of the premiums paid and the change in market value of the options should the counterparty not perform under the contracts. The Fund did not enter into any purchased OTC options during the year ended February 28, 2013.

The Fund’s master agreements with derivative counterparties have credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s NAV, which could cause the Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Fund’s Master Agreements.

Written options by the Fund do not give rise to counterparty credit risk, as written options obligate the Fund to perform and not the counterparty. As of February 28, 2013, the fair value of written OTC call options subject to Master Agreements in a net liability position was $742,312. If a contingent feature had been triggered, the Fund could have been required to pay this amount in cash to its counterparties. The Fund did not hold or post collateral for its open written OTC call options at period end. There were no credit events during the year ended February 28, 2013 that triggered any credit related contingent features.

H. Options Contracts. The Fund may purchase put and call options and may write (sell) put options and covered call options. The premium received by the Fund upon the writing of a put or call option is included in the Statement of Assets and Liabilities as a liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Fund will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option or purchased put option or the purchase cost of the security for a written put option or a purchased call option is adjusted by the amount of premium received or paid. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

15

NOTES TO FINANCIAL STATEMENTS AS OF FEBRUARY 28, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

The Fund seeks to generate gains from the OTC call options writing strategy over a market cycle to supplement the dividend yield of its underlying portfolio of high dividend yield equity securities. Please refer to Note 8 for the volume of written OTC call option activity during the year ended February 28, 2013.

I. Indemnifications. In the normal course of business, the Fund may enter into contracts that provide certain indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

ING Investments, LLC (“ING Investments” or the “Investment Advisor”), an Arizona limited liability company, is the Investment Adviser of the Fund. The Fund pays the Investment Adviser for its services under the investment management agreement (“Management Agreement”), a fee, payable monthly, based on an annual rate of 1.00% of the Fund’s average daily managed assets. For the purposes of the Management Agreement, managed assets are defined as the Fund’s average daily gross asset value, minus the sum of the Fund’s accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than liabilities for the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding preferred shares). As of February 28, 2013, there were no preferred shares outstanding.

The Investment Adviser entered into a sub-advisory agreement (a “Sub-Advisory Agreement”) with ING Investment Management Co. LLC (“ING IM”), a Delaware limited liability company. ING IM has in turn entered into a sub-sub-advisory agreements (“Sub-Sub-Advisory Agreement”) with ING Investment Management Advisors B.V. (“IIMA”). Subject to policies as the Board or the Investment Adviser might determine, ING IM and IIMA manage the Fund’s assets in accordance with the Fund’s investment objectives, policies and limitations.

ING Funds Services, LLC (the “Administrator”), a Delaware limited liability company, serves as

Administrator to the Fund. The Fund pays the Administrator for its services a fee based on an annual rate of 0.10% of the Fund’s average daily managed assets.

NOTE 4 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

The Fund has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees as described in the Plan to defer the receipt of all or a portion of the trustees fees payable. Amounts deferred are treated as though invested in various “notional” funds advised by ING Investments until distribution in accordance with the Plan.

NOTE 5 — PURCHASES AND SALES OF INVESTMENT SECURITIES

The cost of purchases and proceeds from sales of investments for the year ended February 28, 2013, excluding short-term securities, were $72,231,491 and $78,678,550, respectively.

NOTE 6 — EXPENSE LIMITATION

The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with the Fund under which it will limit the expenses of the Fund, excluding interest, taxes, leverage expenses, and extraordinary expenses to 1.25% of average daily managed assets. The Investment Adviser may at a later date recoup from the Fund fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such reimbursement, the Fund’s expense ratio does not exceed the percentage described above. The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments or the Fund provides written notice of the termination within 90 days of the end of the then current term or upon written termination of the Management Agreement. As of February 28, 2013, the amount of waived and reimbursed fees that are subject to recoupment by the Investment Adviser, and the related expiration dates are as follows:

February 28,
2014	2015	2016	Total
$109,483	$160,942	$178,654	$449,079

16

NOTES TO FINANCIAL STATEMENTS AS OF FEBRUARY 28, 2013 (CONTINUED)

NOTE 7 — TRANSACTIONS IN WRITTEN OPTIONS

Transactions in written OTC call options on indices were as follows:

	Number of Contracts	Premiums Received
Balance at 02/29/12	14,213,400	$569,734
Options Written	143,056,160	6,010,035
Options Expired	(87,969,000)	(3,167,467)
Options Exercised	—	—
Options Terminated in Closing Purchase Transactions	(57,787,170)	(2,990,216)

Balance at 02/28/13	11,513,390	$422,086

NOTE 8 — CONCENTRATION OF INVESTMENT RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. The Fund’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Fund and its corresponding risks, see the Fund’s most recent Prospectus and/or the Statement of Additional Information.

Foreign Securities and Emerging Markets. The Fund makes significant investments in foreign securities and securities issued by companies located in countries with emerging markets. Investments in foreign securities may entail risks not present in domestic investments. Since investments in securities are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as from movements in currency, security value and interest rate, all of which could affect the market and/or credit risk of the investments. The risks of investing in foreign securities can be intensified in the case of investments in issuers located in countries with emerging markets.

Leverage. Although the Fund has no current intention to do so, the Fund is authorized to utilize leverage through the issuance of preferred shares and/or borrowings, including the issuance of debt securities. In the event that the Fund determines in the future to utilize investment leverage, there can be no assurance that such a leveraging strategy will be successful during any period in which it is employed.

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Reinvestment of distributions	Net increase in shares outstanding	Reinvestment of distributions	Net increase
Year or period ended	#	#	($)	($)
2/28/2013	33,051	33,051	309,640	309,640
2/29/2012	61,238	61,238	619,093	619,093

NOTE 10 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment companies (PFICs) and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of the Fund’s tax year ended December 31, 2012:

Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/ (Losses)
$22,706	$111,905	$(134,611)

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions in the current period will not be determined until after the Fund’s tax year-end of December 31, 2013. The tax composition of dividends and distributions as of the Fund’s most recent tax year-ends was as follows:

Tax Year Ended December 31, 2012		Tax Year Ended December 31, 2011
Ordinary Income	Return of Capital	Ordinary Income	Return of Capital
$2,209,240	$6,127,118	$6,234,766	$2,897,956

17

NOTES TO FINANCIAL STATEMENTS AS OF FEBRUARY 28, 2013 (CONTINUED)

NOTE 10 — FEDERAL INCOME TAXES (continued)

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2012 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards
	Amount	Character	Expiration
$1,197,391	$(1,937,037)	Short-term	2016
	(29,731,444)	Short-term	2017
	(341,418)	Long-term	None

	$(32,009,899)

The Fund’s major tax jurisdictions are U.S. federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2008.

As of February 28, 2013, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 11 — RESTRUCTURING PLAN

The Investment Adviser, ING IM, and the Administrator, are indirect, wholly-owned subsidiaries of ING U.S., Inc. (“ING U.S.”). ING U.S. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries. As of February 28, 2013, ING U.S. and IIMA are wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”), which is a global financial institution of Dutch origin, with operations in more than 40 countries.

In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including ING U.S., before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep must divest at least 25% of ING U.S. by the end of 2013, more than 50% by the end of 2014, and the remaining interest by the end of 2016 (such divestment, the “Separation Plan”).

On November 9, 2012, ING U.S. filed a Registration Statement on Form S-1 (the “Form S-1”) with the U.S. Securities and Exchange Commission (“SEC”) to register an initial public offering of ING U.S. common stock (the “IPO”). Following an IPO, ING Groep would likely continue to own a majority of the common stock of ING U.S. Subsequent to an IPO, ING Groep would likely sell its controlling ownership interest in ING U.S. over time. While the base case for the Separation Plan is the IPO, all options remain open and it is possible that ING Groep’s divestment of ING U.S. may take place by means of a sale to a single buyer or group of buyers. Notwithstanding the filing of the Form S-1, there can be no assurance that the IPO will occur.

It is anticipated that one or more of the transactions contemplated by the Separation Plan would result in the automatic termination of the existing advisory, sub-advisory, and sub-sub-advisory agreements under which the Adviser and sub-adviser(s) provide services to the Fund. In order to ensure that the existing investment advisory, sub-advisory, and sub-advisory services can continue uninterrupted, the Board approved new advisory, sub-advisory, sub-sub-advisory agreements for the Fund in connection with the IPO. In addition, shareholders of the Fund will be asked to approve new investment advisory, sub-advisory, and sub-sub-advisory agreements prompted by the IPO, as well as any future advisory, sub-advisory, and sub-sub-advisory agreements prompted by the Separation Plan that are approved by the Board and whose terms are not be materially different from the current agreements. This means that shareholders may not have another opportunity to vote on a new agreement with the Adviser or an affiliated sub-adviser or sub-sub-adviser even if they undergo a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of ING U.S.

The Separation Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of ING U.S. and its subsidiaries, including the Adviser and affiliated entities that provide services to the Fund, and may cause, among other things, interruption of business operations or services, diversion

18

NOTES TO FINANCIAL STATEMENTS AS OF FEBRUARY 28, 2013 (CONTINUED)

NOTE 11 — RESTRUCTURING PLAN (continued)

of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. The completion of the Separation Plan is expected to result in the Adviser’s and affiliated entities loss of access to the resources of ING Groep, which could adversely affect its business. It is anticipated that ING U.S., as a stand-alone entity, may be a publicly held U.S. company subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations, and subject to the risk of changing regulation.

During the time that ING Groep retains a majority interest in ING U.S., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep by European and other authorities, may also affect ING U.S. A failure to complete the Separation Plan could create uncertainty about the nature of the relationship between ING U.S. and ING Groep, and could adversely affect ING U.S. and the Adviser and its affiliates. Currently, the Adviser and its affiliates do not anticipate that the Separation Plan will have a material adverse impact on their operations or the Fund and its operation.

NOTE 12 — SUBSEQUENT EVENTS

Dividends: Subsequent to February 28, 2013, the Fund made distributions of:

Per Share Amount	Declaration Date	Payable Date	Record Date
$0.077	2/15/2013	3/15/2013	3/5/2013
$0.077	3/15/2013	4/15/2013	4/3/2013
$0.077	4/15/2013	5/15/2013	5/3/2013

Each month, the Fund will provide disclosures with distribution payments made that estimate the percentages of that distribution that represent net investment income, capital gains, and return of capital, if any. A significant portion of the monthly distribution payments made by the Fund may constitute a return of capital.

At a meeting of the Board on January 10, 2013, the Board nominated to Class III of the Board five individuals (collectively, the “Nominees”) for election as Trustees of the Trust. The Nominees include John V. Boyer, Patricia W. Chadwick, and Sheryl K. Pressler, each of whom is a current member of the Board. In addition, the Board has nominated to Class Ill of the Board Albert E. DePrince Jr. and Martin J. Gavin and appointed to Class II of the Board Joseph E. Obermeyer and Russell H. Jones, each of whom is not currently a member of the Board, but serves as a director or trustee to other investment companies in the ING Fund complex. If the Nominees are approved by the shareholders, the election of the Nominees and appointment of Messrs. Obermeyer and Jones are expected to be effective May 21, 2013. These nominations and appointments are, in part, the result of an effort on the part of the Board, another board in the ING Fund complex, and the Investment Adviser to the Fund to consolidate the membership of the boards so that the same members serve on each board in the ING Fund complex. A proxy statement has been sent to shareholders of the Fund included in this report, as well as shareholders of other ING Funds, seeking approval of the same Nominees. If these proposals were all approved by shareholders, the result would be that all ING Funds would be governed by a board made up of the same individuals.

The Fund has evaluated events occurring after the Statement of Assets and Liabilities date (subsequent events), to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

19

ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF FEBRUARY 28, 2013

Shares		Value	Percentage of Net Assets

COMMON STOCK: 99.6%
	Australia: 10.8%
65,493	Amcor Ltd.	$614,057	0.8
24,288	BHP Billiton Ltd.	909,298	1.1
145,624	Metcash Ltd.	605,940	0.8
11,371	Rio Tinto Ltd.	773,844	1.0
39,664	Westpac Banking Corp.	1,244,307	1.5
17,770	Woolworths Ltd.	634,090	0.8
646,082	Other Securities	3,868,508	4.8
		8,650,044	10.8
	Belgium: 1.4%
13,608	Delhaize Group	657,695	0.8
18,522	Other Securities	456,075	0.6
		1,113,770	1.4
	Brazil: 1.2%
50,632	Other Securities	997,353	1.2

	Canada: 0.9%
9,300	Canadian Imperial Bank of Commerce	750,138	0.9

	China: 10.2%
726,380	China Construction Bank	598,396	0.7
93,500	China Mobile Ltd.	1,027,313	1.3
674,000	China Petroleum & Chemical Corp.	765,313	1.0
320,000	China Resources Power Holdings Co.	863,549	1.1
356,000	China Shineway Pharmaceutical Group Ltd.	605,581	0.8
829,000	Industrial and Commercial Bank of China Ltd.	594,326	0.7
3,718,000	Other Securities	3,720,043	4.6
		8,174,521	10.2
	Denmark: 1.9%
38,299	Other Securities	1,523,064	1.9

	Finland: 0.8%
32,486	Fortum OYJ	618,256	0.8

	France: 7.3%
15,656	Alstom	688,123	0.9
23,736	Bouygues S.A.	668,964	0.8
17,436	Eutelsat Communications	626,983	0.8

Shares		Value	Percentage of Net Assets

COMMON STOCK: (continued)
	France: (continued)
6,682	Sanofi	$631,034	0.8
48,089	Veolia Environnement	604,043	0.7
69,018	Other Securities	2,625,707	3.3
		5,844,854	7.3
	Germany: 5.5%
10,945	DaimlerChrysler AG	650,146	0.8
9,603	Deutsche Boerse AG	594,245	0.7
72,565	Deutsche Telekom AG	777,643	1.0
82,001	Other Securities	2,418,139	3.0
		4,440,173	5.5
	Greece: 0.3%
31,135	Other Securities	264,570	0.3

	Hong Kong: 0.8%
3,446,500	Other Securities	620,524	0.8

	India: 2.6%
113,581	Oil & Natural Gas Corp., Ltd.	654,355	0.8
362,675	Other Securities	1,457,298	1.8
		2,111,653	2.6
	Indonesia: 2.3%
1,348,000	Bank Negara Indonesia Persero Tbk PT	640,642	0.8
880,000	Indofood Sukses Makmur Tbk PT	663,461	0.8
136,500	Other Securities	567,536	0.7
		1,871,639	2.3
	Italy: 3.0%
948,842	Other Securities	2,407,381	3.0

	Malaysia: 1.9%
973,915	Other Securities	1,538,503	1.9

	Netherlands: 2.8%
13,161	Corio NV	606,003	0.8
33,167	Royal Dutch Shell PLC - Class B	1,116,100	1.4
84,230	Other Securities	501,393	0.6
		2,223,496	2.8
	Norway: 0.6%
10,244	Other Securities	488,426	0.6

See Accompanying Notes to Financial Statements

20

ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF FEBRUARY 28, 2013 (CONTINUED)

Shares		Value	Percentage of Net Assets

COMMON STOCK: (continued)
	Portugal: 1.0%
215,054	Other Securities	$794,481	1.0

	Singapore: 2.5%
262,000	Singapore Telecommunications Ltd.	726,490	0.9
46,000	United Overseas Bank Ltd.	706,535	0.9
310,000	Other Securities	537,227	0.7
		1,970,252	2.5
	South Korea: 7.8%
16,330	KB Financial Group, Inc.	591,259	0.7
2,295	Posco	747,455	0.9
4,099	SK Telecom Co., Ltd.	675,786	0.9
15,330	Woongjin Coway Co., Ltd.	705,747	0.9
91,150	Other Securities	3,529,881	4.4
		6,250,128	7.8
	Spain: 2.1%
122,522	Other Securities	1,660,346	2.1

	Sweden: 2.0%
191,215	Other Securities	1,613,816	2.0

	Switzerland: 3.9%
44,880	Clariant AG	680,988	0.8
19,604	Novartis AG	1,327,547	1.7
22,760	Other Securities	1,118,980	1.4
		3,127,515	3.9
	Taiwan: 3.3%
1,265,000	Chinatrust Financial Holding Co., Ltd.	755,072	1.0
964,789	Other Securities	1,876,052	2.3
		2,631,124	3.3
	Thailand: 0.7%
48,700	Other Securities	573,027	0.7

	Turkey: 1.0%
27,278	Tupras Turkiye Petrol Rafinerileri AS	765,569	1.0

Shares		Value	Percentage of Net Assets

COMMON STOCK: (continued)
	United Kingdom: 14.8%
22,398	AstraZeneca PLC	$1,015,647	1.3
159,858	BP PLC	1,071,939	1.3
30,758	CRH PLC	667,279	0.8
48,315	GlaxoSmithKline PLC	1,064,712	1.3
105,002	HSBC Holdings PLC (GBP)	1,162,975	1.5
97,600	HSBC Holdings PLC (HKD)	1,077,561	1.4
11,081	Rio Tinto PLC	592,531	0.7
1,221,477	Other Securities	5,165,773	6.5
		11,818,417	14.8
	United States: 6.2%
6,800	Chevron Corp.	796,620	1.0
12,900	Honeywell International, Inc.	904,290	1.1
10,100	Kimberly-Clark Corp.	952,228	1.2
8,800	Philip Morris International, Inc.	807,400	1.0
15,891	Southern Copper Corp.	600,521	0.7
15,687	Teekay LNG Partners L.P.	614,146	0.8
21,700	Other Securities	284,270	0.4
		4,959,475	6.2
	Total Common Stock (Cost $77,227,009)	79,802,515	99.6

RIGHTS: 0.0%
	Taiwan: 0.0%
108,673	Other Securities	9,399	0.0
	Total Rights (Cost $—)	9,399	0.0
	Total Investments in Securities (Cost $77,227,009)	$79,811,914	99.6
	Assets in Excess of Other Liabilities	283,105	0.4

	Net Assets	$80,095,019	100.0

See Accompanying Notes to Financial Statements

21

ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF FEBRUARY 28, 2013 (CONTINUED)

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of February 28, 2013.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

Cost for federal income tax purposes is $77,502,510.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$8,006,409
Gross Unrealized Depreciation	(5,697,005)

Net Unrealized Appreciation	$2,309,404

Sector Diversification	Percentage of Net Assets
Financials	24.1%
Energy	11.2
Industrials	10.7
Materials	10.6
Consumer Staples	9.1
Health Care	8.4
Utilities	7.5
Telecommunication Services	6.6
Consumer Discretionary	6.5
Information Technology	4.9
Assets in Excess of Other Liabilities	0.4

Net Assets	100.0%

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of February 28, 2013 in valuing the assets and liabilities:(1)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at February 28, 2013
Asset Table
Investments, at fair value
Common Stock
Australia	$5,990	$8,644,054	$—	$8,650,044
Belgium	975,785	137,985	—	1,113,770
Brazil	997,353	—	—	997,353
Canada	750,138	—	—	750,138
China	—	8,174,521	—	8,174,521
Denmark	543,645	979,419	—	1,523,064
Finland	—	618,256	—	618,256
France	—	5,844,854	—	5,844,854
Germany	311,940	4,128,233	—	4,440,173
Greece	—	264,570	—	264,570
Hong Kong	—	620,524	—	620,524
India	—	2,111,653	—	2,111,653
Indonesia	—	1,871,639	—	1,871,639
Italy	—	2,407,381	—	2,407,381
Malaysia	761,903	776,600	—	1,538,503
Netherlands	—	2,223,496	—	2,223,496
Norway	—	488,426	—	488,426
Portugal	—	794,481	—	794,481
Singapore	—	1,970,252	—	1,970,252
South Korea	1,029,141	5,220,987	—	6,250,128
Spain	—	1,660,346	—	1,660,346
Sweden	—	1,613,816	—	1,613,816
Switzerland	—	3,127,515	—	3,127,515
Taiwan	—	2,631,124	—	2,631,124
Thailand	—	573,027	—	573,027
Turkey	—	765,569	—	765,569

See Accompanying Notes to Financial Statements

22

ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF FEBRUARY 28, 2013 (CONTINUED)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at February 28, 2013
United Kingdom	$—	$11,818,417	$—	$11,818,417
United States	4,959,475	—	—	4,959,475

Total Common Stock	10,335,370	69,467,145	—	79,802,515

Rights	—	9,399	—	9,399

Total Investments, at fair value	$10,335,370	$69,476,544	$—	$79,811,914

Liabilities Table
Other Financial Instruments+
Written Options	$—	$(742,312)	$—	$(742,312)

Total Liabilities	$—	$(742,312)	$—	$(742,312)

(1)	For the year ended February 28, 2013, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Fund’s policy is to recognize transfers between levels at the end of the reporting period. At February 28, 2013, securities valued at $1,250,205 were transferred from Level 1 to Level 2 within the fair value hierarchy.
^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

ING International High Dividend Equity Income Fund Written OTC Options on February 28, 2013:

Number of Contracts	Counterparty	Description	Exercise Price		Expiration Date	Premiums Received	Fair Value
Options on Indices
1,000	Goldman Sachs & Co.	Call on S&P/ASX 200 Index	4,884.539	AUD	03/07/13	$59,518	$(220,200)
1,890	Deutsche Bank AG	Call on Euro Stoxx 50® Index	2,598.340	EUR	03/07/13	130,168	(126,670)
900	Deutsche Bank AG	Call on FTSE 100 Index	6,199.050	GBP	03/07/13	123,400	(220,394)
1,000	Royal Bank of Scotland Group PLC	Call on Hang Seng Index	23,187.640	HKD	03/07/13	41,255	(15,624)
11,500,000	Societe Generale	Call on Korea Stock Exchange KOSPI 200 Index	254.508	KRW	03/07/13	36,544	(145,385)
8,600	Royal Bank of Scotland Group PLC	Call on Taiwan Stock Exchange Weighted Index	7,918.070	TWD	03/07/13	31,201	(14,039)

		Total Written OTC Options				$422,086	$(742,312)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of February 28, 2013 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Equity contracts	Written options, at fair value	$742,312

Total Liability Derivatives		$742,312

See Accompanying Notes to Financial Statements

23

ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF FEBRUARY 28, 2013 (CONTINUED)

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended February 28, 2013 was as follows:

Derivatives not accounted for as hedging instruments	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Written options
Equity contracts	$581,458

Total	$581,458

Derivatives not accounted for as hedging instruments	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Written options
Equity contracts	$(483,442)

Total	$(483,442)

Supplemental Option Information (Unaudited)

Supplemental Call Option Statistics as of February 28, 2013:
% of Total Net Assets against which calls written	35.29%
Average Days to Expiration at time written	28 days
Average Call Moneyness* at time written	ATM
Premiums received for calls	$422,086
Value of calls	$(742,312)

*	“Moneyness” is the term used to describe the relationship between the price of the underlying asset and the option’s exercise or strike price. For example, a call (buy) option is considered “in-the-money” when the value of the underlying asset exceeds the strike price. Conversely, a put (sell) option is considered “in-the-money” when its strike price exceeds the value of the underlying asset. Options are characterized for the purpose of Moneyness as, “in-the-money” (“ITM”), “out-of-the-money” (“OTM”) or “at-the-money” (“ATM”), where the underlying asset value equals the strike price.

See Accompanying Notes to Financial Statements

24

TAX INFORMATION (UNAUDITED)

Dividends and distributions paid during the tax year ended December 31, 2012 were as follows:

Fund Name	Type	Per Share Amount

ING International High Dividend Equity Income Fund	NII	$0.2640

	ROC	$0.7320

NII - Net investment income

ROC - Return of capital

Of the ordinary distributions made during the tax year ended December 31, 2012, 8.45% qualifies for the dividends received deduction (DRD) available to corporate shareholders.

For the tax year ended December 31, 2012, 100% of ordinary income dividends paid by the Fund (including creditable foreign taxes paid) are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals.

Pursuant to Section 853 of the Internal Revenue Code, the Fund designates the following amounts as foreign taxes paid for the tax year ended December 31, 2012:

Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
$188,813	$0.0225	89.32%

*	None of the Fund’s income was derived from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Fund. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

25

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Trust’s Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Independent Trustees:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Trustee	July 2007 - Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 - Present).	143	None.

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Trustee	May 2007 -Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 - Present).	143	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Trustee	May 2007 -Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 - Present).	143	Wisconsin Energy Corporation (June 2006 - Present) and The Royce Fund, (35 funds) (December 2009 - Present).

Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Trustee	October 2007 - Present	Retired.	143	First Marblehead Corporation (September 2003- Present).

J. Michael Earley 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Trustee	May 2007 - Present	Retired. Formerly, Banking President and Chief Executive Officer, Bankers Trust Company, N.A., Des Moines (June 1992 - December 2008).	143	None.

Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Trustee	May 2007 - Present	Retired. Formerly, President and Chief Executive Officer, International Insurance Society (June 2001 - June 2009).	143	Assured Guaranty Ltd. (April 2004 - Present).

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Trustee	May 2007 - Present	Consultant (May 2001 - Present).	143	Stillwater Mining Company (May 2002 - Present).

Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Chairperson/Trustee	May 2007 - Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (March 1989 - August 2011).	143	UGI Corporation (February 2006 - Present) and UGI Utilities, Inc. (February 2006 - Present).

26

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Trustees who are “Interested Persons”:

Robert W. Crispin (3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Trustee	July 2007 - Present	Retired.	143	Intact Financial Corporation (December 2004 - Present) and PFM Group (November 2010 - Present).

Shaun P. Mathews (3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Trustee	May 2007 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present).	177	ING Capital Corporation, LLC (December 2005 - Present).

(1)	The Board is divided into three classes, with the term of one class expiring at each annual meeting of the Trust. At each annual meeting, one class of Trustees is elected to a three - year term and serves until their successors are duly elected and qualified. The tenure of each Trustee is subject to the Board’s retirement policy, which states that each duly elected or appointed Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended (“Independent Trustee”), shall retire from and cease to be a member of the Board of Trustees as of the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 73. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for purposes of appointing a successor to the Independent Trustee or otherwise comply with applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).
(2)	Except for Mr. Mathews and for the purposes of this table “Fund Complex” means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund; ING Emerging Markets High Dividend Equity Fund; ING Emerging Markets Local Bond Fund; ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING Global Strategic Income Fund; ING Infrastructure, Industrials and Materials Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Short Duration High Income Fund; ING Variable Insurance Trust; and ING Variable Products Trust. For Mr. Mathews, the ING Fund Complex also includes the following investment companies: ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; ING Money Market Portfolio; ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; and ING Variable Portfolios, Inc. Therefore, for the purposes of this table with reference to Mr. Mathews, “Fund Complex” includes these investment companies. The number of funds in the ING Fund Complex is as of March 31, 2013.
(3)	Messrs. Crispin and Mathews are deemed “Interested Persons” of the Trust because of their current or prior affiliation with ING Groep, N.V., the parent corporation of the Investment Adviser(s) and the Distributor.

27

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years

Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	President and Chief Executive Officer	April 2007 -Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Executive Vice President	April 2007 - Present	Managing Director and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (April 2012 - Present) and Chief Compliance Officer, Directed Services LLC and ING Investments, LLC (March 2011 - Present). Formerly, Executive Vice President and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (January 2007 - April 2012) and Chief Compliance Officer, ING Funds (March 2011 - February 2012).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 62	Executive Vice President Chief Investment Risk Officer	April 2007 - Present September 2009 - Present	Executive Vice President, ING Investments, LLC (July 2000 - Present) and Chief Investment Risk Officer, ING Investments, LLC (January 2003 - Present).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Chief Compliance Officer	February 2012 - Present	Senior Vice President, ING Investments, LLC (February 2012- Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004 - January 2012).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	April 2007 - Present	Senior Vice President, ING Funds Services, LLC (March 2005 - Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Senior Vice President	April 2007 - Present	Senior Vice President, ING Investments, LLC (October 2003 - Present).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Senior Vice President	April 2007 - Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC (January 2006 - Present).

Julius A. Drelick, III 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President	July 2012 - Present

Senior Vice President - Fund Compliance, ING Funds Services, LLC (June 2012 - Present). Formerly,

Vice President - Platform Product Management & Project Management, ING Investments, LLC (April 2007 - June 2012).

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Vice President and Treasurer	September 2012 - Present	Vice President, ING Funds Services, LLC (March 2012 - Present). Formerly, Assistant Vice President - Director, ING Funds Services, LLC (March 2003 - March 2012).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President	April 2007 - Present	Vice President and Treasurer, ING Funds Services, LLC (November 1995 - Present) and ING Investments, LLC (August 1997 - Present). Formerly, Treasurer, ING Funds (November 1999 - February 2012).

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TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Vice President	April 2007 - Present	Vice President, ING Funds Services, LLC (September 2004 - Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Vice President	April 2007 - Present	Vice President, ING Investments, LLC and ING Funds Services, LLC (February 1996 - Present); Director of Compliance, ING Investments, LLC (October 2004 - Present); and Vice President and Money Laundering Reporting Officer, ING Investments Distributor, LLC ( April 2010 - Present). Formerly, Chief Compliance Officer, ING Investments Distributor, LLC (August 1995 - April 2010).

Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 37	Vice President	September 2012 - Present	Vice President, ING Funds Services, LLC (July 2007 - Present).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Vice President	April 2007 - Present	Vice President - Platform Product Management & Project Management, ING Investments, LLC (July 2012 - Present); Vice President, ING Investment Management - ING Funds (March 2010 - Present) and Vice President, ING Funds Services, LLC (March 2006 - Present). Formerly Managing Paralegal, Registration Statements (June 2003 - July 2012).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Assistant Vice President	May 2008 - Present	Vice President - Director of Tax, ING Funds Services, LLC (March 2013 - Present). Formerly, Assistant Vice President - Director of Tax, ING Funds Services, LLC (March 2008 - March 2013).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Secretary	April 2007 - Present	Senior Vice President and Chief Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003 - March 2010).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Assistant Secretary	April 2007 - Present	Vice President and Senior Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010) and Counsel, ING Americas, U.S. Legal Services (April 2003 - April 2008).

Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Assistant Secretary	June 2010 - Present	Vice President and Senior Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010) and Counsel, ING Americas, U.S. Legal Services (May 2005 - April 2008).

(1)	The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

29

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY, SUB-ADVISORY, AND SUB-SUB-ADVISORY CONTRACTS

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) provides that, after an initial period, the existing investment advisory, sub-advisory, and sub-sub-advisory contracts for ING International High Dividend Equity Income Fund (the “Fund”) will remain in effect only if the Board of Trustees (the “Board”) of the Fund, including a majority of Board members who have no direct or indirect interest in the advisory, sub-advisory, and sub-sub-advisory contracts, and who are not “interested persons” of the Fund, as such term is defined under the 1940 Act (the “Independent Trustees”), annually review and approve them. Thus, at a meeting held on November 29, 2012, the Board, including a majority of the Independent Trustees, considered whether to renew the investment advisory contract (the “Advisory Contract”) between ING Investments, LLC (“ING Investments” or the “Adviser”) and the Fund, the sub-advisory contract (“Sub-Advisory Contract”) between ING Investments and ING Investment Management Co. LLC (“ING IM”), and the sub-sub-advisory contract (“Sub-Sub-Advisory Contract”) between ING IM and ING Investment Management Advisors B.V. (“IIMA” and together with ING IM, the “Sub-Adviser”).

The Independent Trustees also held separate meetings on October 24 and November 27, 2012 to consider the renewal of the Advisory, Sub-Advisory, and Sub-Sub-Advisory Contracts. As a result, subsequent references herein to factors considered and determinations made by the Independent Trustees include, as applicable, factors considered and determinations made on those earlier dates by the Independent Trustees.

At its November 29, 2012 meeting, the Board voted to renew the Advisory, Sub-Advisory, and Sub-Sub-Advisory Contracts for the Fund. In reaching these decisions, the Board took into account information furnished to it throughout the year at meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal process. Determinations by the Independent Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Board considered at the same meeting the advisory, sub-advisory, and sub-sub-advisory contracts that were subject to renewal for each of the ING Funds under its jurisdiction, the Trustees considered the Fund’s advisory, sub-advisory, and sub-sub-advisory relationships separately.

Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meeting. While the Board gave its attention to the information furnished at the request of the Independent Trustees that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory, Sub-Advisory, and Sub-Sub-Advisory Contracts for the one-year period ending November 30, 2013. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund’s advisory, sub-advisory, and sub-sub-advisory arrangements.

Overview of the Contract Renewal and Approval Process

The Board follows a structured process pursuant to which it seeks and considers relevant information when it decides whether to approve new or existing advisory and sub-advisory arrangements for the investment companies in the ING Fund complex under its jurisdiction, including the Fund’s existing Advisory, Sub-Advisory, and Sub-Sub-Advisory Contracts. Among other actions, the Independent Trustees of the Board: retain the services of independent consultants with experience in the mutual fund industry to assist the Independent Trustees in working with the personnel employed by the Adviser or its affiliates who administer the Fund (“Management”) to identify the types of information presented to the Board to inform its deliberations with respect to advisory and sub-advisory relationships and to help evaluate that information; evaluate industry best practices in regard to the consideration of investment advisory, sub-advisory, and sub-sub-advisory contracts; establish a specific format in which certain requested information is provided to the Board; and determine the process for reviewing such information in connection with advisory and sub-advisory contract renewals and approvals. The result is a process (the “Contract Review Process”) employed by the Board and its Independent Trustees to review and analyze information in connection with the annual renewal of the ING Funds’ advisory, sub-advisory, and sub-sub-advisory contracts, as well as the review and approval of new advisory and sub-advisory relationships.

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Since the Contract Review Process was first implemented, the Board’s membership has changed through periodic retirements of some Trustees and the appointment and election of new Trustees. In addition, the Independent Trustees have reviewed and refined the renewal and approval process at least annually in order to request additional or revised information from Management and address certain unique characteristics related to new or existing ING Funds.

The Board has established (among other committees) two Investment Review Committees (each, an “IRC”), which meet independently and, at times, jointly, and a Contracts Committee. Among other matters, the Contracts Committee provides oversight with respect to the Contract Review Process, and the Fund is assigned to the IRCs, jointly, which provide oversight regarding, among other matters, the investment performance of the Adviser and Sub-Adviser, as well as the oversight by the Adviser of the performance of the Sub-Adviser. The IRCs may apply a heightened level of scrutiny in cases where performance has lagged the Fund’s relevant benchmark, Lipper, Inc. (“Lipper”) category median, and/or Morningstar, Inc. (“Morningstar”) category median.

The type and format of the information provided to the Board or to legal counsel for the Independent Trustees in connection with the Contract Review Process has been codified in the ING Funds’ 15(c) Methodology Guide. This Guide was developed under the direction of the Independent Trustees and sets out a blueprint pursuant to which the Independent Trustees request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of advisory, sub-advisory, and sub-sub-advisory contracts. The Independent Trustees review and update the 15(c) Methodology Guide annually.

Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”) prior to the Independent Trustees’ review of advisory and sub-advisory arrangements (including the Fund’s Advisory, Sub-Advisory, and Sub-Sub-Advisory Contracts). The Independent Trustees previously retained an independent firm to verify and test the accuracy of certain FACT sheet data for a representative sample of funds in the ING Fund complex. In addition, the Contracts Committee routinely employs the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the

FACT sheets, and selected peer group of investment companies (“Selected Peer Group”) to be used by the Fund for certain comparison purposes during the renewal process. As part of an ongoing process, the Contracts Committee recommends or considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the Board’s IRCs review benchmarks used to assess the performance of funds in the ING Fund complex.

The Board employed its process for reviewing contracts when considering the renewals of the Fund’s Advisory, Sub-Advisory, and Sub-Sub-Advisory Contracts that would be effective through November 30, 2013. Set forth below is a discussion of many of the Board’s primary considerations and conclusions resulting from this process.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory, Sub-Advisory, and Sub-Sub-Advisory Contracts for the Fund for the year ending November 30, 2013, the Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Fund by the Adviser and Sub-Adviser. This included information regarding the Adviser and Sub-Adviser provided throughout the year at meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The materials requested by the Independent Trustees and provided to the Board, K&L Gates and/or independent consultants that assist the Independent Trustees prior to the November 29, 2012 Board meeting included, among other information, the following items for the Fund: (1) FACT sheets that provided information regarding the expenses of the Fund and other similarly managed funds in its Selected Peer Group, as well as information regarding the Fund’s performance, investment portfolio, objective and strategies; (2) reports providing risk and attribution analyses of the Fund; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which the Fund’s benchmark and Selected Peer Group were selected and how profitability was determined; (4) responses from the Adviser and Sub-Adviser to a series of questions posed by K&L Gates on behalf of the Independent Trustees; (5) copies of the forms of Advisory, Sub-Advisory, and Sub-Sub-Advisory Contracts; (6) copies of the Forms ADV for the Adviser and Sub-Adviser; (7) financial

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

statements for the Adviser and Sub-Adviser; (8) a draft of a narrative summary addressing key factors the Board customarily considers in evaluating the renewals of the ING Funds’ (including the Fund’s) advisory contracts and sub-advisory contracts, including a written analysis for the Fund of how performance, fees and expenses compare to its Selected Peer Group and/or designated benchmark(s); (9) independent analyses of Fund performance by the Fund’s Chief Investment Risk Officer; and (10) other information relevant to the Board’s evaluations.

The Board also noted that ING Groep, N.V. (“ING Groep”), the ultimate parent company of the Adviser and the Sub-Adviser, has announced plans for the separation of its U.S.-based insurance, retirement services and investment management operations, which include ING Investments and ING IM, into an independent, standalone company by the end of 2016. The Board further noted that this separation may result in the ING Investments and ING IM’s loss of access to the services and resources of their current ultimate parent company, which could adversely affect its businesses and profitability. The Board recognized that, if the separation plan is deemed to be a change of control, the investment advisory, sub-advisory and sub-sub-advisory agreements for the Fund would terminate and trigger the necessity for new agreements, which would require the approval of the Board and, potentially, the shareholders of the Fund. The Board also recognized that there can be no assurance that the separation plan will be carried out. The Board considered the potential effects of the separation on the Fund, ING Investments and ING IM, including their ability prior to, during and after the separation to perform the same level of service to the Fund as ING Investments and ING IM, currently provide. In this regard, the Board noted that the ING Investments and ING IM, do not currently anticipate that the separation would have a material adverse impact on the Fund or their operations and administration.

The Fund’s common shares were used for purposes of certain comparisons to the funds in its Selected Peer Group. Common shares were selected because they are the only Fund class issued and outstanding. The common shares were compared to the analogous class of shares for each fund in the Selected Peer Group. The mutual funds included in the Fund’s Selected Peer Group were selected based upon criteria designed to represent the Fund share class being compared to the Selected Peer Group.

In arriving at its conclusions with respect to the Advisory Contract, the Board was mindful of the “manager-of-managers” platform of the ING Funds that has been developed by the Adviser. The Board recognized that the Adviser is responsible for monitoring the investment program and performance of the Sub-Adviser under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Adviser has developed to provide ongoing oversight of the nature, extent and quality of the services the Sub-Adviser provides to the Fund and the Sub-Adviser’s compliance with applicable laws and regulations. The Board noted that to assist in the selection and monitoring of the Sub-Adviser, the Adviser has developed an oversight process formulated by its Manager Research & Selection Group (“MRSG”), which analyzes both qualitative (such as in-person meetings and telephonic meetings with the Sub-Adviser and research on sub-advisers) and quantitative information (such as performance data, portfolio data and attribution analysis) about the Sub-Adviser and the Fund that it manages. The Board recognized that the MRSG also typically provides in-person reports to the IRCs at their meetings prior to any Sub-Adviser presentations. In addition, the Board noted that the MRSG prepares periodic due diligence reports regarding the Sub-Adviser based on on-site visits and information and analysis which, team members use to attempt to gain and maintain an in-depth understanding of the Sub-Adviser’s investment processes and to try to identify issues that may be relevant to the Sub-Adviser’s services to the Fund and/or its performance. The Board also noted that the MRSG provides written reports on these due diligence analyses to the pertinent IRC. The Board noted the resources that the Adviser has committed to its services as a manager-of-managers, including resources for reporting to the Board and the IRCs to assist them with their assessment of the investment performance of the Fund on an on-going basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the IRCs to analyze the key factors underlying investment performance for the funds in the ING Fund complex.

The Board also considered the techniques that the Adviser has developed to screen and perform due diligence on new sub-advisers if and when the Adviser recommends to the Board a new sub-adviser to manage a fund in the ING Fund complex. The Board noted that, for new non-ING-affiliated sub-advisers, the MRSG is

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

responsible for: identifying qualified candidates; analyzing their investment process, personnel and resources; conducting due diligence on the candidates; and selecting the firm to propose as a new sub-adviser, as well as preparing written materials and reports to the committees and the Board as part of the process of approving any new sub-adviser for the Fund.

The Board also considered that in the course of monitoring performance of the Sub-Adviser, the MRSG has developed, based on guidance from the IRCs, a methodology for comparing performance of the Fund to the Fund’s Morningstar category median, Lipper category median, and/or primary benchmark. The Board also recognized that the MRSG provides the IRCs with regular updates on the Fund and alerts the IRCs to potential issues as they arise. The Board noted that another service provided by the MSRG is the preparation of the Fund Dispersion Report. The Board also noted that the Adviser regularly monitors performance, personnel, compliance and a myriad of other issues that may arise on a day-to-day basis with regards to the Sub-Adviser and noted that, if issues are identified either through formal or informal processes, they are brought before the IRCs and the Board for consideration and action and the Adviser consistently makes its resources available to the Board and the IRCs to assist with addressing any issues that arise.

The Board noted that the Fund also benefits from the services of the Adviser’s Investment Risk Management Department (the “IRMD”), under the leadership of the Chief Investment Risk Officer, the costs of which are shared by the Fund and the Adviser. The Board noted that the IRMD regularly presents written materials and reports to the IRCs that focus on the investment risks of the Fund. The Board also noted that the IRMD provides the IRCs with analyses that are developed to assist the IRCs in identifying trends in Fund performance and other areas over consecutive periods. The Board noted that the services provided by the IRMD are meant to provide an additional perspective for the benefit of the IRCs, which may vary from the perspective of the MRSG.

The Board also noted the techniques used by the Adviser to monitor the performance of the Sub-Adviser and the proactive approach that the Adviser, working in cooperation with the IRCs, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving the Fund’s performance.

In considering the Fund’s Advisory Contract, the Board also considered the extent of benefits provided to the Fund’s shareholders, beyond advisory services, from being part of the ING family of funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among ING Funds available on a product platform, and the wide range of ING Funds available for exchange or transfer. The Board also took into account the Adviser’s ongoing efforts to reduce the expenses of the ING Funds through renegotiated arrangements with the ING Funds’ service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the ING Fund complex more balanced and efficient by the launch of new investment products and the combinations of similar funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for the Fund were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with codes of ethics. The Board considered reports from the Fund’s Chief Compliance Officer (“CCO”) evaluating whether the regulatory compliance systems and procedures of the Adviser and Sub-Adviser are reasonably designed to assure compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board’s Compliance Committee that guide the CCO’s compliance oversight function.

The Board reviewed the level of staffing, quality and experience of the Fund’s portfolio management team. The Board took into account the respective resources and reputations of the Adviser and Sub-Adviser, and evaluated the ability of the Adviser and the Sub-Adviser to attract and retain qualified investment advisory personnel. The Board also considered the adequacy of the resources committed to the Fund (and other relevant funds in the ING Fund complex) by the Adviser and Sub-Adviser, and whether those resources are commensurate with the needs of the Fund and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of the Adviser and the Sub-Adviser.

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser and Sub-Adviser are appropriate in light of the Fund’s operations, the competitive landscape of the investment company business, and investor needs, and that the nature, extent, and quality of the overall services provided by the Adviser and the Sub-Adviser were appropriate.

Fund Performance

In assessing advisory and sub-advisory relationships, the Board placed emphasis on the investment returns of the Fund. While the Board considered the performance reports and discussions with portfolio managers at Board and committee meetings during the year, particular attention in assessing performance was given to the FACT sheets furnished in connection with the renewal process. The FACT sheet prepared for the Fund included its investment performance compared to the Fund’s Morningstar category median, Lipper category median, and/or primary benchmark. The FACT sheet performance data was as of June 30, 2012. In addition, the Board also considered at its November 29, 2012 meeting certain additional data regarding performance and Fund asset levels as of September 30 and October 31, 2012.

The Fund’s performance was compared to its Morningstar category median and average, as well as its primary benchmark, a broad-based securities market index that appears in the Fund’s shareholder report. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. The Fund’s management fee and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.

In considering whether to approve the renewal of the Advisory, Sub-Advisory and Sub-Sub-Advisory Contracts for the Fund, the Board considered that, based on performance data for the periods ended June 30, 2012: (1) the Fund’s performance was equal to that of its Morningstar category median for all periods presented; (2) the Fund outperformed its primary benchmark for all periods presented; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for all periods presented.

Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board considered whether economies of scale likely will be realized by the Adviser and Sub-Adviser as the Fund grows larger and the extent to which any such economies are reflected in contractual fee rates. The Board noted that the Fund, as a closed-end fund, generally does not issue new shares and is less likely to realize economies of scale from additional share purchases. The Board also considered that the Fund that does not have advisory fee rate breakpoints. In the case of sub-advisory fees, the Board considered that breakpoints would inure to the benefit of the Adviser, except to the extent that there are corresponding advisory fee rate breakpoints or waivers. In evaluating fee rate breakpoint arrangements and economies of scale, the Independent Trustees also considered prior periodic management reports, industry information on this topic and the Fund’s investment performance.

Information Regarding Services to Other Clients

The Board requested and considered information regarding the nature of services and fee rates offered by the Adviser and Sub-Adviser to other clients, including other registered investment companies and relevant institutional accounts. When fee rates offered to other clients differed materially from those charged to the Fund, the Board considered any underlying rationale provided by the Adviser or the Sub-Adviser for these differences. The Board also noted that the fee rates charged to the Fund and other institutional clients of the Adviser or Sub-Adviser (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as the Fund, as compared to non-registered investment company clients; market differences in fee rates that existed when the Fund first was organized; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Rates and Profitability

The Board reviewed and considered the contractual investment advisory fee rate, combined with the administrative fee rate, payable by the Fund to the Adviser. The Board also considered the contractual sub-advisory fee rate payable by the Adviser to the Sub-Adviser for sub-advisory services for the Fund and the

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

contractual sub-sub-advisory fee rate payable by ING IM to IIMA for sub-sub-advisory services for the Fund, including the portion of the contractual advisory fees that are paid to the Sub-Adviser, as compared to the portion retained by the Adviser. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Fund.

The Board considered: (1) the fee structure of the Fund as it relates to the services provided under the contracts; and (2) the potential fall-out benefits to the Adviser and the Sub-Adviser and their respective affiliates from their association with the Fund. For the Fund, the Board separately determined that the fee rates payable to the Adviser, the fee rates payable to ING IM, and the fee rates payable to IIMA are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.

In considering the fee rates payable under the Advisory, Sub-Advisory and Sub-Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of a 0.10% administration fee) for the Fund is above the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is above the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account Management’s representations that closed-end funds have unique distribution characteristics and their pricing structures are highly driven by the market and competitive environment at the time of their initial offering when their fee structures were established. The Board also noted Management’s representations regarding the reasonableness of the Fund’s management fee rate.

The Board considered information on revenues, costs and profits realized by the Adviser and the Sub-Adviser, which was prepared by Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. In analyzing the profitability of the Adviser and the Sub-Adviser in connection with its services to the Fund, the Board took into account the sub-advisory fee rate payable by the Adviser to the Sub-Adviser. In addition, the Board considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser. In this regard, the Board also noted that the Adviser (and not the Fund) pays the sub-advisory fees earned by the Sub-Adviser and ING IM pays the sub-sub-advisory fees earned by IIMA.

Although the 15(c) Methodology Guide establishes certain standards for profit calculation, the Board recognized that profitability analysis on a client-by-client basis is not an exact science and there is no uniform methodology within the asset management industry for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Fund’s operations may not be fully reflected in the expenses allocated to the Fund in determining profitability, and that the information presented may not portray all of the costs borne by the Adviser and Management or capture their entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment. In addition, the Board recognized that the use of different methodologies for purposes of calculating profit data can give rise to dramatically different profit and loss results.

In making its determinations, the Board based its conclusions as to the reasonableness of the advisory and sub-advisory fee rates of the Adviser and Sub-Adviser primarily on the factors described for the Fund herein. At the request of the Board, the Adviser has from time to time agreed to implement remedial actions regarding certain funds in the ING Fund complex. These remedial actions have included, among others: reductions in effective fee rates through expense limitation or fee waiver arrangements or through contractual fee rate revisions, such as the addition of the fee schedule breakpoints at higher asset levels; changes in sub-adviser or portfolio managers; and strategy modifications.

Conclusion

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context

35

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

of all factors considered by the Board; (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board; and (5) the sub-sub-advisory fee rate payable by the Sub-Adviser to the Sub-Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory, Sub-Advisory, and Sub-Sub-Advisory Contracts for the Fund for the year ending November 30, 2013. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

APPROVAL OF INVESTMENT ADVISORY, SUB-ADVISORY, AND SUB-SUB-ADVISORY CONTRACTS IN CONNECTION WITH SEPARATION PLAN

Pursuant to an agreement with the European Commission, ING Groep has announced its intention to divest ING U.S., Inc. (“ING U.S.”), a wholly owned, indirect subsidiary of ING Groep and a parent company of ING Investments and ING IM (such divestment, the “Separation Plan”). ING Groep’s base case to achieve the Separation Plan is through an initial public offering of ING U.S. (the “IPO”) followed by the divestment of ING Groep’s remaining ownership interest over time through one or more additional public offerings of ING U.S. stock, or, possibly, through one or more privately negotiated sales of the stock. (While the Separation Plan is the base case, it is possible that the Separation Plan may be achieved by means of a sale to a single buyer or group of buyers.)

The Fund is subject to the 1940 Act, which provides that any investment advisory agreement, including any sub-advisory agreement, must terminate automatically upon its “assignment.” As used in the 1940 Act, the term assignment includes any transfer of a controlling block of outstanding voting securities of an adviser or the parent company of an adviser. Such a transfer is often referred to as a “Change of Control Event.” It is anticipated that one or more of the transactions contemplated by the Separation Plan would be deemed a Change of Control Event.

As described above, the Separation Plan contemplates one or more transactions, commencing with the IPO, that are expected to result ultimately in a direct or indirect “Change of Control Event” for ING Investments and ING IM, which in turn would result in the automatic termination of the current advisory agreement, and current sub-advisory agreement, including the current sub-sub-advisory agreement with IIMA (collectively, “the

Current Agreements”). The decisions by the Board, including a majority of the Independent Trustees, to approve a proposed new advisory agreement, a proposed new sub-advisory agreement and a proposed new sub-sub-advisory agreement (collectively, the “Proposed Agreements”) were based on a determination by the Board that it would be in the best interests of the shareholders of the Fund for ING Investments, ING IM and IIMA to continue providing investment advisory, sub-advisory, sub-sub-advisory and related services for the Fund, without interruption, as consummation of the Separation Plan proceeds.

The Board was aware that the IPO may not result immediately in a Change of Control Event, but also recognized that the Separation Plan contemplates a series of transactions that are expected to result in one or more Change of Control Events in the future. The Board concluded that approval by shareholders at this time of both the Proposed Agreements and future agreements that may become effective upon certain Change of Control Events in the future will permit the Fund to benefit from the continuation of services by the Adviser, Sub-Adviser and their affiliates throughout the Separation Plan without the need for multiple shareholder meetings. The Board was informed by the Adviser and its counsel that the Adviser is seeking to obtain regulatory assurances that the staff of the SEC would not object to approval of future agreements by shareholders at this time.

Prior to its approval of the Proposed Agreements, the Board reviewed, among other matters, the quality, extent, and nature of the services currently being provided by ING Investments, ING IM and IIMA under the Current Agreements and to be provided under the Proposed Agreements. A substantial portion of this review was conducted as part of, and in conjunction with, the Board’s annual reviews of the Current Agreements, which were most recently approved for continuation at an in-person meeting of the Board held on November 29, 2012. During the review process that led to its approval of the Current Agreements on November 29, 2012, the Board was aware that it likely would be asked in the very near future to consider approval of the Proposed Agreements.

On November 29, 2012, as applicable, the Board concluded, in light of all factors it considered, including undertakings by the Adviser relating to certain follow-up actions, that the approval of the Current Agreements was in the best interests of the Fund and its shareholders and that the fee rates set forth in the Current Agreements were fair and reasonable. Among

36

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

other factors, the Board considered: (1) the nature, extent and quality of services provided and to be provided under the Current Agreements; (2) the extent to which economies of scale are reflected in fee rate schedules under the Current Agreements; (3) the existence of any “fall-out” benefits to the Adviser, Sub-Adviser and their affiliates; (4) a comparison of fee rates, expense ratios, and investment performance to those of similar funds; and (5) the costs incurred and profits realized by the Adviser, Sub-Adviser and their affiliates with respect to their services to the Fund. A further description of the process followed by the Board in approving the continuation of the Current Agreements on November 29, 2012, including the information reviewed, certain material factors considered and certain related conclusions reached, is set forth above under the section titled “BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY, SUB-ADVISORY, AND SUB-SUB-ADVISORY CONTRACTS.”

In connection with its approval of the Proposed Agreements, on January 10, 2013, the Board considered its conclusions in connection with its November 29, 2012 approvals of those Current Agreements that were in effect on that date, including the Board’s general satisfaction with the nature and quality of services being provided and, as applicable, actions taken or to be taken in certain instances to improve the relationship between the costs and the quality of services being provided. Also in connection with its January 10, 2013 approvals of the Proposed Agreements, the Board considered a representation made to it on that date by the Adviser’s president that there were no additional developments not already disclosed to the Board since November 29, 2012 that would be a material consideration to the Board in connection with its consideration of the Proposed Agreements.

As a result, in addition to the information identified above, in considering the Proposed Agreements, the Board focused its review on, and requested and evaluated other information relating to, the potential impact of implementing the Separation Plan on the operations, personnel, organizational structure, capitalization, and financial and other resources of the Adviser and its affiliates that render investment sub-advisory, administrative, distribution, compliance and other services to the Fund. When making its decisions on January 10, 2013, the Board took into account that, commencing in early 2011, it had posed ongoing inquiries to, and received regular updates from, management relating to the Separation Plan.

Between November 2012 and January 2013, the Board and its committees accelerated their due diligence processes by engaging in an extensive review and analysis of additional information regarding the proposed IPO and related matters. This analysis focused on, among other matters, the expectations for continuity and stability of ING U.S. throughout implementation of the Separation Plan and thereafter. In this connection, the Board considered that the Separation Plan is being implemented as a result of legal and regulatory commitments by ING Groep, that the Board generally has been satisfied with the nature, extent and quality of the services provided to the Fund, including investment advisory, administrative and support services, and that it would be in the Fund’s best interests to maintain continuity and stability of the services currently being provided. The Board carefully considered ING U.S.’s anticipated future plans related to capitalization, operational matters, and the retention of current levels of staffing and related compensation structures, as well as the desires of its senior executives and key employees and the importance of the investment management operations within the ING U.S. business structure going forward.

Among other steps in its nearly two-year due diligence process, which accelerated upon ING U.S.’S Form S-1 filing, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees solicited and received ongoing advice regarding the Board’s legal duties from K&L Gates, legal counsel for such Board members, which law firm has extensive experience regarding such matters.

2. The Independent Trustees established an Ad Hoc IPO Transaction Committee (the “IPO Committee”), consisting exclusively of Independent Trustees, to help oversee, coordinate, and perform portions of the Board’s due diligence activities. In this connection, the IPO Committee considered, among other matters, relevant legal guidance and the processes followed by certain other investment company boards of directors or trustees when they approved contracts in connection with Change of Control events.

3. The Independent Trustees, with assistance from K&L Gates, prepared written inquiries to the Adviser and its affiliates regarding the IPO, including details regarding ING U.S.’s anticipated business plan for continuing

37

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

operations after the IPO and potential Change of Control Events.

4. The Board received and evaluated written responses from the Adviser and its affiliates pursuant to inquiries made on the Board’s behalf. These evaluations were conducted through a series of separate meetings by the Board’s Audit Committee, Compliance Committee, Contracts Committee, Domestic Equity Funds Investment Review Committee, International/Balanced/Fixed Income Funds Investment Review Committee, Nominating and Governance Committee, and IPO Committee (collectively, the “Committees”), and by the Independent Trustees (which, at times, included one or both Board members who are not Independent Trustees). With respect to services to be rendered to the Fund by ING U.S. during implementation of the Separation Plan, each Committee evaluated matters relating to those services typically overseen by such Committee (and, in the case of the IPO Committee, relevant matters not otherwise assigned to a standing Committee). Future references herein to actions taken by the Board or the Independent Trustees may include, in some instances, actions taken by one or more of the Committees.

5. The Board requested and participated in a series of in-person and/or telephonic meetings involving presentations from senior management personnel at ING U.S. (including its Chief Executive Officer, Chief Operating Officer, Chief Risk Officer, Head of Corporate Development, Head of Proprietary Investments, and the heads of each proposed primary operating unit of ING U.S.), as well as from senior management of the Adviser and its affiliates, including senior human resources personnel, senior investment personnel, and senior compliance personnel at ING IM. The Board also requested and had such meetings with the Fund’s Chief Compliance Officer and Chief Investment Risk Officer who, as a matter of course, report directly to the Board or its Committees.

6. The Board received and reviewed the preliminary Form S-1 that contained extensive information relating to, among other matters, ING U.S.’s anticipated business plans and financial structure. In this connection, the Board considered, among other matters: the anticipated arrangements between ING Groep and ING U.S. over the course of the Separation Plan; the anticipated use of potential proceeds of the capital that would be raised through the Form S-1 offering (including that portion of potential proceeds that may be retained by ING Groep and that portion that may be dedicated to the capitalization and operations of ING U.S., including its asset management operations); the potential short-term and long-term financial consequences to ING U.S. of the closed book of variable annuity business that would be maintained by ING U.S.-affiliated insurance companies; and other information provided by the Adviser and its affiliates.

7. K&L Gates retained Grail Partners LLC (“Grail”), an independent investment banking firm with extensive experience relating to business operations such as those to be conducted by ING U.S., in order to help K&L Gates evaluate and advise the Board with respect to, among other matters, details of ING U.S.’s anticipated business plan and financial capitalization as set forth in its Form S-1 and related information provided by the Adviser and its affiliates, including the potential implications to the Adviser and its non-insurance affiliates of insurance regulations and related capitalization matters. The Independent Trustees or IPO Committee members attended certain in-person and telephone conference call meetings at which Grail rendered advice to K&L Gates regarding these matters and responded to questions.

8. The Independent Trustees, the Board, and many of its Committees held in-person meetings on November 27, 28, and 29, 2012 during which, among other actions, they evaluated the responsive due diligence information provided to date by the Adviser and its affiliates, and considered input from K&L Gates, Grail, and others regarding the Form S-1. At the conclusion of these meetings, the Independent Trustees and the Committees posed to the Adviser and its affiliates a series of follow-up information requests.

9. Among the follow-up actions arising from the November 27, 28, and 29 meetings, the Independent Trustees requested and received written assurances that the Adviser and its affiliates: are committed to maintaining appropriate levels of overall staffing, ongoing resources and service quality; and throughout the time period during which the Separation Plan is implemented, will notify and consult with the Board in advance if management proposes to take certain actions with respect to these matters. The Board considered that such services include, but are not limited to, portfolio management services, administrative services, and regulatory compliance services. In this regard, the Board considered representations by the Adviser and its affiliates that their separation from ING Groep as contemplated by the Separation Plan will not lead to a reduction in the quality or scope of these and other services provided by those firms to the Fund. The Board also considered that

38

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

the importance of the asset management operations to the overall success of ING U.S., as described by the Form S-1 and during presentations by senior ING U.S. management personnel, could provide a strong incentive to ING U.S. to provide appropriate resource allocations to support those asset management operations.

10. The Board considered representations by the Adviser and its affiliates that approval of the Proposed Agreements would be necessary for the Fund to continue receiving investment management services from ING Investments, ING IM and IIMA following the Change of Control Events contemplated by the Separation Plan.

11. The Board considered representations by the Adviser and its affiliates, as well as related supporting documentation, indicating that the Proposed Agreements, including the fees payable thereunder, are substantially similar to and, in any event, are no less favorable to the Fund than, the terms of the corresponding Current Agreements.

12. The Board considered that, to the extent that the Proposed Agreements do have changes, those changes are designed to benefit shareholders and/or to provide management, subject to Board supervision, with greater flexibility to manage the Fund in a manner consistent with stated investment objectives. In this connection, the Board considered, among other matters, the Adviser’s representation that no material changes would be made to the Proposed Agreements, as compared to the Current Agreements, with respect to the material contractual terms that were previously negotiated under which the Fund and ING Investments, ING IM and IIMA currently operate, including contractual provisions relating to fees and expenses.

13. The Board considered representations by the Adviser and its affiliates, including senior investment management personnel, as well as related supporting documentation, indicating that: (a) ING Investments, ING IM and IIMA can be expected to provide services of the same nature, extent, and quality under the Proposed Agreements as are provided thereby under the Current Agreements; and (b) the Separation Plan is not expected to result in any changes to: (i) the management of the Fund, including the continuity of the Fund’s portfolio managers and other personnel responsible for the management operations of the Fund; or (ii) the investment objective of or the principal investment strategies used to manage any of the Fund.

14. The Board considered the steps by the Adviser and its affiliates that have been taken and are planned to be taken to retain the employment of key personnel, including incentive compensation plan arrangements, as well as the overall positive indications by many such personnel regarding the opportunities presented by the Separation Plan to create and grow an investment management operation that is independent from other ING Groep banking and insurance operations that will not be part of ING U.S.

15. The Board considered that the Adviser and its affiliates have agreed to bear all expenses associated with obtaining shareholder approval of the Proposed Agreements.

16. The Board considered ING U.S.’s preliminary “branding” plans regarding the future name of its asset management operations, as well as its anticipated ability to continue to use the “ING” brand name for such operations for a period of time following the IPO.

17. The Board considered the advice provided by Dechert LLP, legal counsel to the Fund and the Adviser, with respect to the Proposed Agreements (including advice relating to the process and timing of seeking shareholder approval of the Proposed Agreements, and whether shareholder approvals would be required in connection with any future aspects of the Separation Plan following the IPO) and regarding the Board’s role and responsibilities with respect to ING Groep’s restructuring.

18. The Board considered the legal obligation of ING Groep under the Separation Plan to divest its ownership interest in ING U.S., as well as certain potential advantages and disadvantages to shareholders of the Fund of this divestiture, and certain potential advantages and disadvantages of alternative divestiture actions that ING Groep might be forced to take if the Proposed Agreements are not approved by the Board or by shareholders of the Fund.

19. The Board considered peer group and benchmark investment performance comparison data relating to the Fund that was more current than related comparison data considered by it in connection with the November 29, 2012 approvals of the Current Agreements.

20. The Board considered actions taken by the Adviser subsequent to the November 29, 2012 approvals of the Current Agreements with respect to certain ING Funds in response to requests made by the Board in connection with those approvals.

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

21. The Board considered the potential benefits to be realized by the Adviser and its affiliates as a result of the Proposed Agreements.

22. The Board considered that, if shareholders approve the Proposed Agreements, the Board currently expects to continue to conduct an annual contracts review process consistent with the process it would have conducted had the Current Agreements continued in effect and not been replaced by the Proposed Agreements, notwithstanding the two-year initial term set forth in the Proposed Agreements. For example, if the Proposed Agreements are approved by shareholders in 2013, the Board would not legally be required to review or renew those contracts until 2015. However, the Board currently intends to conduct annual reviews of such contracts in 2013 and 2014, and ING has consented to this process. Thus, the Board emphasized that it would be able to, and intends to, monitor on a regular basis the ability of the Adviser and its affiliates to comply with their undertakings to the Board and to monitor on an ongoing basis the quality of services to, and expenses of, the Fund. In addition, the Board considered that, under the Proposed Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the Proposed Agreements without penalty upon 60 days’ notice.

Based on the foregoing and other relevant considerations, at a meeting of the Board held on January 10, 2013, the Board, including a majority of the Independent Trustees, voted to approve the Proposed Agreements and to recommend approval of the Proposed Agreements by shareholders of the Fund. In this connection, the Board concluded that, in light of all factors considered, the terms of the Proposed Agreements, including fee rates, were fair and reasonable, and that it would be in the best interests of shareholders of the Fund to approve the Proposed Agreements so as to enable there to be a continuation without interruption of the current services being provided by the current service providers pursuant to the Current Agreements. In this connection, the Board noted that no one factor was determinative of its decisions which, instead, were premised upon the totality of factors considered. In this connection, the Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the Proposed Agreements and to recommend approval of the Proposed Agreements to shareholders.

40

SHAREHOLDER MEETING INFORMATION (UNAUDITED)

An annual meeting of shareholders of the ING International High Dividend Equity Income Fund was held July 5, 2012, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND, CLASS II TRUSTEES

1	To elect three members of the Board of Trustees to represent the interests of the holders of Common Shares of the Fund, with all three individuals to serve as Class II Trustees, for a term of three-years, and until the election and qualification of their successors.

	Proposal*	Shares voted for	Shares voted against or withheld	Shares abstained	Total Shares Voted
Class II Trustees	Colleen D. Baldwin	6,876,829.573	375,550.843		7,252,380.416
	Robert W. Crispin	6,698,810.795	553,569.621		7,252,380.416
	Peter S. Drotch	6,893,502.682	358,877.734		7,252,380.416

*	Proposal Passed

41

ADDITIONAL INFORMATION (UNAUDITED)

During the period, there were no material changes in the Fund’s investment objective or policies that were not approved by the shareholders or the Fund’s charter or by-laws or in the principal risk factors associated with investment in the Fund. Effective November 15, 2012, ING Investment Management Asia Pacific (Hong Kong) Limited was removed as a sub-adviser to the Fund and Sam Lam was removed as an individual responsible for the day-to-day management of the Fund. Effective November 15, 2012, Robert Davis was added as an individual responsible for the day-to-day management of the Fund.

During the fiscal year, the Fund reduced its monthly distribution from $0.086 to $0.077 per month, commencing with the distribution paid on October 1, 2012.

Dividend Reinvestment Plan

Unless the registered owner of Common Shares elects to receive cash by contacting Computershare Shareowner Services LLC (the “Plan Agent”), all dividends declared on Common Shares of the Fund will be automatically reinvested by the Plan Agent for shareholders in additional Common Shares of the Fund through the Fund’s Dividend Reinvestment Plan (the “Plan”). Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Agent prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares of the Fund for you. If you wish for all dividends declared on your Common Shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Agent will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. Open-market purchases and sales are usually made through a broker affiliated with the Plan Agent.

If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the net asset value per Common Share, the Plan Agent will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per Common Share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the net asset value per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Agent will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Agent will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases.

The Fund pays monthly Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next “ex-dividend” date, which typically will be approximately ten days.

If, before the Plan Agent has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been

42

ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Agent is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making Open-Market Purchases and will invest the un-invested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a partial or full sale of shares through the Plan Agent are subject to a $15.00 sales fee and a $0.10 per share brokerage commission on purchases or sales, and may be subject to certain other service charges.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All questions concerning the Plan should be directed to the Fund’s Shareholder Service Department at (800) 992-0180.

KEY FINANCIAL DATES — CALENDER 2013 DISTRIBUTIONS:

Declaration Date	Ex-Dividend Date	Record Date	Payable Date
January 15, 2013	February 1, 2013	February 5, 2013	February 15, 2013
February 15, 2013	March 1, 2013	March 5, 2013	March 15, 2013
March 15, 2013	April 1, 2013	April 3, 2013	April 15, 2013
April 15, 2013	May 1, 2013	May 3, 2013	May 15, 2013
May 15, 2013	June 3, 2013	June 5, 2013	June 17, 2013
June 17, 2013	July 1, 2013	July 3, 2013	July 15, 2013
July 15, 2013	August 1, 2013	August 5, 2013	August 15, 2013
August 15, 2013	September 3, 2013	September 5, 2013	September 16, 2013
September 16, 2013	October 1, 2013	October 3, 2013	October 15, 2013
October 15, 2013	November 1, 2013	November 5, 2013	November 15, 2013
November 15, 2013	December 2, 2013	December 4, 2013	December 16, 2013
December 16, 2013	December 27, 2013	December 31, 2013	January 15, 2014

Record date will be two business days after each Ex-Dividend Date. These dates are subject to change.

Stock Data

The Fund’s common shares are traded on the NYSE (Symbol: IID).

Repurchase of Securities by Closed-End Companies

In accordance with Section 23(c) of the 1940 Act, and Rule 23c-1 under the 1940 Act the Fund may from time to time purchase shares of beneficial interest of the

Fund in the open market, in privately negotiated transactions and/or purchase shares to correct erroneous transactions.

Number of Shareholders

The approximate number of record holders of Common Stock as of February 28, 2013 was 9, which does not include approximately 3,092 beneficial owners of shares held in the name of brokers of other nominees.

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ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

Certifications

In accordance with Section 303A.12 (a) of the New York Stock Exchange Listed Company Manual, the Fund’s CEO submitted the Annual CEO Certification on August 2, 2012 certifying that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal controls over financial reporting.

44

Investment Adviser

ING Investments, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Transfer Agent

Computershare Shareowner Services LLC

480 Washington Boulevard

Jersey City, New Jersey 07310-1900

Independent Registered Public Accounting Firm

KPMG LLP

Two Financial Center

60 South Street

Boston, Massachusetts 02111

Custodian

The Bank of New York Mellon

One Wall Street

New York, New York 10286

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Toll-Free Shareholder Information

Call us from 9:00 a.m. to 7:00 p.m. Eastern time on any business day for account or other information, at (800) 992-0180

AR-UIID	(0213-042413)

Item 2.	Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees has determined that J. Michael Earley, Peter S. Drotch and Colleen Baldwin are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Earley, Mr. Drotch and Ms. Baldwin are “independent” for purposes of Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)

Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $24,500 for the year ended February 28, 2013 and $25,000 for the year ended February 29, 2012.

(b)

Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KMPG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item were $2,400 for the year ended February 28, 2013 and $2,400 for the year ended February 29, 2012.

(c)

Tax Fees: The aggregate fees billed in each the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $8,926 in the year ended February 28, 2013 and $7,581 for the year ended February 29, 2012. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for all other fees were $2,205 for the year ended February 28, 2013 and $0 for the year ended February 29, 2012.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

1

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY

I.	Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.	Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.	Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

2

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.	Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.	Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.	Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

3

VIII.	Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.	Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Effective April 23, 2008, the KPMG LLP (“KPMG”) audit team for the ING Funds accepted the global responsibility for monitoring the auditor independence for KPMG relative to the ING Funds. Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the ING entities that would impair KPMG independence with the respect to the ING Funds. In addition to receiving pre-approval from the ING Funds Audit Committee for services provided to the ING Funds and for services for ING entities in the Investment Company Complex, the audit team has developed a process for periodic notification via email to the ING Funds’ Audit Committee Chairpersons regarding requests to provide services to ING Groep NV and its affiliates from KPMG offices worldwide. Additionally, KPMG provides a quarterly summary of the fees for services that have commenced for ING Groep NV and Affiliates at each Audit Committee Meeting.

Last Approved: November 29, 2012

4

Appendix A

Pre-Approved Audit Services for the Pre-Approval Period January 1, 2013 through December 31, 2013

Service
	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	✓	As presented to Audit Committee[1]

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.

	✓	Not to exceed $9,750 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.

	✓	Not to exceed $8,000 during the Pre-Approval Period
Seed capital audit and related review and issuance of consent on the N-2 registration statement	✓	Not to exceed $13,000 per audit

[1]

For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

5

Appendix B

Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2013 through December 31, 2013

Service
	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	✓	✓	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]

	✓		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual and quarterly financial statements	✓		Not to exceed $2,400 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	✓		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	✓	✓	Not to exceed $5,000 per quarter
Training courses		✓	Not to exceed $2,000 per course
For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	✓		Not to exceed $9,450 per quarter

6

Appendix C

Pre-Approved Tax Services for the Pre-Approval Period January 1, 2013 through December 31, 2013

Service
	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	✓		As presented to Audit Committee[2]
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	✓		As presented to Audit Committee[2]
Assistance and advice regarding year-end reporting for 1099’s	✓		As presented to Audit Committee[2]
Tax assistance and advice regarding statutory, regulatory or administrative developments	✓	✓	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

[2]

For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

7

Appendix C, continued

Service
	The Fund(s)	Fund Affiliates	Fee Range
Tax training courses		Ö	Not to exceed $2,000 per course during the Pre-Approval Period
Tax services associated with Fund mergers	Ö	Ö	Not to exceed $4,000 per fund per merger during the Pre-Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.

	Ö		Not to exceed $120,000 during the Pre-Approval Period

8

Appendix D

Pre-Approved Other Services for the Pre-Approval Period January 1, 2013 through December 31, 2013

Service
	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		✓	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by ING Investments, LLC.

	✓	✓	Not to exceed $5,000 per Fund during the Pre-Approval Period
Agreed upon procedures for 15 (c) FACT Books	✓		Not to exceed $35,000 during the Pre-Approval Period

9

Appendix E

Prohibited Non-Audit Services

Dated:       January 1, 2013 to December 31, 2013

•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

10

EXHIBIT A

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

ING EMERGING MARKETS LOCAL BOND FUND

ING EMERING MARKETS HIGH DIVIDEND EQUITY FUND

ING EQUITY TRUST

ING FUNDS TRUST

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING GLOBAL STRATEGIC INCOME FUND

ING INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

ING INVESTORS TRUST

ING MAYFLOWER TRUST

ING MUTUAL FUNDS

ING PARTNERS, INC.

ING PRIME RATE TRUST

ING RISK MANAGED NATURAL RESOURCES FUNDING INVESTORS TRUST

ING SENIOR INCOME FUND

ING SEPARATE PORTFOLIOS TRUST

ING VARIABLE INSURANCE TRUST

ING VARIABLE PRODUCTS TRUST

(e)(2)	Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)

Non-Audit Fees: The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were $574,179 for the year ended February 28, 2013 and $1,233,678 for the year ended February 29, 2012.

(h)

Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5.	Audit Committee of Listed Registrants.

a.	The registrant has a separately-designated standing audit committee. The members are J. Michael Earley, Patricia W. Chadwick and Peter S. Drotch.

b.	Not applicable.

13

Item 6.	Schedule of Investments

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees

ING International High Dividend Equity Income Fund

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the statement of assets and liabilities, including the summary portfolio of investments, of ING International High Dividend Equity Income Fund as of February 28, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended and the period from September 25, 2007 (commencement of operations) to February 29, 2008 and have issued our unqualified report thereon dated April 24, 2013 (which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). In connection with our audits of the aforementioned financial statements and financial highlights, we also audited the related portfolio of investments included in Item 6 of this Form N-CSR. The portfolio of investments is the responsibility of management. Our responsibility is to express an opinion on the portfolio of investments based on our audits.

In our opinion, the portfolio of investments, when considered in relation to the basic financial statements taken as a whole, presents fairly, in all material respects, the information set forth therein.

Boston, Massachusetts

April 24, 2013

ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND	PORTFOLIO OF INVESTMENTS AS OF FEBRUARY 28, 2013

Shares				Value	Percentage of Net Assets

COMMON STOCK:		99.6%
	Australia:		10.8%
65,493	Amcor Ltd.			614,057	0.8
13,634	Australia & New Zealand Banking Group Ltd.			398,716	0.5
24,288	BHP Billiton Ltd.			909,298	1.1
73,027	Insurance Australia Group			423,728	0.5
145,624	Metcash Ltd.			605,940	0.8
11,371	Rio Tinto Ltd.			773,844	1.0
30,388	Santos Ltd.			414,416	0.5
3,554	Shopping Centres Australasia Property Group			5,990	0.0
40,272	Sonic Healthcare Ltd.			553,055	0.7
315,670	Spark Infrastructure Group			527,965	0.7
43,549	Suncorp-Metway Ltd.			499,551	0.6
76,789	Toll Holdings Ltd.			482,864	0.6
49,199	Westfield Group			562,223	0.7
39,664	Westpac Banking Corp.			1,244,307	1.5
17,770	Woolworths Ltd.			634,090	0.8

				8,650,044	10.8

	Belgium:		1.4%
5,087	Bekaert SA			137,985	0.2
13,608	Delhaize Group			657,695	0.8
13,435	Mobistar SA			318,090	0.4

				1,113,770	1.4

	Brazil:		1.2%
23,432	CPFL Energia SA ADR			480,825	0.6
27,200	Vale SA ADR			516,528	0.6

				997,353	1.2

	Canada:		0.9%
9,300	Canadian Imperial Bank of Commerce			750,138	0.9

	China:		10.2%
170,500	BOC Hong Kong Holdings Ltd.			574,298	0.7
642,000	China Communications Services Corp., Ltd.			400,673	0.5
726,380	China Construction Bank			598,396	0.7
93,500	China Mobile Ltd.			1,027,313	1.3
674,000	China Petroleum & Chemical Corp.			765,313	0.9
320,000	China Resources Power Holdings Co.			863,549	1.1
529,000	China Shanshui Cement Group Ltd.			377,896	0.5
356,000	China Shineway Pharmaceutical Group Ltd.			605,581	0.8
249,000	CNOOC Ltd.			486,650	0.6
188,000	Digital China Holdings Ltd.			294,667	0.4
432,000	Harbin Electric Co. Ltd.			377,158	0.5
829,000	Industrial and Commercial Bank of China Ltd.			594,326	0.7
394,000	Jiangsu Expressway Co. Ltd.			397,838	0.5
655,500	Parkson Retail Group Ltd.			425,928	0.5
458,000	Zhejiang Expressway Co., Ltd.			384,935	0.5

				8,174,521	10.2

	Denmark:		1.9%
70	AP Moller - Maersk A/S - Class B			558,776	0.7
6,168	FLSmidth & Co. A/S			420,643	0.5
32,061	H Lundbeck A/S			543,645	0.7

				1,523,064	1.9

	Finland:		0.8%
32,486	Fortum OYJ			618,256	0.8

	France:		7.3%
15,656	Alstom			688,123	0.9
9,300	BNP Paribas			520,188	0.6
23,736	Bouygues S.A.			668,964	0.8
9,876	Carrefour S.A.			268,607	0.3
26,746	Electricite de France SA			504,668	0.6
17,436	Eutelsat Communications			626,984	0.8
8,372	Groupe Danone			579,966	0.7
6,275	Neopost S.A.			362,789	0.5
6,682	Sanofi			631,034	0.8
48,089	Veolia Environnement			604,043	0.8
8,449	Vinci S.A.			389,488	0.5

				5,844,854	7.3

	Germany:	5.5%
10,945	DaimlerChrysler AG			650,146	0.8
9,603	Deutsche Boerse AG			594,245	0.7
72,565	Deutsche Telekom AG			777,643	1.0
35,183	E.ON AG			586,154	0.7
18,141	Metro AG			559,946	0.7
14,663	Rhoen Klinikum AG			311,940	0.4
6,490	Wacker Chemie AG			579,631	0.7
7,524	Wincor Nixdorf AG			380,468	0.5

				4,440,173	5.5

	Greece:	0.3%
31,135	OPAP S.A.			264,570	0.3

	Hong Kong:	0.8%
3,400,000	Emperor Watch & Jewellery Ltd.			371,938	0.5
46,500	Link Real Estate Investment Trust			248,586	0.3

				620,524	0.8

	India:		2.6%
125,866	Bharat Heavy Electricals Ltd.			464,300	0.6
160,476	NTPC Ltd.			445,116	0.5
113,581	Oil & Natural Gas Corp., Ltd.			654,355	0.8
59,178	Oriental Bank Of Commerce			299,118	0.4
17,155	Punjab National Bank			248,764	0.3

				2,111,653	2.6

	Indonesia:		2.3%
1,348,000	Bank Negara Indonesia Persero Tbk PT			640,642	0.8
136,500	Indo Tambangraya Megah PT			567,536	0.7
880,000	Indofood Sukses Makmur Tbk PT			663,461	0.8

				1,871,639	2.3

	Italy:		3.0%
29,705	Assicurazioni Generali S.p.A.			479,269	0.6
156,813	Enel S.p.A.			565,971	0.7
25,520	ENI S.p.A.			580,830	0.7
273,772	Intesa Sanpaolo S.p.A.			440,799	0.6
463,032	Telecom Italia S.p.A.			340,512	0.4

				2,407,381	3.0

	Malaysia:		1.9%
249,115	Berjaya Sports Toto BHD			338,732	0.4
352,600	Gamuda BHD			437,868	0.6
324,800	IOI Corp. Bhd			514,972	0.6
47,400	Public Bank BHD			246,931	0.3

				1,538,503	1.9

	Netherlands:		2.8%
84,230	Aegon NV			501,393	0.6
13,161	Corio NV			606,003	0.8
33,167	Royal Dutch Shell PLC - Class B			1,116,100	1.4

				2,223,496	2.8

	Norway:		0.6%
10,244	Yara International ASA			488,426	0.6
	Portugal:		1.0%
141,639	Energias de Portugal S.A.			423,626	0.5
73,415	Portugal Telecom SGPS S.A.			370,855	0.5

				794,481	1.0

	Singapore:		2.5%
310,000	CapitaMall Trust			537,227	0.7
262,000	Singapore Telecommunications Ltd.			726,490	0.9
46,000	United Overseas Bank Ltd.			706,535	0.9

				1,970,252	2.5

	South Korea:		7.8%
11,540	Hite Jinro Co. Ltd.			363,395	0.5
2,899	Hyundai Motor Co.			193,107	0.2
5,316	Hyundai Motor Co.			381,153	0.5
46,380	Hyundai Securities Co.			380,296	0.5
13,630	Kangwon Land, Inc.			413,523	0.5
16,330	KB Financial Group, Inc.			591,259	0.7
4,536	KT&G Corp.			323,394	0.4
2,295	Posco			747,455	0.9
251	Samsung Electronics Co., Ltd.			355,511	0.5
3,911	Samsung Engineering Co. Ltd.			554,029	0.7
2,687	Samsung Fire & Marine Insurance Co. Ltd			565,473	0.7
4,099	SK Telecom Co., Ltd.			675,786	0.8
15,330	Woongjin Coway Co., Ltd.			705,747	0.9

				6,250,128	7.8

2

	Spain:		2.1%
31,752	Abertis Infraestructuras S.A.			556,811	0.7
49,556	Gestevision Telecinco SA			347,541	0.5
13,695	Indra Sistemas S.A.			170,630	0.2
27,519	Repsol YPF S.A.			585,364	0.7

				1,660,346	2.1

	Sweden:		2.0%
47,576	Telefonaktiebolaget LM Ericsson			578,362	0.7
60,164	SSAB Svenskt Staal AB —Class A			463,957	0.6
83,475	TeliaSonera AB			571,497	0.7

				1,613,816	2.0

	Switzerland:		3.9%
44,880	Clariant AG			680,988	0.8
20,226	Credit Suisse Group			539,180	0.7
19,604	Novartis AG			1,327,547	1.7
2,534	Roche Holding AG - Genusschein			579,800	0.7

				3,127,515	3.9

	Taiwan:		3.3%
153,000	Cheng Uei Precision Industry Co., Ltd.			292,821	0.4
1,265,000	Chinatrust Financial Holding Co., Ltd.			755,072	0.9
255,000	Powertech Technology, Inc.			374,802	0.5
176,000	Synnex Technology International Corp.			358,875	0.4
125,624	Taiwan Semiconductor Manufacturing Co., Ltd.			444,116	0.6
255,165	TXC Corp.			405,438	0.5

				2,631,124	3.3

	Thailand:		0.7%
48,700	PTT PCL			573,027	0.7

	Turkey:		1.0%
27,278	Tupras Turkiye Petrol Rafinerileri AS			765,569	1.0

	United Kingdom:	14.8%
22,398	AstraZeneca PLC			1,015,647	1.3
65,285	Balfour Beatty PLC			281,963	0.4
118,304	Barclays PLC			548,924	0.7
159,858	BP PLC			1,071,939	1.3
29,026	Capita Group PLC			361,866	0.5
89,033	Centrica PLC			474,826	0.6
30,758	CRH PLC			667,279	0.8
17,501	Eurasian Natural Resources Corp.			89,196	0.1
48,315	GlaxoSmithKline PLC			1,064,713	1.3
182,108	Hays PLC			270,118	0.3
105,002	HSBC Holdings PLC (GBP)			1,162,975	1.5
97,600	HSBC Holdings PLC (HKD)			1,077,561	1.3
109,526	ICAP PLC			551,316	0.7
68,725	Invensys PLC			372,120	0.5
73,226	J Sainsbury PLC			383,188	0.5
117,541	Kingfisher PLC			492,401	0.6
45,435	Land Securities Group PLC			570,639	0.7
11,081	Rio Tinto PLC			592,531	0.7
202,569	Royal & Sun Alliance Insurance Group			369,718	0.5
103,198	Segro PLC			399,497	0.5

				11,818,417	14.8

	United States:		6.2%
6,800	Chevron Corp.			796,620	1.0
12,900	Honeywell International, Inc.			904,290	1.1
10,100	Kimberly-Clark Corp.			952,228	1.2
8,800	Philip Morris International, Inc.			807,400	1.0
21,700	Pitney Bowes, Inc.			284,270	0.4
15,891	Southern Copper Corp.			600,521	0.7
15,687	Teekay LNG Partners L.P.			614,146	0.8

				4,959,475	6.2

	Total Common Stock
	(Cost $77,227,009)			79,802,515	99.6

3

RIGHTS:		0.0%
	Taiwan:			0.0%
108,673	Chinatrust Financial Holding Co., Ltd.				9,399	0.0
	Total Rights (Cost $–)				9,399	0.0

	Total Investments in Securities
	(Cost $77,227,009)				$79,811,914	99.6
	Assets in Excess of Other Liabilities				283,105	0.4

	Net Assets				$80,095,019	100.0

ADR	American Depositary Receipt
	Cost for federal income tax purposes is $77,502,510.

	Net unrealized appreciation consists of:
	Gross Unrealized Appreciation		$8,006,409
	Gross Unrealized Depreciation		(5,697,005)

	Net Unrealized Appreciation		$2,309,404

	Sector Diversification		Percentage of Net Assets
	Financials		23.8%
	Energy		11.1
	Industrials		10.8
	Materials		10.6
	Consumer Staples		9.1
	Health Care		8.4
	Utilities		7.6
	Telecommunication Services		6.5
	Consumer Discretionary		6.5
	Information Technology		5.2
	Assets in Excess of Other Liabilities		0.4

	Net Assets		100.0%

See Accompanying Notes to Financial Statements

4

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of February 28, 2013 in valuing the assets and liabilities:(1)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at February 28, 2013
Asset Table
Investments, at fair value
Common Stock
Australia	$5,990	$8,644,054	$—	$8,650,044
Belgium	975,785	137,985	—	1,113,770
Brazil	997,353	—	—	997,353
Canada	750,138	—	—	750,138
China	—	8,174,521	—	8,174,521
Denmark	543,645	979,419	—	1,523,064
Finland	—	618,256	—	618,256
France	—	5,844,854	—	5,844,854
Germany	311,940	4,128,233	—	4,440,173
Greece	—	264,570	—	264,570
Hong Kong	—	620,524	—	620,524
India	—	2,111,653	—	2,111,653
Indonesia	—	1,871,639	—	1,871,639
Italy	—	2,407,381	—	2,407,381
Malaysia	761,903	776,600	—	1,538,503
Netherlands	—	2,223,496	—	2,223,496
Norway	—	488,426	—	488,426
Portugal	—	794,481	—	794,481
Singapore	—	1,970,252	—	1,970,252
South Korea	1,029,141	5,220,987	—	6,250,128
Spain	—	1,660,346	—	1,660,346
Sweden	—	1,613,816	—	1,613,816
Switzerland	—	3,127,515	—	3,127,515
Taiwan	—	2,631,124	—	2,631,124
Thailand	—	573,027	—	573,027
Turkey	—	765,569	—	765,569
United Kingdom	—	11,818,417	—	11,818,417
United States	4,959,475	—	—	4,959,475

Total Common Stock	10,335,370	69,467,145	—	79,802,515

Rights	—	9,399	—	9,399

Total Investments, at fair value	$10,335,370	$69,476,544	$—	$79,811,914

Liabilities Table
Other Financial Instruments+
Written Options	$—	$(742,312)	$—	$(742,312)

Total Liabilities	$—	$(742,312)	$—	$(742,312)

(1)

For the year ended February 28, 2013, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Fund’s policy is to recognize transfers between levels at the end of the reporting period. At February 28, 2013, securities valued at $1,250,205 were transferred from Level 1 to Level 2 within the fair value hierarchy.

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+

Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

#

The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

ING International High Dividend Equity Income Fund Written OTC Options on February 28, 2013:

Number of Contracts	Counterparty	Description	Exercise Price	Expiration Date	Premiums Received	Fair Value
Options on Indices
1,000	Goldman Sachs & Co.	Call on S&P/ASX 200 Index	4,884.539 AUD	03/07/13	$59,518	$(220,200)
1,890	Deutsche Bank AG	Call on Euro Stoxx 50® Index	2,598.340 EUR	03/07/13	130,168	(126,670)
900	Deutsche Bank AG	Call on FTSE 100 Index	6,199.050 GBP	03/07/13	123,400	(220,394)
1,000	Royal Bank of Scotland Group PLC	Call on Hang Seng Index	23,187.640 HKD	03/07/13	41,255	(15,624)
11,500,000	Societe Generale	Call on Korea Stock Exchange KOSPI 200 Index	254.508 KRW	03/07/13	36,544	(145,385)
8,600	Royal Bank of Scotland Group PLC	Call on Taiwan Stock Exchange Weighted Index	7,918.070 TWD	03/07/13	31,201	(14,039)

			Total Written OTC Options		$422,086	$(742,312)

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment companies.

ING FUNDS

PROXY VOTING PROCEDURES AND GUIDELINES

Effective Date: July 10, 2003

Revision Date: March 7, 2013

i

I.	Introduction

The following are the Proxy Voting Procedures and Guidelines (the “Procedures and Guidelines”) of the ING Funds set forth on Exhibit 1 attached hereto and each portfolio or series thereof, except for any “Sub-Adviser-Voted Series” identified on Exhibit 1 and further described in Section III below (each non-Sub-Adviser-Voted Series hereinafter referred to as a “Fund” and collectively, the “Funds”). The purpose of these Procedures and Guidelines is to set forth the process by which each Fund subject to these Procedures and Guidelines will vote proxies related to the equity assets in its investment portfolio (the “portfolio securities”). The term “proxies” as used herein shall include votes in connection with annual and special meetings of equity stockholders but not those regarding bankruptcy matters and/or related plans of reorganization. The Procedures and Guidelines have been approved by the Funds’ Boards of Trustees/Directors1 (each a “Board” and collectively, the “Boards”), including a majority of the independent Trustees/Directors2 of the Board. These Procedures and Guidelines may be amended only by the Board. The Board shall review these Procedures and Guidelines at its discretion, and make any revisions thereto as deemed appropriate by the Board.

II.	Compliance Committee

The Boards hereby delegate to the Compliance Committee of each Board (each a “Committee” and collectively, the “Committees”) the authority and responsibility to oversee the implementation of these Procedures and Guidelines, and where applicable, to make determinations on behalf of the Board with respect to the voting of proxies on behalf of each Fund. Furthermore, the Boards hereby delegate to each Committee the authority to review and approve material changes to proxy voting procedures of any Fund’s investment adviser (the “Adviser”). The Proxy Voting Procedures of the Adviser (the “Adviser Procedures”) are attached hereto as Exhibit 2. Any determination regarding the voting of proxies of each Fund that is made by a Committee, or any member thereof, as permitted herein, shall be deemed to be a good faith determination regarding the voting of proxies by the full Board. Each Committee may rely on the Adviser through the Proxy Coordinator, Agent, , and/or Proxy Group (as such terms are defined in the Adviser Procedures (Exhibit 2, Sections II.A., B., and C., respectively)) to deal in the first instance with the application of these Procedures and Guidelines. Each Committee shall conduct itself in accordance with its charter.

[1]

Reference in these Procedures to one or more Funds shall, as applicable, mean those Funds that are under the jurisdiction of the particular Board or Compliance Committee at issue. No provision in these Procedures is intended to impose any duty upon the particular Board or Compliance Committee with respect to any other Fund.

[2]	The independent Trustees/Directors are those Board members who are not “interested persons” of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

Effective Date: 07/10/03

Revision Date: 03/07/13

III.	Delegation of Voting Authority

Except as otherwise provided for herein, the Board hereby delegates to the Adviser to each Fund the authority and responsibility to vote all proxies with respect to all portfolio securities of the Fund in accordance with the current proxy voting procedures and guidelines that have been approved by the Board. The Board may revoke such delegation with respect to any proxy or proposal, and assume the responsibility of voting any Fund proxy or proxies as it deems appropriate. Non-material amendments to the Procedures and Guidelines may be approved for immediate implementation by the President or Chief Financial Officer of a Fund, subject to ratification at the next regularly scheduled meeting of the Compliance Committee.

A Board may elect to delegate the voting of proxies to the Sub-Adviser of a portfolio or series of the ING Funds. In so doing, the Board shall also approve the Sub-Adviser’s proxy policies for implementation on behalf of such portfolio or series (a “Sub-Adviser-Voted Series”). Sub-Adviser-Voted Series shall not be covered under these Procedures and Guidelines but rather shall be covered by such Sub-Adviser’s proxy policies, provided that the Board, including a majority of the independent Trustees/Directors3, has approved them on behalf of such Sub-Adviser-Voted Series, and ratifies any subsequent changes at the next regularly scheduled meeting of the Compliance Committee and the Board.

When a Fund participates in the lending of its securities and the securities are on loan at record date, proxies related to such securities will not be forwarded to the Adviser by the Fund’s custodian and therefore will not be voted. However, the Adviser shall use best efforts to recall or restrict specific securities from loan for the purpose of facilitating a “material” vote as described in the Adviser Procedures.

Funds that are “funds-of-funds” will “echo” vote their interests in underlying mutual funds, which may include ING Funds (or portfolios or series thereof) other than those set forth on Exhibit 1 attached hereto. This means that, if the fund-of-funds must vote on a proposal with respect to an underlying investment company, the fund-of-funds will vote its interest in that underlying fund in the same proportion all other shareholders in the underlying investment company voted their interests.

However, if the underlying fund has no other shareholders, the fund-of-funds will vote as follows:

A.

If the fund-of-funds and the underlying fund are being solicited to vote on the same proposal (e.g., the election of fund directors/trustees), the fund-of-funds will vote the shares it holds in the underlying fund in the same proportion as all votes received from the holders of the fund-of-funds’ shares with respect to that proposal; and

B.

If the fund-of-funds is being solicited to vote on a proposal for an underlying fund (e.g., a new Sub-Adviser to the underlying fund), and there is no corresponding proposal at the fund-of-funds level, the Board shall determine the most appropriate method of voting with respect to the underlying fund proposal

[3]	The independent Trustees/Directors are those Board members who are not “interested persons” of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

Effective Date: 07/10/03

Revision Date: 03/07/13

The foregoing procedure shall also apply to any ING Fund (an “Investing Fund”) that, while not a fund-of-funds, invests in one or more underlying funds. Accordingly:

A.	Each Investing Fund will “echo” vote its interests in an underlying fund, if the underlying fund has shareholders other than the Investing Fund;

B.

In the event an underlying fund has no other shareholders, and the Investing Fund and the underlying fund are being solicited to vote on the same proposal, the Investing Fund will vote its interests in the underlying fund in the same proportion as all votes received from the holders of its own shares on that proposal; and

C.

In the event an underlying fund has no other shareholders, and there is no corresponding proposal at the Investing Fund level, the Board shall determine the most appropriate method of voting with respect to the underlying fund proposal.

A fund that is a “feeder” fund in a master-feeder structure does not echo vote. Rather, it passes votes requested by the underlying master fund to its shareholders. This means that, if the feeder fund is solicited by the master fund, it will request instructions from its own shareholders, either directly or, in the case of an insurance-dedicated Fund, through an insurance product or retirement plan, as to the manner in which to vote its interest in an underlying master fund.

When a Fund is a feeder in a master-feeder structure, proxies for the portfolio securities owned by the master fund will be voted pursuant to the master fund’s proxy voting policies and procedures. As such, and except as otherwise noted herein with respect to vote reporting requirements, feeder Funds shall not be subject to these Procedures and Guidelines.

IV.	Approval and Review of Procedures

Each Fund’s Adviser has adopted proxy voting procedures in connection with the voting of portfolio securities for the Funds as attached hereto in Exhibit 2. The Board hereby approves such procedures. All material changes to the Adviser Procedures must be approved by the Board or the Compliance Committee prior to implementation; however, the President or Chief Financial Officer of a Fund may make such non-material changes as they deem appropriate, subject to ratification by the Board or the Compliance Committee at its next regularly scheduled meeting.

V.	Voting Procedures and Guidelines

The Guidelines that are set forth in Exhibit 3 hereto specify the manner in which the Funds generally will vote with respect to the proposals discussed therein.

Unless otherwise noted, the defined terms used hereafter shall have the same meaning as defined in the Adviser Procedures.

A.	Routine Matters

The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear policy (e.g., “For,” “Against,” “Withhold,” or “Abstain”) on a proposal. However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional (as such term is defined in the Adviser Procedures (Exhibit 2, Section II.D.)) recommends a vote contrary to the Guidelines.

Effective Date: 07/10/03

Revision Date: 03/07/13

B.	Matters Requiring Case-by-Case Consideration

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted “case-by-case” consideration.

Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation, the Proxy Coordinator will forward the Agent’s analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent, or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event quorum requirements cannot be timely met in connection with a voting deadline, it shall be the policy of the Funds to vote in accordance with the Agent’s recommendation, unless the Agent’s recommendation is deemed to be conflicted as provided for under the Adviser Procedures, in which case no action shall be taken on such matter (i.e., a “Non-Vote”).

1.	Within-Guidelines Votes: Votes in Accordance with a Fund’s Guidelines and/or where applicable, Agent Recommendation

In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner, except that the Proxy Coordinator may first consult with a Fund’s Compliance Committee as described in Section V.B.5. below. Except as provided for herein, no Conflicts Report (as such term is defined in the Adviser Procedures (Exhibit 2, Section IV.B.)) is required in connection with Within-Guidelines Votes.

2.	Non-Votes: Votes in Which No Action is Taken

The Proxy Group may recommend that a Fund refrain from voting under circumstances including, but not limited to, the following: (1) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with fractional shares, securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies,

Effective Date: 07/10/03

Revision Date: 03/07/13

particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy. The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy.

Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a Fund’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as described in V.B. above and V.B.4. below.

3.

Out-of-Guidelines Votes: Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted

If the Proxy Group recommends that a Fund vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter and the Procedures and Guidelines are silent, or the Agent’s recommendation on a matter is deemed to be conflicted as provided for under the Adviser Procedures, the Proxy Coordinator will then request that all members of the Proxy Group, including any members who abstained from voting on the matter or were not in attendance at the meeting at which the relevant proxy is being considered, and each Investment Professional participating in the voting process complete a Conflicts Report. As provided for in the Adviser Procedures, the Proxy Coordinator shall be responsible for identifying to Counsel potential conflicts of interest with respect to the Agent.

If Counsel determines that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group, or the participating Investment Professional(s), the Proxy Coordinator will then contact the Compliance Committee(s) and forward to such Committee(s) all information relevant to their review, including the following materials or a summary thereof: the applicable Procedures and Guidelines, the recommendation of the Agent, where applicable, the recommendation of the Investment Professional(s), where applicable, any resources used by the Proxy Group in arriving at its recommendation, the Conflicts Report and any other written materials establishing whether a conflict of interest exists, and findings of Counsel (as such term is defined in the Adviser Procedures (Exhibit 2, Section IV.A.)). Upon Counsel’s finding that a conflict of interest exists with respect to one or more members of the Proxy Group or the Advisers generally, the remaining members of the Proxy Group shall not be required to complete a Conflicts Report in connection with the proxy.

Effective Date: 07/10/03

Revision Date: 03/07/13

If Counsel determines that there does not appear to be a conflict of interest with respect to the Agent, any member of the Proxy Group, or the participating Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

A vote that is contrary to the Agent’s recommendation, but is based on input from an Investment Professional provided in connection with a Guideline requiring case-by-case review while specifying that primary consideration will be given to such input, shall be not be deemed an Out-of-Guidelines Vote if the Investment Professional completes and returns a Conflicts Report and Counsel determines that no conflict of interest appears to be present. The Proxy Group shall not be required to complete a Conflicts Report in connection with such votes.

4.	Referrals to a Fund’s Compliance Committee

A Fund’s Compliance Committee may consider all recommendations, analysis, research and Conflicts Reports provided to it by the Agent, Proxy Group and/or Investment Professional(s), and any other written materials used to establish whether a conflict of interest exists, in determining how to vote the proxies referred to the Committee. The Committee will instruct the Agent through the Proxy Coordinator how to vote such referred proposals.

The Proxy Coordinator shall use best efforts to timely refer matters to a Fund’s Committee for its consideration. In the event any such matter cannot be timely referred to or considered by the Committee, it shall be the policy of the Funds to vote in accordance with the Agent’s recommendation, unless the Agent’s recommendation is conflicted on a matter, in which case no action shall be taken on such matter (i.e., a “Non-Vote”).

The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund’s Committee, as well as all applicable recommendations, analysis, research, Conflicts Reports and vote determinations.

5.	Consultation with a Fund’s Compliance Committee

The Proxy Coordinator may consult with the Chair of a Fund’s Compliance Committee for guidance on behalf of the Committee if application of the Procedures and Guidelines is unclear or in connection with any unusual or controversial issue or a recommendation received from an Investment Professional. The Chair may consider all recommendations, analysis, research, or Conflicts Reports provided by the Agent, Proxy Group, and/or Investment Professional(s). The Chair may provide guidance or direct the Proxy Coordinator to refer the proposal(s) to the full Compliance Committee. The guidance of the Chair, or the Committee, as applicable, shall be given primary consideration by the Proxy Group in making a vote determination.

Effective Date: 07/10/03

Revision Date: 03/07/13

The Proxy Coordinator will maintain a record of all proxy questions that have been referred to the Chair or Committee for guidance, as well as all applicable recommendations, analysis, research, Conflicts Reports and vote determinations.

VI.	Conflicts of Interest

In all cases in which a vote has not been clearly determined in advance by the Procedures and Guidelines or for which the Proxy Group recommends an Out-of-Guidelines Vote, and Counsel has determined that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group, or any Investment Professional participating in the voting process, the proposal shall be referred to the Fund’s Committee for determination so that the Adviser shall have no opportunity to exercise voting discretion over a Fund’s proxy in a situation in which the Adviser or certain other related parties or the Agent may be deemed to have a conflict of interest. In the event a member of a Fund’s Committee believes he/she has a conflict of interest that would preclude him/her from making a voting determination in the best interests of the beneficial owners of the applicable Fund, such Committee member shall so advise the Proxy Coordinator and recuse himself/herself with respect to determinations regarding the relevant proxy.

VII.	Reporting and Record Retention

A.	Reporting by the Funds

Annually in August, each Fund will post its proxy voting record, or a link thereto, for the prior one-year period ending on June 30th on the ING Funds’ website. The proxy voting record for each Fund will also be available on Form N-PX in the EDGAR database on the website of the Securities and Exchange Commission (“SEC”). For any Fund that is a feeder in a master/feeder structure, no proxy voting record related to the portfolio securities owned by the master fund will be posted on the ING Funds’ website or included in the Fund’s Form N-PX; however, a cross-reference to the master fund’s proxy voting record as filed in the SEC’s EDGAR database will be included in the Fund’s Form N-PX and posted on the ING Funds’ website. If any feeder fund was solicited for vote by its underlying master fund during the reporting period, a record of the votes cast by means of the pass-through process described in Section III above will be included on the ING Funds’ website and in the Fund’s Form N-PX.

B.	Reporting to a Fund’s Compliance Committee

At each regularly scheduled meeting, the Committee will receive a report from the Proxy Coordinator indicating each proxy proposal, or a summary of such proposals, that was (1) voted Out-of-Guidelines, including any proposals voted Out-of-Guidelines pursuant to special circumstances raised by an Investment Professional; (2) voted Within Guidelines in cases in which an Investment Professional’s recommendation was not adopted by the Proxy Group; or (3) referred to the Committee for determination in accordance with Section V. hereof. Such report shall indicate the name of the issuer, the substance of the proposal, a summary of the Investment Professional’s recommendation, where applicable and the reasons for voting, or recommending, an Out-of-Guidelines Vote or, in the case of (2) above, a Within-Guidelines Vote.

Effective Date: 07/10/03

Revision Date: 03/07/13

EXHIBIT 1 – List of ING Funds

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

ING EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

ING EMERGING MARKETS LOCAL BOND FUND

ING EQUITY TRUST

ING FUNDS TRUST

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[1]	Sub-Adviser-Voted Series: ING Franklin Mutual Shares Portfolio

Effective Date: 07/10/03

Revision Date: 03/07/13

EXHIBIT 2 – Proxy Voting Procedures of the Advisers

ING Investments, LLC,

ING Investment Management Co. LLC

and

Directed Services LLC

I.	Introduction

ING Investments, LLC, ING Investment Management Co. LLC and Directed Services LLC (each an “Adviser” and collectively, the “Advisers”) are the investment advisers for the registered investment companies and each series or portfolio thereof (each a “Fund” and collectively, the “Funds”) comprising the ING family of funds. As such, the Advisers have been delegated the authority to vote proxies with respect to securities for certain Funds over which they have day-to-day portfolio management responsibility.

The Advisers will abide by the proxy voting guidelines adopted by a Fund’s respective Board of Directors or Trustees (each a “Board” and collectively, the “Boards”) with regard to the voting of proxies unless otherwise provided in the proxy voting procedures adopted by a Fund’s Board.

In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

The following are the Proxy Voting Procedures of ING Investments, LLC, ING Investment Management Co. LLC and Directed Services LLC (the “Adviser Procedures”) with respect to the voting of proxies on behalf of their client Funds as approved by the respective Board of each Fund.

Unless otherwise noted, best efforts shall be used to vote proxies in all instances.

II.	Roles and Responsibilities

A.	Proxy Coordinator

The Proxy Coordinator identified in Appendix 1 will assist in the coordination of the voting of each Fund’s proxies in accordance with the ING Funds Proxy Voting Procedures and Guidelines (the “Procedures” or “Guidelines” and collectively the “Procedures and Guidelines”). The Proxy Coordinator is authorized to direct the Agent to vote a Fund’s proxy in accordance with the Procedures and Guidelines unless the Proxy Coordinator receives a recommendation from an Investment Professional (as described below) to vote contrary to the Guidelines. In such event, and in connection with proxy proposals requiring case-by-case consideration (except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation), the Proxy Coordinator will call a meeting of the Proxy Group (as described below).

Effective Date: 07/10/03

Revision Date: 03/07/13

Responsibilities assigned herein to the Proxy Coordinator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers’ affiliates as are deemed appropriate by the Proxy Group.

Unless specified otherwise, information provided to the Proxy Coordinator in connection with duties of the parties described herein shall be deemed delivered to the Advisers.

B.	Agent

An independent proxy voting service (the “Agent”), as approved by the Board of each Fund, shall be engaged to assist in the voting of Fund proxies for publicly traded securities through the provision of vote analysis, implementation, recordkeeping, and disclosure services. The Agent is Institutional Shareholder Services Inc., a subsidiary of MSCI Inc. The Agent is responsible for coordinating with the Funds’ custodians to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. To the extent applicable, the Agent is required to vote and/or refer all proxies in accordance with these Adviser Procedures. The Agent will retain a record of all proxy votes handled by the Agent. Such record must reflect all the information required to be disclosed in a Fund’s Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Adviser upon request.

The Agent shall be instructed to vote all proxies in accordance with a Fund’s Guidelines, except as otherwise instructed through the Proxy Coordinator by the Advisers’ Proxy Group or a Fund’s Compliance Committee (“Committee”).

The Agent shall be instructed to obtain all proxies from the Funds’ custodians and to review each proxy proposal against the Guidelines. The Agent also shall be requested to call the Proxy Coordinator’s attention to specific proxy proposals that although governed by the Guidelines appear to involve unusual or controversial issues.

Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services voting to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein. Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.

C.	Proxy Group

The Adviser shall establish a Proxy Group (the “Group” or “Proxy Group”) which shall assist in the review of the Agent’s recommendations when a proxy voting issue is referred to the Group through the Proxy Coordinator. The members of the Proxy Group, which may include employees of the Advisers’ affiliates, are identified in Appendix 1, as may be amended from time at the Advisers’ discretion.

Effective Date: 07/10/03

Revision Date: 03/07/13

A minimum of four (4) members of the Proxy Group (or three (3) if one member of the quorum is either the Fund’s Chief Investment Risk Officer or Chief Financial Officer) shall constitute a quorum for purposes of taking action at any meeting of the Group. The vote of a simple majority of the members present and voting shall determine any matter submitted to a vote. Tie votes shall be broken by securing the vote of members not present at the meeting; provided, however, that the Proxy Coordinator shall ensure compliance with all applicable voting and conflict of interest procedures and shall use best efforts to secure votes from all or as many absent members as may reasonably be accomplished. A member of the Proxy Group may abstain from voting on any given matter, provided that quorum is not lost for purposes of taking action and that the abstaining member still participates in any conflict of interest processes required in connection with the matter. The Proxy Group may meet in person or by telephone. The Proxy Group also may take action via electronic mail in lieu of a meeting, provided that each Group member has received a copy of any relevant electronic mail transmissions circulated by each other participating Group member prior to voting and provided that the Proxy Coordinator follows the directions of a majority of a quorum (as defined above) responding via electronic mail. For all votes taken in person or by telephone or teleconference, the vote shall be taken outside the presence of any person other than the members of the Proxy Group and such other persons whose attendance may be deemed appropriate by the Proxy Group from time to time in furtherance of its duties or the day-to-day administration of the Funds. In its discretion, the Proxy Group may provide the Proxy Coordinator with standing instructions to perform responsibilities assigned herein to the Proxy Group, or activities in support thereof, on its behalf, provided that such instructions do not contravene any requirements of these Adviser Procedures or a Fund’s Procedures and Guidelines.

A meeting of the Proxy Group will be held whenever (1) the Proxy Coordinator receives a recommendation from an Investment Professional to vote a Fund’s proxy contrary to the Guidelines, or the recommendation of the Agent, where applicable, (2) the Agent has made no recommendation on a matter and the Procedures and Guidelines are silent, or (3) a matter requires case-by-case consideration, including those in which the Agent’s recommendation is deemed to be conflicted as provided for under these Adviser Procedures, provided that, if the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation and no issue of conflict must be considered, the Proxy Coordinator may implement the instructions without calling a meeting of the Proxy Group.

For each proposal referred to the Proxy Group, it will review (1) the relevant Procedures and Guidelines, (2) the recommendation of the Agent, if any, (3) the recommendation of the Investment Professional(s), if any, and (4) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of a recommendation.

Effective Date: 07/10/03

Revision Date: 03/07/13

If the Proxy Group recommends that a Fund vote in accordance with the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Coordinator to so advise the Agent, except that the Proxy Coordinator shall follow any procedures established by a Fund’s Board with respect to recommendations received from an Investment Professional.

If the Proxy Group recommends that a Fund vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, or if the Agent’s recommendation on a matter is deemed to be conflicted, it shall follow the procedures for such voting as established by a Fund’s Board. The Proxy Group may vote contrary to the Guidelines based on a recommendation from an Investment Professional, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process established by a Fund’s Board.

The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event quorum requirements cannot be timely met in connection with a voting deadline, the Proxy Coordinator shall follow the procedures for such voting as established by a Fund’s Board.

D.	Investment Professionals

The Funds’ Advisers, Sub-Advisers, and/or portfolio managers (each referred to herein as an “Investment Professional” and collectively, “Investment Professionals”) may submit, or be asked to submit, a recommendation to the Proxy Group regarding the voting of proxies related to the portfolio securities over which they have day-to-day portfolio management responsibility. The Investment Professionals may accompany their recommendation with any other research materials that they deem appropriate or with a request that the vote be deemed “material” in the context of the portfolio(s) they manage, such that lending activity on behalf of such portfolio(s) with respect to the relevant security should be reviewed by the Proxy Group and considered for recall and/or restriction. Input from the relevant Sub-Advisers and/or portfolio managers shall be given primary consideration in the Proxy Group’s determination of whether a given proxy vote is to be deemed material and the associated security accordingly restricted from lending. The determination that a vote is material in the context of a Fund’s portfolio shall not mean that such vote is considered material across all Funds voting that meeting. In order to recall or restrict shares timely for material voting purposes, the Proxy Group shall use best efforts to consider, and when deemed appropriate, to act upon, such requests timely, and requests to review lending activity in connection with a potentially material vote may be initiated by any relevant Investment Professional and submitted for the Proxy Group’s consideration at any time.

III.	Voting Procedures

A.	In all cases, the Adviser shall follow the voting procedures as set forth in the Procedures and Guidelines of the Fund on whose behalf the Adviser is exercising delegated authority to vote.

B.	Routine Matters

The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear policy (e.g., “For,” “Against,” “Withhold,” or “Abstain”)

Effective Date: 07/10/03

Revision Date: 03/07/13

on a proposal. However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional recommends a vote contrary to the Guidelines.

C.	Matters Requiring Case-by-Case Consideration

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted “case-by-case” consideration.

Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation, the Proxy Coordinator will forward the Agent’s analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent, or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

1.	Within-Guidelines Votes: Votes in Accordance with a Fund’s Guidelines and/or where applicable, Agent Recommendation

In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner, except that the Proxy Coordinator shall follow any procedures established by a Fund’s Board with respect to recommendations received from an Investment Professional. Except as provided for herein, no Conflicts Report (as such term is defined herein) is required in connection with Within-Guidelines Votes.

2.	Non-Votes: Votes in Which No Action is Taken

The Proxy Group may recommend that a Fund refrain from voting under circumstances including, but not limited to, the following: (1) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with fractional shares, securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy. The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy.

Effective Date: 07/10/03

Revision Date: 03/07/13

Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a Fund’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as provided for in the Funds’ Procedures.

3.

Out-of-Guidelines Votes: Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted

If the Proxy Group or where applicable, an Investment Professional, recommends that a Fund vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter and the Procedures and Guidelines are silent, or the Agent’s recommendation on a matter is deemed to be conflicted as provided for under these Adviser Procedures, the Proxy Coordinator will then implement the procedures for handling such votes as adopted by the Fund’s Board.

The Proxy Coordinator will maintain a record of all recommendations from Investment Professionals to vote contrary to the Guidelines, all proxy questions that have been referred to a Fund’s Compliance Committee, and all applicable recommendations, analysis, research, Conflicts Reports and vote determinations.

IV.	Assessment of the Agent and Conflicts of Interest

In furtherance of the Advisers’ fiduciary duty to the Funds and their beneficial owners, the Advisers shall establish the following:

A.	Assessment of the Agent

The Advisers shall establish that the Agent (1) is independent from the Advisers, (2) has resources that indicate it can competently provide analysis of proxy issues, and (3) can make recommendations in an impartial manner and in the best interests of the Funds and their beneficial owners. The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do so not less than annually as well as prior to engaging the services of any new proxy service. The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent’s independence, competence, or impartiality.

Effective Date: 07/10/03

Revision Date: 03/07/13

Information provided in connection with assessment of the Agent shall be forwarded to a member of the mutual funds practice group of ING U.S. Investment Management (“Counsel”) for review. Counsel shall review such information and advise the Proxy Coordinator as to whether a material concern exists and if so, determine the most appropriate course of action to eliminate such concern.

B.	Conflicts of Interest

The Advisers shall establish and maintain procedures to identify and address conflicts that may arise from time to time concerning the Agent. Upon the Advisers’ request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent’s proxy analysis or recommendations. The Proxy Coordinator shall forward all such information to Counsel for review. Counsel shall review such information and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund’s Procedures and Guidelines.

In connection with their participation in the voting process for portfolio securities, each member of the Proxy Group, and each Investment Professional participating in the voting process, must act solely in the best interests of the beneficial owners of the applicable Fund. The members of the Proxy Group may not subordinate the interests of the Fund’s beneficial owners to unrelated objectives, including taking steps to reasonably insulate the voting process from any conflict of interest that may exist in connection with the Agent’s services or utilization thereof.

For all matters for which the Proxy Group or where applicable, an Investment Professional, recommends an Out-of-Guidelines Vote, or for which a recommendation contrary to that of the Agent or the Guidelines has been received from an Investment Professional, the Proxy Coordinator will implement the procedures for handling such votes as adopted by the Fund’s Board, including completion of such Conflicts Reports as may be required under the Fund’s Procedures. Completed Conflicts Reports should be provided to the Proxy Coordinator within two (2) business days and may be submitted to the Proxy Coordinator verbally, provided the Proxy Coordinator documents the Conflicts Report in writing. Such Conflicts Report should describe any known conflicts of either a business or personal nature, and set forth any contacts with respect to the referral item with non-investment personnel in its organization or with outside parties (except for routine communications from proxy solicitors). The Conflicts Report should also include written confirmation that any recommendation from an Investment Professional provided in connection with an Out-of-Guidelines Vote or under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

Effective Date: 07/10/03

Revision Date: 03/07/13

The Proxy Coordinator shall forward all Conflicts Reports to Counsel for review. Counsel shall review each report and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund’s Procedures and Guidelines.

V.	Reporting and Record Retention

The Adviser shall maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following: (1) A copy of each proxy statement received regarding a Fund’s portfolio securities. Such proxy statements received from issuers are available either in the SEC’s EDGAR database or are kept by the Agent and are available upon request. (2) A record of each vote cast on behalf of a Fund. (3) A copy of any document created by the Adviser that was material to making a decision how to vote a proxy, or that memorializes the basis for that decision. (4) A copy of written requests for Fund proxy voting information and any written response thereto or to any oral request for information on how the Adviser voted proxies on behalf of a Fund. All proxy voting materials and supporting documentation will be retained for a minimum of six (6) years, the first two (2) years in the Advisers’ office.

Effective Date: 07/10/03

Revision Date: 03/07/13

APPENDIX 1 – Proxy Group

Name	Title or Affiliation

Stanley D. Vyner	Chief Investment Risk Officer and Executive Vice President, ING Investments, LLC

Todd Modic	Senior Vice President, ING Funds Services, LLC and ING Investments, LLC; and Chief Financial Officer of the ING Funds

Maria Anderson	Vice President, Fund Compliance, ING Funds Services, LLC

Karla J. Bos	Proxy Coordinator for the ING Funds and Vice President, Proxy Voting, ING Funds Services, LLC

Julius A. Drelick III, CFA	Senior Vice President, Head of Fund Compliance, ING Funds Services, LLC

Harley Eisner	Vice President, Financial Analysis, ING Funds Services, LLC

Evan Posner	Vice President and Counsel, ING Funds

Effective as of July 19, 2012

Effective Date: 07/10/03

Revision Date: 03/07/13

EXHIBIT 3 – Proxy Voting Guidelines of the ING Funds

I.	Introduction

The following is a statement of the Proxy Voting Guidelines (“Guidelines”) that have been adopted by the respective Boards of Directors or Trustees of each Fund. Unless otherwise provided for herein, any defined term used herein shall have the meaning assigned to it in the Funds’ and Advisers’ Proxy Voting Procedures (the “Procedures”).

Proxies must be voted in the best interest of the Fund(s). The Guidelines summarize the Funds’ positions on various issues of concern to investors, and give a general indication of how Fund portfolio securities will be voted on proposals dealing with particular issues. The Guidelines are not exhaustive and do not include all potential voting issues.

The Advisers, in exercising their delegated authority, will abide by the Guidelines as outlined below with regard to the voting of proxies except as otherwise provided in the Procedures. In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

II.	Guidelines

The following Guidelines are grouped according to the types of proposals generally presented to shareholders of U.S. issuers: Board of Directors, Proxy Contests, Auditors, Proxy Contest Defenses, Tender Offer Defenses, Miscellaneous, Capital Structure, Executive and Director Compensation, State of Incorporation, Mergers and Corporate Restructurings, Mutual Fund Proxies, and Social and Environmental Issues. An additional section addresses proposals most frequently found in global proxies.

General Policies

These Guidelines apply to securities of publicly traded companies and to those of privately held companies if publicly available disclosure permits such application. All matters for which such disclosure is not available shall be considered CASE-BY-CASE.

In all cases receiving CASE-BY-CASE consideration, including cases not specifically provided for under these Guidelines, unless otherwise determined in accordance with the Procedures or otherwise provided for under these Guidelines, it shall generally be the policy of the Funds to vote in accordance with the recommendation provided by the Funds’ Agent, Institutional Shareholder Services Inc., a subsidiary of MSCI Inc.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote in accordance with the Agent’s recommendation when such recommendation aligns with the recommendation of the relevant issuer’s management or management has made no recommendation. However, this policy shall not apply to CASE-BY-CASE proposals for which a contrary recommendation from the relevant Investment Professional(s) has been received and is to be utilized, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process required under the Procedures.

Effective Date: 07/10/03

Revision Date: 03/07/13

Recommendations from the Investment Professionals, while not required under the Procedures, may be submitted or requested in connection with any proposal and are likely to be requested with respect to proxies for private equity securities and/or proposals related to merger transactions/corporate restructurings, proxy contests, or unusual or controversial issues. Such input shall be given primary consideration with respect to CASE-BY-CASE proposals being considered on behalf of the relevant Fund, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process required under the Procedures.

Except as otherwise provided for herein, it shall generally be the policy of the Funds not to support proposals that would impose a negative impact on existing rights of the Funds to the extent that any positive impact would not be deemed sufficient to outweigh removal or diminution of such rights.

The foregoing policies may be overridden in any case as provided for in the Procedures. Similarly, the Procedures provide that proposals whose Guidelines prescribe a firm voting position may instead be considered on a CASE-BY-CASE basis when unusual or controversial circumstances so dictate.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement, or other legal requirement to which an issuer may be or become subject. No proposal shall be supported whose implementation would contravene such requirements.

1.	The Board of Directors

Voting on Director Nominees in Uncontested Elections

Unless otherwise provided for herein, the Agent’s standards with respect to determining director independence shall apply. These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.

Agreement with the Agent’s independence standards shall not dictate that a Fund’s vote shall be cast according to the Agent’s corresponding recommendation. Votes on director nominees not subject to specific policies described herein should be made on a CASE-BY-CASE basis.

Where applicable and except as otherwise provided for herein, it shall generally be the policy of the Funds to lodge disagreement with an issuer’s policies or practices by withholding support from a proposal for the relevant policy or practice rather than the director nominee(s) to which the Agent assigns a correlation. Support shall be withheld from nominees deemed responsible for governance shortfalls, but if they are not standing for election (e.g., the board is classified), support shall generally not be withheld from others in their stead. When a determination is made to withhold support due to concerns other than those related to an individual director’s independence or actions, responsibility may be attributed to the entire board, a committee, or an individual (such as the CEO or committee chair), taking into consideration whether the desired effect is to send a message or to remove the director from service.

Effective Date: 07/10/03

Revision Date: 03/07/13

Where applicable and except as otherwise provided for herein, generally vote FOR nominees in connection with issues raised by the Agent if the nominee did not serve on the board or relevant committee during the majority of the time period relevant to the concerns cited by the Agent.

WITHHOLD support from a nominee who, during both of the most recent two years, attended less than 75 percent of the board and committee meetings during the nominee’s period of service without a valid reason for the absences. WITHHOLD support if two-year attendance cannot be ascertained from available disclosure. DO NOT WITHHOLD support in connection with attendance issues for nominees who have served on the board for less than the two most recent years.

Unless a company has implemented a policy that should reasonably prevent abusive use of its poison pill, WITHHOLD support from nominees responsible for implementing excessive anti-takeover measures, including failure to remove restrictive poison pill features or to ensure a pill’s expiration or timely submission to shareholders for vote. Responsibility will generally be assigned to the board chair or, if not standing for election, the lead director. If neither is standing for election, WITHHOLD support from all continuing directors.

Consider on a CASE-BY-CASE basis any nominee whom the Agent cites as having failed to implement a majority-approved shareholder proposal. Vote FOR if the shareholder proposal has been reasonably addressed. Proposals seeking shareholder ratification of a poison pill may be deemed reasonably addressed if the company has implemented a policy that should reasonably prevent abusive use of the pill. WITHHOLD support if the shareholder proposal at issue is supported under these Guidelines and the board has not disclosed a credible rationale for not implementing the proposal.

Consider on a CASE-BY-CASE basis any nominee whom the Agent cites as having failed to opt out of a state law requiring companies to implement a staggered board structure, generally withholding support when the company:

(1)	Demonstrates sustained poor stock performance (measured by one—and three-year total shareholder returns);
(2)	Has a non-shareholder-approved poison pill in place, without provisions to redeem or seek approval in a reasonable period of time; and
(3)	Maintains a dual class capital structure, imposes a supermajority vote requirement, or has authority to issue blank check preferred stock.

Effective Date: 07/10/03

Revision Date: 03/07/13

If the board has not acted upon negative votes (WITHHOLD or AGAINST, as applicable based on the issuer’s election standard) representing a majority of the votes cast at the previous annual meeting, consider board nominees on a CASE-BY-CASE basis. Generally, vote FOR nominees when:

(1)	The issue relevant to the majority negative vote has been adequately addressed or cured, which may include disclosure of the board’s rationale; or
(2)	The Funds’ Guidelines or voting record do not support the relevant issue causing the majority negative vote.

If the above provisions have not been satisfied, generally WITHHOLD support from the chair of the nominating committee, or if not standing for election, consider CASE-BY-CASE.

WITHHOLD support from inside or affiliated outside directors who sit on the audit committee.

Vote FOR inside or affiliated outside directors who sit on the nominating or compensation committee, provided that such committee meets the applicable independence requirements of the relevant listing exchange.

Vote FOR inside or affiliated outside directors if the full board serves as the compensation or nominating committee OR has not created one or both committees, provided that the issuer is in compliance with all provisions of the listing exchange in connection with performance of relevant functions (e.g., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).

Compensation Practices:

It shall generally be the policy of the Funds that matters of compensation are best determined by an independent board and compensation committee, but that support may be withheld from compensation committee members whose actions or disclosure do not appear to support compensation practices aligned with the best interests of the company and its shareholders. Votes on compensation committee members in connection with compensation practices should be considered on a CASE-BY-CASE basis, and generally:

(1)

Say on pay. If shareholders have been provided with an advisory vote on executive compensation (say on pay, or “SOP”), and practices not supported under these Guidelines have been identified, it shall generally be the policy of the Funds to align with the Agent when a vote AGAINST the say on pay proposal has been recommended in lieu of withholding support from certain nominees for compensation concerns. Issuers receiving negative recommendations on both compensation committee members and say on pay regarding issues not otherwise supported by these Guidelines will be considered on a CASE-BY-CASE basis.

(2)

Say on pay responsiveness. Compensation committee members opposed by the Agent for failure to sufficiently address compensation concerns evidenced by significant opposition to the most recent SOP vote will be considered on a CASE-BY-CASE basis, factoring in the following:

(a)	If the most recent SOP vote received majority opposition, generally vote AGAINST the compensation committee chair if the company has not demonstrated an adequate level of responsiveness.

Effective Date: 07/10/03

Revision Date: 03/07/13

(b)

If the most recent SOP vote passed but received significant opposition, generally vote FOR the nominee(s) if a Fund voted FOR that SOP proposal or did not have voting rights on that proposal. If a Fund voted AGAINST the SOP proposal and the company has not demonstrated an adequate level of responsiveness, generally vote AGAINST the compensation committee chair.

(c)

If the compensation committee chair is not standing for election under circumstances meriting the chair’s opposition, consider the compensation committee member(s) opposed by the Agent on a CASE-BY-CASE basis.

(3)

Say on frequency. If the Agent opposes nominees because the company has implemented an SOP schedule that is less frequent than the frequency most recently preferred by at least a plurality of shareholders, generally WITHHOLD support from the compensation committee chair. If the compensation committee chair is not standing for election, WITHHOLD support from the other compensation committee members. If no compensation committee members are standing for election, consider other nominees opposed by the Agent on a CASE-BY-CASE basis.

(4)

Tenure. Where applicable and except as otherwise provided for herein, vote FOR compensation committee members who did not serve on the compensation committee during the majority of the time period relevant to the concerns cited by the Agent.

(5)

Pay for performance. Consider compensation committee members receiving an adverse recommendation from the Agent CASE-BY-CASE when the Agent has identified a pay practice (or combination of practices) not otherwise supported under these Guidelines that appears to have created a misalignment between CEO pay and performance with regard to shareholder value. Generally vote FOR nominees if the company has provided a reasonable rationale regarding pay and performance and/or they appear reasonably correlated. Generally WITHHOLD support from compensation committee members for structuring compensation packages that unreasonably insulate pay from performance conditions.

(6)

Pay disparity. Generally DO NOT WITHHOLD support from compensation committee members solely due to internal pay disparity as assessed by the Agent, but consider pay magnitude concerns on a CASE-BY-CASE basis.

(7)

Change in control provisions. If the Agent recommends withholding support from compensation committee members in connection with overly liberal change in control provisions, including those lacking a double trigger, generally WITHHOLD support from such nominees. If the Agent recommends withholding support from compensation committee members in connection with potential change in control payments or tax-gross-ups on change in control payments, vote FOR the nominees if the amount appears reasonable and no material governance concerns exist. Generally WITHHOLD support if the amount is so significant (individually or collectively) as to potentially influence an executive’s decision to enter into a transaction or to effectively act as a poison pill.

(8)

Repricing. If the Agent recommends withholding support from compensation committee members in connection with their failure to seek, or acknowledge, a shareholder vote on plans to reprice, replace, buy back, or exchange options, generally

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WITHHOLD support from such nominees, except that cancellation of options would not be considered an exchange unless the cancelled options were regranted or expressly returned to the plan reserve for reissuance.

(9)

Tax benefits. If the Agent recommends withholding support from compensation committee members that have approved compensation that is ineligible for tax benefits to the company (e.g., under Section 162(m) of OBRA), generally vote FOR such nominees if the company has provided an adequate rationale or the plan itself is being put to shareholder vote at the same meeting. If the plan is up for vote, the provisions under Section 8. OBRA-Related Compensation Proposals shall apply.

(10)

Director perquisites. If the Agent recommends withholding support from compensation committee members in connection with director compensation in the form of perquisites, generally vote FOR the nominees if the cost is reasonable in the context of the directors’ total compensation and the perquisites themselves appear reasonable given their purpose, the directors’ duties, and the company’s line of business.

(11)

Incentive plans. Generally consider nominees on a CASE-BY-CASE basis in connection with short-term incentive plans over which the nominee has exercised discretion to exclude extraordinary items, and WITHHOLD support if treatment of such items has been inconsistent (e.g., exclusion of losses but not gains). Generally WITHHOLD support from compensation committee members opposed by the Agent in connection with long-term incentive plans, or total executive compensation packages, inadequately aligned with shareholders because the performance period is too short or they lack an appropriate equity component (e.g., overly cash-based plans), except that the latter will be considered CASE-BY-CASE in connection with executives already holding significant equity positions.

(12)	Options backdating. If the Agent has raised issues of options backdating, consider members of the compensation committee, as well as company executives nominated as directors, on a CASE-BY-CASE basis.
(13)

Independence from management. Generally WITHHOLD support from compensation committee members cited by the Agent for permitting named executives to have excessive input into setting their own compensation.

(14)

Multiple concerns. If the Agent recommends withholding support from compensation committee members in connection with other compensation practices such as tax gross-ups, perquisites, retention or recruitment provisions (including contract length or renewal provisions), “guaranteed” awards, pensions/SERPs, or severance or termination arrangements, vote FOR such nominees if the issuer has provided adequate rationale and/or disclosure, factoring in any overall adjustments or reductions to the compensation package at issue. Except as otherwise provided for herein, generally DO NOT WITHHOLD support solely due to any single such practice if the total compensation appears reasonable, but consider on a CASE-BY-CASE basis compensation packages representing a combination of such provisions and deemed by the Agent to be excessive.

(15)

Commitments. Generally, vote FOR compensation committee members receiving an adverse recommendation from the Agent due to problematic pay practices if the issuer makes a public commitment (e.g., via a Form 8-K filing) to rectify the practice on a going-forward basis.

(16)	Other. If the Agent has raised other considerations regarding poor compensation practices, consider compensation committee members on a CASE-BY-CASE basis.

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Accounting Practices:

(1)	Generally, except as otherwise provided for herein, vote FOR independent outside director nominees serving on the audit committee.
(2)

Where applicable and except as otherwise provided for herein, generally vote FOR nominees serving on the audit committee, or the company’s CEO or CFO if nominated as directors, who did not serve on that committee or have responsibility over the relevant financial function, as applicable, during the majority of the time period relevant to the concerns cited by the Agent.

(3)

If the Agent has raised concerns regarding poor accounting practices, consider the company’s CEO and CFO, if nominated as directors, and nominees serving on the audit committee on a CASE-BY-CASE basis. Generally vote FOR nominees if the company has taken adequate steps to remediate the concerns cited, which would typically include removing or replacing the responsible executives, and if the concerns are not re-occurring and/or the company has not yet had a full year to remediate the concerns since the time they were identified.

(4)	If total non-audit fees exceed the total of audit fees, audit-related fees, and tax compliance and preparation fees, the provisions under Section 3. Auditor Ratification shall apply.

Board Independence:

It shall generally be the policy of the Funds that a board should be majority independent and therefore to consider inside or affiliated outside director nominees when the full board is not majority independent on a CASE-BY-CASE basis. Generally:

(1)

WITHHOLD support from the fewest directors whose removal would achieve majority independence across the remaining board, except that support may be withheld from additional nominees whose relative level of independence cannot be differentiated.

(2)

WITHHOLD support from all non-independent nominees, including the founder, chairman, or CEO, if the number required to achieve majority independence is equal to or greater than the number of non-independent nominees.

(3)

Except as provided above, vote FOR non-independent nominees in the role of CEO, and when appropriate, founder or chairman, and determine support for other non-independent nominees based on the qualifications and contributions of the nominee as well as the Funds’ voting precedent for assessing relative independence to management, e.g., insiders holding senior executive positions are deemed less independent than affiliated outsiders with a transactional or advisory relationship to the company, and affiliated outsiders with a material transactional or advisory relationship are deemed less independent than those with lesser relationships.

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(4)	Non-voting directors (e.g., director emeritus or advisory director) shall be excluded from calculations with respect to majority board independence.
(5)

When conditions contributing to a lack of majority independence remain substantially similar to those in the previous year, it shall generally be the policy of the Funds to vote on nominees in a manner consistent with votes cast by the Fund(s) in the previous year.

Generally vote FOR nominees without regard to “over-boarding” issues raised by the Agent unless other concerns requiring CASE-BY-CASE consideration have been raised.

Generally, when the Agent recommends withholding support due to assessment that a nominee acted in bad faith or against shareholder interests in connection with a major transaction, such as a merger or acquisition, or if the Agent recommends withholding support due to other material failures or egregious actions, consider on a CASE-BY-CASE basis, factoring in the merits of the nominee’s performance and rationale and disclosure provided. If the Agent cites concerns regarding actions in connection with a candidate’s service on another board, vote FOR the nominee if the issuer has provided adequate rationale regarding the appropriateness of the nominee to serve on the board under consideration.

Performance Test for Directors

Consider nominees failing the Agent’s performance test, which includes market-based and operating performance measures, on a CASE-BY-CASE basis. Input from the relevant Investment Professional(s) shall be given primary consideration with respect to such proposals.

Support will generally be WITHHELD from nominees receiving a negative recommendation from the Agent due to sustained poor stock performance (measured by one—and three-year total shareholder returns) combined with multiple takeover defenses/entrenchment devices if the issuer:

(1)	Is a controlled company or has a non-shareholder-approved poison pill in place, without provisions to redeem or seek approval in a reasonable period of time; and
(2)	Maintains a dual class capital structure, imposes a supermajority vote requirement, or has authority to issue blank check preferred stock.

Nominees receiving a negative recommendation from the Agent due to sustained poor stock performance combined with other takeover defenses/entrenchment devices will be considered on a CASE-BY-CASE basis.

Proposals Regarding Board Composition or Board Service

Generally, except as otherwise provided for herein, vote AGAINST shareholder proposals to impose new board structures or policies, including those requiring that the positions of chairman and CEO be held separately, but vote FOR proposals in connection with a binding agreement or other legal requirement to which an issuer has or reasonably may expect to become subject, and consider such proposals on a CASE-BY-CASE basis if the board is not majority independent or corporate governance concerns have been identified. Generally, except as otherwise provided for herein, vote FOR management proposals to adopt or amend board structures or policies, except consider such proposals on a CASE-BY-CASE basis if the board is not majority independent, corporate governance concerns have been identified, or the proposal may result in a material reduction in shareholders’ rights.

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Generally, vote AGAINST shareholder proposals:

•	Asking that more than a simple majority of directors be independent.
•	Asking that the independence of the compensation and/or nominating committees be greater than that required by the listing exchange.
•	Limiting the number of public company boards on which a director may serve.
•	Seeking to redefine director independence or directors’ specific roles (e.g., responsibilities of the lead director).
•	Requesting creation of additional board committees or offices, except as otherwise provided for herein.
•

Limiting the tenure of outside directors or imposing a mandatory retirement age for outside directors (unless the proposal seeks to relax existing standards), but generally vote FOR management proposals in this regard.

Generally, vote FOR shareholder proposals that seek creation of an audit, compensation, or nominating committee of the board, unless the committee in question is already in existence or the issuer has availed itself of an applicable exemption of the listing exchange (e.g., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).

Stock Ownership Requirements

Generally, vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard. Vote AGAINST proposals to limit or eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care. Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if:

(1)	The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and
(2)	Only if the director’s legal expenses would be covered.

2.	Proxy Contests

These proposals should generally be analyzed on a CASE-BY-CASE basis. Input from the relevant Investment Professional(s) shall be given primary consideration with respect to proposals in connection with proxy contests being considered on behalf of that Fund.

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis.

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Reimburse Proxy Solicitation Expenses

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis, generally voting FOR if associated nominees are also supported.

3.	Auditors

Ratifying Auditors

Generally, except in cases of poor accounting practices or high non-audit fees, vote FOR management proposals to ratify auditors. Consider management proposals to ratify auditors on a CASE-BY-CASE basis if the Agent cites poor accounting practices. If fees for non-audit services exceed 50 percent of total auditor fees as described below, consider on a CASE-BY-CASE basis, voting AGAINST management proposals to ratify auditors only if concerns exist that remuneration for the non-audit work is so lucrative as to taint the auditor’s independence. For purposes of this review, fees deemed to be reasonable, generally non-recurring exceptions to the non-audit fee category (e.g., those related to an IPO) shall be excluded. Generally vote FOR shareholder proposals asking the issuer to present its auditor annually for ratification.

Auditor Independence

Generally, consider shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services) on a CASE-BY-CASE basis.

Audit Firm Rotation

Generally, vote AGAINST shareholder proposals asking for mandatory audit firm rotation.

4.	Proxy Contest Defenses

Presentation of management and shareholder proposals on the same matter on the same agenda shall not require a Fund to vote FOR one and AGAINST the other.

Board Structure: Staggered vs. Annual Elections

Generally, vote AGAINST proposals to classify the board or otherwise restrict shareholders’ ability to vote upon directors and FOR proposals to repeal classified boards and to elect all directors annually.

Shareholder Ability to Remove Directors

Generally, vote AGAINST proposals that provide that directors may be removed only for cause.

Generally, vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Generally, vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Generally, vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Cumulative Voting

If the company is controlled or maintains a classified board of directors or a dual class voting structure, generally, vote AGAINST management proposals to eliminate cumulative voting (except that such proposals may be supported irrespective of classification in furtherance of an issuer’s plan to declassify its board or adopt a majority voting standard), and vote FOR shareholder proposals to restore or permit cumulative voting.

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Time-Phased Voting

Generally, vote AGAINST proposals to implement, and FOR proposals to eliminate, time-phased or other forms of voting that do not promote a one share, one vote standard.

Shareholder Ability to Call Special Meetings

Generally, vote FOR shareholder proposals that provide shareholders with the ability to call special meetings when either (1) the company does not currently permit shareholders to do so or (2) the existing ownership threshold is greater than 25 percent.

Consider management proposals to permit shareholders to call special meetings on a CASE-BY-CASE basis, generally voting FOR such proposals not opposed by the Agent. Generally vote FOR such proposals if the Agent’s sole concern relates to a net-long position requirement.

Shareholder Ability to Act by Written Consent

Generally, vote AGAINST shareholder proposals seeking the right to act by written consent if the issuer:

(1)	Permits shareholders to call special meetings;
(2)	Does not impose supermajority vote requirements; and
(3)	Has otherwise demonstrated its accountability to shareholders (e.g., the company has reasonably addressed majority-supported shareholder proposals).

Consider management proposals to eliminate the right to act by written consent on a CASE-BY-CASE basis, generally voting FOR if the above conditions are present.

Generally, vote FOR shareholder proposals seeking the right to act by written consent if the above conditions are not present.

Shareholder Ability to Alter the Size of the Board

Generally, vote FOR proposals that seek to fix the size of the board or designate a range for its size.

Generally, vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

5.	Tender Offer Defenses

Poison Pills

Generally, vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification, or to redeem its pill in lieu thereof, unless (1) shareholders have approved adoption of the plan, (2) a policy has already been implemented by the company that should reasonably prevent abusive use of the pill, or (3) the board had determined that it was in the best interest of shareholders to adopt a pill without delay, provided that such plan would be put to shareholder vote within twelve months of adoption or expire, and if not approved by a majority of the votes cast, would immediately terminate.

Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill.

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Review on a CASE-BY-CASE basis management proposals to approve or ratify a poison pill or any plan or charter amendment (e.g., investment restrictions) that can reasonably be construed as an anti-takeover measure, with voting decisions generally based on the Agent’s approach to evaluating such proposals, considering factors such as rationale, trigger level, and sunset provisions. Votes will generally be cast in a manner that seeks to preserve shareholder value and the right to consider a valid offer, voting AGAINST management proposals in connection with poison pills or anti-takeover activities that do not meet the Agent’s standards.

Fair Price Provisions

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Greenmail

Generally, vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Review on a CASE-BY-CASE basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Pale Greenmail

Review on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.

Unequal Voting Rights

Generally, except as otherwise provided for herein, vote AGAINST dual-class exchange offers and dual-class recapitalizations.

Supermajority Shareholder Vote Requirement

Generally, vote AGAINST proposals to require a supermajority shareholder vote and FOR management or shareholder proposals to lower supermajority shareholder vote requirements, unless, for companies with shareholder(s) with significant ownership levels, the Agent recommends retention of existing supermajority requirements in order to protect minority shareholder interests.

White Squire Placements

Generally, vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

6.	Miscellaneous

Amendments to Corporate Documents

Except to align with legislative or regulatory changes or when support is recommended by the Agent or relevant Investment Professional(s) (including, for example, as a condition to a major transaction such as a merger), generally, vote AGAINST proposals seeking to remove shareholder approval requirements or otherwise remove or diminish shareholder rights, e.g., by (1) adding restrictive provisions, (2) removing provisions or moving them to portions of the charter not requiring shareholder approval, or (3) in corporate structures such as holding companies, removing provisions in an active subsidiary’s charter that provide voting rights to parent company

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shareholders. This policy would also generally apply to proposals seeking approval of corporate agreements or amendments to such agreements that the Agent recommends AGAINST because a similar reduction in shareholder rights is requested.

Generally, vote AGAINST proposals for charter amendments that support board entrenchment or may be used as an anti-takeover device (or to further anti-takeover conditions), particularly if the proposal is bundled or the board is classified.

Generally, vote FOR proposals seeking charter or bylaw amendments to remove anti-takeover provisions.

Consider proposals seeking charter or bylaw amendments not addressed under these Guidelines on a CASE-BY-CASE basis.

Confidential Voting

Generally, vote FOR shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows:

•	In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.
•	If the dissidents agree, the policy remains in place.
•	If the dissidents do not agree, the confidential voting policy is waived.

Generally, vote FOR management proposals to adopt confidential voting.

Proxy Access

Consider on a CASE-BY-CASE basis proposals to provide shareholders with access to management’s proxy material in order to nominate their own candidates(s) to the board.

Majority Voting Standard

Except as otherwise provided for herein, it shall generally be the policy of the Funds to extend discretion to issuers to determine when it may be appropriate to adopt a majority voting standard. Generally, vote FOR management proposals, provided the proposal contains a plurality carve-out for contested elections, but AGAINST shareholder proposals unless also supported by management, seeking election of directors by the affirmative vote of the majority of votes cast in connection with a meeting of shareholders, including amendments to corporate documents or other actions in furtherance of a majority standard, and provided such standard does not conflict with state law in which the company is incorporated. For issuers with a history of significant corporate governance concerns, consider such proposals on a CASE-BY-CASE basis. (See also Section 11. Mutual Fund Proxies.)

Bundled Proposals

Except as otherwise provided for herein, review on a CASE-BY-CASE basis bundled or “conditioned” proxy proposals, generally voting AGAINST bundled proposals containing one or more items not supported under these Guidelines if the Agent or relevant Investment Professional(s) deems the negative impact, on balance, to outweigh any positive impact.

Shareholder Advisory Committees

Review on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.

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Reimburse Shareholder for Expenses Incurred

Voting to reimburse expenses incurred in connection with shareholder proposals should be analyzed on a CASE-BY-CASE basis.

Other Business

In connection with proxies of U.S. issuers (e.g., those filing a DEF 14A and considered domestic by the Agent), generally vote FOR management proposals for Other Business, except when the primary proposal is not supported by a Fund or in connection with a proxy contest in which a Fund is not voting in support of management.

Quorum Requirements

Review on a CASE-BY-CASE basis proposals to lower quorum requirements for shareholder meetings below a majority of the shares outstanding.

Advance Notice for Shareholder Proposals

Generally, vote FOR management proposals related to advance notice period requirements, provided that the period requested is in accordance with applicable law and no material governance concerns have been identified in connection with the issuer.

Multiple Proposals

Multiple proposals of a similar nature presented as options to the course of action favored by management may all be voted FOR, provided that support for a single proposal is not operationally required, no one proposal is deemed superior in the interest of the Fund(s), and each proposal would otherwise be supported under these Guidelines.

7.	Capital Structure

Common Stock Authorization

Review proposals to increase the number of shares of common stock authorized for issuance on a CASE-BY-CASE basis. Except where otherwise indicated, the Agent’s proprietary approach of determining appropriate thresholds and, for requests above such allowable threshold, applying a company-specific, qualitative review (e.g., considering rationale and prudent historical usage), will generally be utilized in evaluating such proposals.

Generally, vote FOR:

•

Proposals to authorize capital increases within the Agent’s allowable thresholds or those in excess but meeting Agent’s qualitative standards, but consider on a CASE-BY-CASE basis those requests failing the Agent’s review for proposals in connection with which a contrary recommendation from the relevant Investment Professional(s) has been received and is to be utilized (e.g., in support of a merger or acquisition proposal).

•

Proposals to authorize capital increases within the Agent’s allowable thresholds or those in excess but meeting Agent’s qualitative standards, unless the company states that the stock may be used as a takeover defense. In those cases, consider on a CASE-BY-CASE basis if a contrary recommendation from the relevant Investment Professional(s) has been received and is to be utilized.

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•

Proposals to authorize capital increases exceeding the Agent’s thresholds when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Generally, vote AGAINST:

•	Proposals to increase the number of authorized shares of a class of stock if the issuance which the increase is intended to service is not supported under these Guidelines.
•	Nonspecific proposals authorizing excessive discretion to a board.

Consider management proposals to make changes to the capital structure not otherwise addressed under these Guidelines CASE-BY-CASE, generally voting with the Agent’s recommendation unless a contrary recommendation has been received from the relevant Investment Professional(s) and is to be utilized.

Dual Class Capital Structures

Generally, vote AGAINST:

•

Proposals to create or perpetuate dual class capital structures unless supported by the Agent (e.g., to avert bankruptcy or generate non-dilutive financing, and not designed to increase the voting power of an insider or significant shareholder).

•	Proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual class capital structures.

However, consider such proposals CASE-BY-CASE if (1) bundled with favorable proposal(s), (2) approval of such proposal(s) is a condition of such favorable proposal(s), or (3) part of a recapitalization for which support is recommended by the Agent or relevant Investment Professional(s).

Consider management proposals to eliminate or make changes to dual class capital structures CASE-BY-CASE, generally voting with the Agent’s recommendation unless a contrary recommendation has been received from the relevant Investment Professional(s) and is to be utilized.

Generally, vote FOR shareholder proposals to eliminate dual class capital structures unless the relevant Fund owns a class with superior voting rights.

Stock Distributions: Splits and Dividends

Generally, vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares falls within the Agent’s allowable thresholds, but consider on a CASE-BY-CASE basis those proposals exceeding the Agent’s threshold for proposals in connection with which a contrary recommendation from the relevant Investment Professional(s) has been received and is to be utilized.

Reverse Stock Splits

Consider on a CASE-BY-CASE basis management proposals to implement a reverse stock split. In the event the split constitutes a capital increase effectively exceeding the Agent’s allowable threshold because the request does not proportionately reduce the number of shares authorized, consider management’s rationale and/or disclosure, generally voting FOR, but generally not supporting additional requests for capital increases on the same agenda.

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Preferred Stock

Review proposals to increase the number of shares of preferred stock authorized for issuance on a CASE-BY-CASE basis, and except where otherwise indicated, generally utilize the Agent’s approach for evaluating such proposals. This approach incorporates both qualitative and quantitative measures, including a review of past performance (e.g., board governance, shareholder returns and historical share usage) and the current request (e.g., rationale, whether shares are blank check and declawed, and dilutive impact as determined through the Agent’s proprietary model for assessing appropriate thresholds).

Generally, vote AGAINST proposals authorizing the issuance of preferred stock or creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock), but vote FOR if the Agent or relevant Investment Professional(s) so recommends because the issuance is required to effect a merger or acquisition proposal.

Generally, vote FOR proposals to issue or create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense. Generally vote AGAINST in cases where the company expressly states that, or fails to disclose whether, the stock may be used as a takeover defense, but vote FOR if the Agent or relevant Investment Professional(s) so recommends because the issuance is required to address special circumstances such as a merger or acquisition.

Generally, vote FOR proposals to authorize or issue preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

Shareholder Proposals Regarding Blank Check Preferred Stock

Generally, vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

Adjustments to Par Value of Common Stock

Generally, vote FOR management proposals to reduce the par value of common stock, unless doing so raises other concerns not otherwise supported under these Guidelines.

Preemptive Rights

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights or management proposals that seek to eliminate them. In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

Debt Restructurings

Review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

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Share Repurchase Programs

Generally, vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, but vote AGAINST plans with terms favoring selected parties. This policy shall also apply to companies incorporated outside the U.S. if they are listed on a U.S. exchange and treated as a U.S. domestic issuer by the Securities and Exchange Commission (“SEC”).

Generally, vote FOR management proposals to cancel repurchased shares.

Generally, vote AGAINST proposals for share repurchase methods lacking adequate risk mitigation or exceeding appropriate volume or duration parameters for the market.

Consider shareholder proposals seeking share repurchase programs on a CASE-BY-CASE basis, with input from the relevant Investment Professional(s) to be given primary consideration.

Tracking Stock

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis.

8.	Executive and Director Compensation

Except as otherwise provided for herein, votes with respect to compensation and employee benefit plans, or the issuance of shares in connection with such plans, should be determined on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such plans, which includes determination of costs and comparison to an allowable cap, except as otherwise provided herein.

•

Generally, vote in accordance with the Agent’s recommendations FOR equity-based plans with costs within such cap and AGAINST those with costs in excess of it, except that plans above the cap may be supported if so recommended by the Agent or relevant Investment Professional(s) as a condition to a major transaction such as a merger.

•	Generally, vote AGAINST plans if the Agent suggests cost or dilution assessment may not be possible due to the method of disclosing shares allocated to the plan(s).
•

Generally, vote AGAINST equity-based plans whose awards further a misalignment between CEO pay and performance with regard to shareholder value, including where pay appears unreasonably insulated from performance conditions and/or awards under the plan are concentrated among named executive officers.

•

Generally, vote AGAINST plans with inadequate disclosure regarding vesting or performance requirements. However, except as otherwise provided herein, consider plans CASE-BY-CASE if the Agent questions the form or stringency of the vesting or performance criteria.

•

Generally, vote FOR plans with costs within the cap if the primary concerns raised by the Agent pertain to matters that would not result in a negative vote under these Guidelines on a management say on pay proposal or the relevant board or committee member(s).

•	Generally, vote AGAINST plans administered by potential grant recipients.
•

Generally, vote AGAINST proposals to eliminate existing shareholder approval requirements for material plan changes, unless the company has provided a reasonable rationale and/or adequate disclosure regarding the requested changes.

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•

Generally vote AGAINST long-term incentive plans that are inadequately aligned with shareholders because the performance period is too short or they lack an appropriate equity component, except that such cases will be considered CASE-BY-CASE in connection with executives already holding significant equity positions.

•	Generally, vote AGAINST plans that contain an overly liberal change in control definition (e.g., does not result in actual change in control).
•	Consider plans CASE-BY-CASE if the Agent raises other considerations not otherwise provided for herein.

Management Proposals Seeking Approval to Reprice Options

Review on a CASE-BY-CASE basis management proposals seeking approval to reprice, replace, or exchange options, considering factors such as rationale, historic trading patterns, value-for-value exchange, vesting periods, and replacement option terms. Generally, vote FOR proposals that meet the Agent’s criteria for acceptable repricing, replacement, or exchange transactions. Generally, vote AGAINST compensation plans that (1) permit or may permit (e.g., history of repricing and no express prohibition against future repricing) repricing of stock options, or any form or alternative to repricing, without shareholder approval, (2) include provisions that permit repricing, replacement, or exchange transactions that do not meet the Agent’s criteria, or (3) give the board sole discretion to approve option repricing, replacement, or exchange programs.

Director Compensation

Votes on stock-based plans for directors are made on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s quantitative approach described above as well as a review of qualitative features of the plan when costs exceed the Agent’s threshold.

Employee Stock Purchase Plans

Votes on employee stock purchase plans, and capital issuances in support of such plans, should be made on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such plans.

OBRA-Related Compensation Proposals

Votes on plans intended to qualify for favorable tax treatment under the provisions of Section 162(m) of OBRA should be evaluated irrespective of the Agent’s assessment of board independence, provided that the board meets the independence requirements of the relevant listing exchange and no potential recipient under the plan(s) sits on the committee that exercises discretion over the related compensation awards. Unless the issuer has provided a compelling rationale, generally vote with the Agent’s recommendations AGAINST plans that include practices or features not supported under these Guidelines or deliver excessive compensation that fails to qualify for favorable tax treatment.

Amendments that Place a Cap on Annual Grants or Amend Administrative Features

Generally, vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

Amendments to Add Performance-Based Goals

Generally, vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA, unless they are clearly inappropriate.

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Amendments to Increase Shares and Retain Tax Deductions Under OBRA

Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a CASE-BY-CASE basis, generally voting FOR such plans that do not raise any negative concerns under these Guidelines.

Approval of Cash or Cash-and-Stock Bonus Plans

Generally, vote FOR cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA, with primary consideration given to management’s assessment that such plan meets the requirements for exemption of performance-based compensation. However, consider CASE-BY-CASE when broader compensation concerns exist.

Shareholder Proposals Regarding Executive and Director Pay

Unless evidence exists of abuse in historical compensation practices, and except as otherwise provided for herein, generally vote AGAINST shareholder proposals that seek to impose new compensation structures or policies.

Severance and Termination Payments

Generally, vote FOR shareholder proposals to have parachute arrangements submitted for shareholder ratification (with “parachutes” defined as compensation arrangements related to termination that specify change in control events) and provided that the proposal does not include unduly restrictive or arbitrary provisions such as advance approval requirements.

Generally, vote FOR shareholder proposals seeking double triggers on change in control awards. Consider on a CASE-BY-CASE basis proposals seeking a specific treatment of equity that vests upon change in control.

Generally vote FOR shareholder proposals to submit executive severance agreements for shareholder ratification, if such proposals specify change in control events, Supplemental Executive Retirement Plans, or deferred executive compensation plans, or if ratification is required by the listing exchange.

Review on a CASE-BY-CASE basis all proposals to approve, ratify, or cancel executive severance or termination arrangements, including those related to executive recruitment or retention. Generally vote FOR such compensation arrangements if:

(1)	The primary concerns raised by the Agent would not result in a negative vote under these Guidelines on a management say on pay proposal or the relevant board or committee member(s);
(2)	The issuer has provided adequate rationale and/or disclosure; or
(3)	Support is recommended by the Agent or relevant Investment Professional(s) (e.g., as a condition to a major transaction such as a merger).

However, vote in accordance with the Agent’s recommendations AGAINST new or materially amended plans, contracts, or payments that include single trigger change in control cash severance provisions or do not require an actual change in control in order to be triggered.

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Revision Date: 03/07/13

Consider on a CASE-BY-CASE basis any proposals opposed by the Agent due to single trigger equity acceleration or legacy single trigger change in control cash severance provisions.

Employee Stock Ownership Plans (ESOPs)

Generally, vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).

401(k) Employee Benefit Plans

Generally, vote FOR proposals to implement a 401(k) savings plan for employees.

Holding Periods

Generally, vote AGAINST proposals requiring mandatory periods for officers and directors to hold company stock.

Advisory Votes on Executive Compensation (Say on Pay)

Generally, management proposals seeking ratification of the company’s compensation program will be voted FOR unless the program includes practices or features not supported under these Guidelines (including those referenced under Section 1. The Board of Directors, Compensation Practices) and the proposal receives a negative recommendation from the Agent. Unless otherwise provided for herein, proposals not receiving the Agent’s support due to concerns regarding incentive structures, severance/termination payments, or vesting or performance criteria not otherwise supported by these Guidelines will be considered on a CASE-BY-CASE basis, factoring in whether the issuer has made improvements to its overall compensation program, and generally voting FOR if CEO pay appears aligned with performance and/or the company has provided a reasonable rationale and/or adequate disclosure regarding the matter(s) under consideration. For say on pay proposals not supported by the Agent and referencing incentive plan concerns:

(1)

Short-term incentive plans: Proposals will be considered on a CASE-BY-CASE basis if they cite short-term incentive plans over which the board has exercised discretion to exclude extraordinary items, and voted AGAINST if treatment of such items has been inconsistent (e.g., exclusion of losses but not gains).

(2)

Long-term incentive plans: Proposals will be voted AGAINST if they cite long-term incentive plans that are inadequately aligned with shareholders because the performance period is too short or they lack an appropriate equity component (e.g., overly cash-based plans), except that the latter will be considered CASE-BY-CASE in connection with executives already holding significant equity positions.

Generally, vote AGAINST proposals when named executives have material input into setting their own compensation.

Generally, vote AGAINST proposals presented by issuers subject to Troubled Asset Relief Program (TARP) provisions if there is inadequate discussion of the process for ensuring that incentive compensation does not encourage excessive risk-taking.

Frequency of Advisory Votes on Executive Compensation

Generally, support proposals seeking an annual say on pay and oppose those seeking a less frequent say on pay.

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Revision Date: 03/07/13

9.	State of Incorporation

Voting on State Takeover Statutes

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation should be examined on a CASE-BY-CASE basis, generally supporting management proposals not assessed as a potential takeover defense, but if so assessed, weighing management’s rationale for the change. Generally, vote FOR management reincorporation proposals upon which another key proposal, such as a merger transaction, is contingent if the other key proposal is also supported. Generally, vote AGAINST shareholder reincorporation proposals not also supported by the company.

10.	Mergers and Corporate Restructurings

Input from the relevant Investment Professional(s) shall be given primary consideration with respect to proposals regarding business combinations, particularly those between otherwise unaffiliated parties, or other corporate restructurings being considered on behalf of that Fund.

Generally, vote FOR a proposal not typically supported under these Guidelines if a key proposal, such as a merger transaction, is contingent upon its support and a vote FOR is accordingly recommended by the Agent or relevant Investment Professional(s).

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals if no input is provided by the relevant Investment Professional(s).

Corporate Restructurings

Votes on corporate restructuring proposals, including demergers, minority squeezeouts, leveraged buyouts, spinoffs, liquidations, dispositions, divestitures, and asset sales, should be considered on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals if no input is provided by the relevant Investment Professional(s).

Adjournment

Generally, vote FOR proposals to adjourn a meeting to provide additional time for vote solicitation when the primary proposal, such as a merger or corporate restructuring, is also supported. Absent such a proposal, vote FOR adjournment if all other proposals are supported and AGAINST if all others are opposed. Under any other circumstances, consider on a CASE-BY-CASE basis.

Appraisal Rights

Generally, vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

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Revision Date: 03/07/13

Changing Corporate Name

Generally, vote FOR changing the corporate name.

11.	Mutual Fund Proxies

Approving New Classes or Series of Shares

Generally, vote FOR the establishment of new classes or series of shares.

Authorizing the Board to Hire and Terminate Sub-Advisers Without Shareholder Approval

Generally, vote FOR these proposals.

Master-Feeder Structure

Generally, vote FOR the establishment of a master-feeder structure.

Establish Director Ownership Requirement

Generally, vote AGAINST shareholder proposals for the establishment of a director ownership requirement.

The matters below should be examined on a CASE-BY-CASE basis:

•	Election of Directors
•	Converting Closed-end Fund to Open-end Fund
•	Proxy Contests
•	Investment Advisory Agreements
•	Preferred Stock Proposals
•	1940 Act Policies
•	Changing a Fundamental Restriction to a Nonfundamental Restriction
•	Change Fundamental Investment Objective to Nonfundamental
•	Name Rule Proposals
•	Disposition of Assets/Termination/Liquidation
•	Changes to the Charter Document
•	Changing the Domicile of a Fund
•	Change in Fund’s Subclassification
•	Distribution Agreements
•	Mergers
•	Reimburse Shareholder for Expenses Incurred
•	Terminate the Investment Adviser

12.	Social and Environmental Issues

Boards of directors and company management are responsible for guiding the corporation in connection with matters that are most often the subject of shareholder proposals on social and environmental issues: ensuring that the companies they oversee comply with applicable legal, regulatory and ethical standards, effectively managing risk, and assessing and addressing matters that may have a financial impact on shareholder value. The Funds will generally vote in

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accordance with the board’s recommendation on such proposals unless it appears both that the stewardship noted above has fallen short and the issue is material to the company. The former may be evidenced by the company’s failure to align its actions and disclosure with market practice and that of its peers, or the company’s having been subject to significant controversies, litigation, fines, or penalties in connection with the relevant issue. Such instances will be considered CASE-BY-CASE. The Funds will generally vote AGAINST shareholder proposals seeking to dictate corporate conduct, impose excessive costs or restrictions, duplicate policies already substantially in place, or release information that would not help a shareholder evaluate an investment in the corporation as an economic matter. The Funds may ABSTAIN from voting on shareholder proposals where application of the Guidelines is unclear. This may include cases where the concerns raised are considered valid but the policies or actions requested are not deemed appropriate or the issues are not clearly relevant to corporate performance or are not deemed appropriate for shareholder consideration.

13.	Global Proxies

Companies incorporated outside the U.S. shall generally be subject to the foregoing U.S. Guidelines if they are listed on a U.S. exchange and treated as a U.S. domestic issuer by the SEC. Where applicable and not provided for otherwise herein, certain U.S. Guidelines may also be applied to companies incorporated outside the U.S., e.g., companies with a significant base of U.S. operations and employees. However, the following provide for differing regulatory and legal requirements, market practices, and political and economic systems existing in various global markets.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote AGAINST global proxy proposals when the Agent recommends voting AGAINST such proposal because relevant disclosure by the issuer, or the time provided for consideration of such disclosure, is inadequate. For purposes of these global Guidelines, “AGAINST” shall mean withholding of support for a proposal, resulting in submission of a vote of AGAINST or ABSTAIN, as appropriate for the given market and level of concern raised by the Agent regarding the issue or lack of disclosure or time provided.

In connection with practices described herein that are associated with a firm AGAINST vote, it shall generally be the policy of the Funds to consider them on a CASE-BY-CASE basis if the Agent recommends their support (1) as the issuer or market transitions to better practices (e.g., having committed to new regulations or governance codes) or (2) as the more favorable choice when shareholders must choose between alternate proposals.

Routine Management Proposals

Generally, vote FOR the following and other similar routine management proposals:

•	the opening of the shareholder meeting
•	that the meeting has been convened under local regulatory requirements
•	the presence of quorum
•	the agenda for the shareholder meeting
•	the election of the chair of the meeting
•	the appointment of shareholders to co-sign the minutes of the meeting
•	regulatory filings (e.g., to effect approved share issuances)

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•	the designation of inspector or shareholder representative(s) of minutes of meeting
•	the designation of two shareholders to approve and sign minutes of meeting
•	the allowance of questions
•	the publication of minutes
•	the closing of the shareholder meeting

Consider proposals seeking authority to call shareholder meetings on less than 21 days’ notice on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to consider whether the issuer has provided clear disclosure of its compliance with any hurdle conditions for the authority imposed by applicable law and has historically limited its use of such authority to time-sensitive matters.

Discharge of Management/Supervisory Board Members

Generally, vote FOR management proposals seeking the discharge of management and supervisory board members, unless the Agent recommends AGAINST due to concern about the past actions of the company’s auditors or directors or legal action is being taken against the board by other shareholders, including when the proposal is bundled. Generally do not withhold support from such proposals in connection with remuneration practices otherwise supported under these Guidelines or as a means of expressing disapproval of broader practices of the issuer or its board.

Director Elections

Unless otherwise provided for herein, the Agent’s standards with respect to determining director independence shall apply. These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.

Agreement with the Agent’s independence standards shall not dictate that a Fund’s vote shall be cast according to the Agent’s corresponding recommendation. Further, unless otherwise provided for herein, the application of Guidelines in connection with such standards shall apply only when the nominee’s level of independence can be ascertained based on available disclosure. These policies generally apply to director nominees in uncontested elections; votes in contested elections, and votes on director nominees not subject to policies described herein, should be made on a CASE-BY-CASE basis, with primary consideration in contested elections given to input from the relevant Investment Professional(s).

For issuers domiciled in Finland, France, Ireland, the Netherlands, Sweden, or tax haven markets, generally vote AGAINST non-independent directors opposed by the Agent when the full board serves as the audit committee, or the company does not have an audit committee.

For issuers in all markets, vote AGAINST non-independent nominees to the audit committee, as well as bundled slates including such nominees, unless the Agent otherwise recommends support (e.g., due to market practices or requirements). If the slate is bundled and audit committee membership is unclear or proposed as a separate agenda item, vote FOR if the Agent otherwise recommends support. For Canadian issuers, the Funds’ U.S. Guidelines with respect to audit committees shall apply. For issuers in all markets, nominees (or slates of nominees) will be voted AGAINST if opposed by the Agent for failing to disclose audit fees broken down by category. If the Agent opposes audit committee members because fees for non-audit services

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(excluding significant, one-time events) exceed 50 percent of total auditor fees, the provisions under Section 13. Ratification of Auditors and Approval of Auditors’ Fees shall apply.

Generally, vote FOR non-independent directors when the full board serves as the remuneration (compensation) or nominating committee, or the company does not have a remuneration or nominating committee, if the board meets the applicable independence requirements of the relevant listing exchange. Vote FOR non-independent directors who sit on the remuneration or nominating committees if such committee meets the applicable independence requirements of the relevant listing exchange.

Generally follow the Agent’s recommendations to vote AGAINST individuals nominated as outside/non-executive directors who do not meet the Agent’s standard for independence, unless the slate of nominees is bundled and includes independent nominees, in which case the proposal(s) to elect board members shall be considered on a CASE-BY-CASE basis.

Generally follow the Agent’s standards for withholding support (AGAINST or ABSTAIN, as appropriate) from bundled slates or non-independent directors (typically, but not always, excluding the CEO), as applicable, if the board does not meet the Agent’s independence standards or the board’s independence cannot be ascertained due to inadequate disclosure.

For issuers in Italy presenting multiple slates of directors (voto di lista), generally withhold support (AGAINST or ABSTAIN, as appropriate) from all slates until nominee names are disclosed, and upon disclosure, generally follow the Agent’s standards for assessing which slate is best suited to represent shareholder interests.

For issuers in Japan, generally follow the Agent’s recommendations in furtherance of greater board independence and minority shareholder protections, including:

•

At companies with controlling shareholders, if the board after the shareholder meeting does not include at least two directors deemed independent under the Agent’s standards, generally vote AGAINST reelection of top executives.

•

At companies with a three-committee structure, generally vote AGAINST (1) outside director nominees not deemed independent under the Agent’s standards if the board after the shareholder meeting is not majority independent and (2) non-independent directors on the nominating committee if the board does not include at least two directors deemed independent under the Agent’s standards.

•	At all companies, vote AGAINST the top executive if the board does not include at least one outside director.

Consider on a CASE-BY-CASE basis any nominee whom the Agent cites as having failed to implement a majority-approved shareholder proposal. Vote FOR if the shareholder proposal has been reasonably addressed. Vote AGAINST if the shareholder proposal is supported under these Guidelines and the board has not disclosed a credible rationale for not implementing the proposal.

Generally, withhold support (AGAINST or ABSTAIN, as appropriate) from nominees or slates of nominees opposed by the Agent because they are presented in a manner not aligned with market best practice and/or regulation, including:

•	Bundled slates of nominees (e.g., Canada, France, Hong Kong, or Spain);

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•	Simultaneous reappointment of retiring directors (e.g., South Africa);
•	In markets with term lengths capped by regulation or market practice, nominees whose terms exceed the caps or are not disclosed; or
•	Nominees whose names are not disclosed in advance of the meeting or far enough in advance relative to voting deadlines to make an informed voting decision.

Generally vote FOR nominees without regard to recommendations that the position of chairman should be separate from that of CEO or otherwise required to be independent, unless other concerns requiring CASE-BY-CASE consideration have been raised. The latter would include former CEOs proposed as board chairmen in markets such as the United Kingdom for which best practice and the Agent recommend against such practice.

When cumulative or net voting applies, generally vote with the Agent’s recommendation to support nominees asserted by the issuer to be independent, irrespective of audit committee membership, even if independence disclosure or criteria fall short of Agent’s standards.

Consider nominees for whom the Agent has raised concerns regarding scandals or internal controls on a CASE-BY-CASE basis, generally withholding support (AGAINST or ABSTAIN, as appropriate) from nominees or slates of nominees when:

•	The scandal or shortfall in controls took place at the company, or an affiliate, for which the nominee is being considered;
•	Culpability can be attributed to the nominee (e.g., nominee manages or audits the relevant function); and
•	The nominee has been directly implicated, with resulting arrest and criminal charge or regulatory sanction.

Consider non-independent nominees on a CASE-BY-CASE basis when the Agent has raised concerns regarding diminished shareholder value as evidenced by a significant drop in share price, generally voting with Agent’s recommendation AGAINST such nominees when few, if any, outside directors are present on the board and:

•	The founding family has retained undue influence over the company despite a history of scandal or problematic controls;
•	The nominees have engaged in protectionist activities such as introduction of a poison pill or preferential and/or dilutive share issuances; or
•	Evidence exists regarding compliance or accounting shortfalls.

If the Agent recommends withholding support due to other material failures or egregious actions, the Funds’ U.S. Guidelines with respect to such issues shall apply.

Consider nominees serving on the remuneration committee on a CASE-BY-CASE basis if the Agent recommends withholding support from nominees in connection with remuneration practices not otherwise supported by these Guidelines, including cases in which the issuer has not followed market practice by submitting a resolution on executive compensation. For Canadian issuers, the Funds’ U.S. Guidelines with respect to Section 1. Voting on Director Nominees in Uncontested Elections, Compensation Practices, shall apply.

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Revision Date: 03/07/13

For issuers in markets in which it is common practice for nominees’ attendance records to be disclosed, the Funds’ U.S. Guidelines with respect to director attendance shall apply. The same two-year attendance policy shall be applied regarding attendance by directors and statutory auditors of Japanese companies if year-over-year data can be tracked by nominee.

Consider self-nominated director candidates on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such candidates, except that (1) an unqualified candidate will generally not be supported simply to effect a “protest vote” and (2) cases of multiple self-nominated candidates may be considered as a proxy contest if similar issues are raised (e.g., potential change in control).

Generally vote FOR nominees without regard to “over-boarding” issues raised by the Agent unless other concerns requiring CASE-BY-CASE consideration have been raised.

In cases where a director holds more than one board seat and corresponding votes, manifested as one seat as a physical person plus an additional seat as a representative of a legal entity, generally vote with the Agent’s recommendation to withhold support (AGAINST or ABSTAIN, as appropriate) from the legal entity and vote on the physical person.

Generally, vote with the Agent’s recommendation to withhold support (AGAINST or ABSTAIN, as appropriate) from nominees for whom support has become moot since the time the individual was nominated (e.g., due to death, disqualification, or determination not to accept appointment).

Generally, vote with the Agent’s recommendation when more candidates are presented than available seats and no other provisions under these Guidelines apply.

Board Structure

Generally, vote FOR proposals to fix board size, but vote AGAINST if the Agent opposes due to corporate governance, anti-takeover, or board independence concerns. Generally, vote FOR proposals seeking a board range if the range is reasonable in the context of market practice and anti-takeover considerations. Proposed article amendments in this regard shall be considered on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals. Consider other proposals regarding board structure or policies on a CASE-BY-CASE basis, voting AGAINST if they promote practices not supported under these Guidelines.

Director and Officer Indemnification and Liability Protection

Generally, vote in accordance with the Agent’s standards for indemnification and liability protection for officers and directors, voting AGAINST overly broad provisions.

Independent Statutory Auditors

With respect to Japanese companies that have not adopted the three-committee structure, vote AGAINST any nominee to the position of “independent statutory auditor” whom the Agent considers affiliated, e.g., if the nominee has worked a significant portion of his career for the company, its main bank, or one of its top shareholders. Where shareholders must vote on multiple nominees in a single resolution, vote AGAINST all nominees. When multiple slates of statutory auditors are presented, generally vote with the Agent’s recommendation, typically to support nominees deemed to be more independent and/or aligned with interests of minority shareholders.

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Generally, vote AGAINST incumbent nominees at companies implicated in scandals or exhibiting poor internal controls.

Key Committees

Generally, except where market practice otherwise dictates, vote AGAINST proposals that permit non-board members to serve on the audit, remuneration (compensation), or nominating committee, provided that bundled slates, if otherwise acceptable under these Guidelines, may be supported if no slate nominee serves on the relevant committee(s). If not otherwise addressed under these Guidelines, consider other negative recommendations from the Agent regarding committee members on a CASE-BY-CASE basis.

Director and Statutory Auditor Remuneration

Consider director compensation plans on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals, while also factoring in the merits of the rationale and disclosure provided.

Generally, vote FOR proposals to approve the remuneration of directors and auditors as long as the amount is not excessive (e.g., significant increases should be supported by adequate rationale and disclosure), there is no evidence of abuse, the recipient’s overall compensation appears reasonable, and the board and/or responsible committee meet exchange or market standards for independence.

For European issuers, vote AGAINST non-executive director remuneration if:

•	The advance general meeting documents do not specify fees paid to non-executive directors;
•	The company seeks to excessively increase the fees relative to market or sector practices without providing a reasonable rationale for the increase; or
•	It provides for granting of stock options or similarly structured equity-based compensation.

For Toronto Stock Exchange (TSX) issuers, the Agent’s limits with respect to equity awards to non-employee directors shall apply.

Bonus Payments

With respect to Japanese companies, generally follow the Agent’s guidelines on retirement and annual bonus payments, which include voting FOR retirement bonus proposals if all payments are for directors or auditors who have served as executives of the company and AGAINST such proposals if any payments are for outsiders, except when deemed appropriate by the Agent, provided that no payments shall be supported unless the individual or aggregate amounts are disclosed. In all markets, if issues have been raised regarding a scandal or internal controls, generally vote AGAINST bonus proposals for retiring directors or continuing directors or auditors when culpability can be attributed to the nominee (e.g., if a Fund is also voting AGAINST the nominee under criteria herein regarding issues of scandal or internal controls), unless bundled with bonuses for a majority of directors or auditors a Fund is voting FOR.

Stock Option Plans for Independent Internal Statutory Auditors

With respect to Japanese companies, follow the Agent’s guidelines with respect to proposals regarding option grants to independent internal statutory auditors or other outside parties, generally voting AGAINST such plans.

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Amendment Procedures for Equity Compensation Plans and Employee Share Purchase Plans (ESPPs)

For TSX issuers, votes with respect to amendment procedures for security-based compensation arrangements and ESPPs shall generally be cast in a manner designed to preserve shareholder approval rights, with voting decisions generally based on the Agent’s recommendation.

Compensation Plans and Shares Reserved for Equity Compensation Plans

Unless otherwise provided for herein, votes with respect to equity compensation plans (e.g., option, warrant, restricted stock, or employee share purchase plans or participation in company offerings such as IPOs or private placements) or awards thereunder, the issuance of shares in connection with such plans, cash-based plans where appropriate, or related management proposals (e.g., article amendments), should be determined on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals, considering quantitative or qualitative factors as appropriate for the market and utilizing the Agent’s methodology, including classification of a company’s stage of development as growth or mature and the corresponding determination as to reasonability of the share requests.

Generally, vote AGAINST proposals that:

•	Exceed Agent’s recommended burn rates or dilution limits, including cases in which the Agent suggests dilution cannot be fully assessed (e.g., due to inadequate disclosure);
•

Provide deep or near-term discounts (or the equivalent, such as dividend equivalents on unexercised options) to executives or directors, unless discounts to executives are deemed by the Agent to be adequately mitigated by other requirements such as long-term vesting or performance requirements (e.g., Japan) or broad-based employee participation otherwise meeting the Agent’s standards (e.g., France);

•	Are administered with discretion by potential grant recipients, unless such discretion is deemed acceptable due to market practice or other mitigating provisions;
•	Provide for retirement benefits or equity incentive awards to outside directors if not in line with market practice (e.g., Australia, Belgium, or The Netherlands);
•

Permit financial assistance to executives, directors, subsidiaries, affiliates, or related parties under conditions not supported by the Agent (e.g., misaligned with shareholders’ interests and/or posing excessive risk or independence concerns);

•	For matching share plans, do not meet the Agent’s standards, considering holding period, discounts, dilution, participation, purchase price, and performance criteria;
•

Provide for vesting upon change in control if deemed to evidence a potential conflict of interest or anti-takeover device or if the change in control definition is too liberal (e.g., does not result in actual change in control);

•	Provide inadequate disclosure regarding vesting or performance requirements.
•	Include vesting or performance periods that do not meet market standards (or the Agent’s standards where market standards are unclear);
•	Permit post-employment vesting or exercise if deemed inappropriate by the Agent;
•

Allow plan administrators to make material amendments without shareholder approval unless adequate prior disclosure has been provided, with such voting decisions generally based on the Agent’s approach to evaluating such plans;

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•	Provide for contract or notice periods or severance/termination payments that exceed market practice, e.g., relative to multiples of annual compensation;
•

Promote a pay practice (or combination of practices) not otherwise supported under these Guidelines that appears to diminish accountability to shareholders and/or has created a misalignment between CEO pay and performance with regard to shareholder value; or

•

Provide for retesting in connection with achievement of performance hurdles unless the Agent’s analysis indicates that (1) performance targets are adequately increased in proportion to the additional time available, (2) the retesting is de minimis as a percentage of overall compensation or is acceptable relative to market practice, or (3) the issuer has committed to cease retesting within a reasonable period of time.

Generally, vote FOR such plans/awards or the related issuance of shares that (1) do not suffer from the defects noted above or (2) otherwise meet the Agent’s tests if the considerations raised by the Agent pertain primarily to vesting provisions, performance hurdles, discretionary bonuses, recruitment awards, retention incentives, non-compete payments, severance/termination payments, or incentive structures if:

(1)	The company has provided adequate disclosure and/or a reasonable rationale regarding the relevant plan/award, practice, or participation;
(2)	The recipient’s overall compensation appears reasonable;
(3)

Potential payments or awards are not so significant (individually or collectively) as to potentially influence an executive’s decision-making (e.g., to enter into a transaction that will result in a change of control payment) or to effectively act as a poison pill; and

(4)	The board and/or responsible committee meet exchange or market standards for independence.

Unless otherwise provided for herein, market practice of the primary country in which a company does business or competes for talent, or in which an employee is serving, as applicable, shall supersede that of the issuer’s domicile.

Consider proposals in connection with such plans or the related issuance of shares in other instances on a CASE-BY-CASE basis.

Remuneration Reports (Advisory Votes on Executive Compensation)

Generally, withhold support (AGAINST or ABSTAIN as appropriate for specific market and level of concerns identified) from remuneration reports/advisory votes on compensation that include compensation plans that:

(1)	Permit practices or features not supported under these Guidelines, including conditions described under Compensation Plans and Shares Reserved for Equity Compensation Plans above;
(2)	Permit retesting excessive relative to market practice (irrespective of the Agent’s support for the report as a whole);
(3)

Cite long-term incentive plans deemed to be inadequately aligned with shareholders because the performance period is too short or they lack an appropriate equity component (e.g., overly cash-based plans), except that the latter will be considered CASE-BY-CASE in connection with executives already holding significant equity positions;

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(4)	Cite equity award valuation methods triggering a negative recommendation from the Agent;
(5)	Include components, metrics, or rationales that have not been disclosed in line with market practice (although retrospective disclosure may be considered adequate);
(6)

For issuers in Australia, permit open market purchase of shares in support of equity grants in lieu of seeking shareholder approval, but only if the issuer has a history of significant negative votes when formally seeking approval for such grants; or

(7)

Include provisions for retirement benefits or equity incentive awards to outside directors if not in line with market practice, except that reports will generally be voted FOR if contractual components are reasonably aligned with market practices on a going-forward basis (e.g., existing obligations related to retirement benefits or terms contrary to evolving standards would not preclude support for the report).

Reports receiving the Agent’s support and not triggering the concerns cited above will generally be voted FOR. Unless otherwise provided for herein, reports not receiving the Agent’s support due to concerns regarding vesting provisions, performance hurdles, discretionary bonuses, recruitment awards, retention incentives, non-compete payments, severance/termination payments, or incentive structures not otherwise supported by these Guidelines shall be considered on a CASE-BY-CASE basis, generally voted FOR if:

(1)	The company has provided a reasonable rationale and/or adequate disclosure regarding the matter(s) under consideration;
(2)	The recipient’s overall compensation appears reasonable;
(3)

Potential payments or awards are not so significant (individually or collectively) as to potentially influence an executive’s decision-making (e.g., to enter into a transaction that will result in a change of control payment) or to effectively act as a poison pill; and

(4)	The board and/or responsible committee meet exchange or market standards for independence.

Reports with typically unsupported features may be voted FOR when the Agent recommends their initial support as the issuer or market transitions to better practices (e.g., having committed to new regulations or governance codes).

Proposals to Provide an Advisory Vote on Executive Compensation

For issuers in Canada, generally support proposals seeking a say on pay, with a preference for an annual vote.

Shareholder Proposals Regarding Executive and Director Pay

Except as otherwise provided for herein, the Funds’ U.S. Guidelines with respect to shareholder proposals regarding executive and director pay shall generally apply.

General Share Issuances

Unless otherwise provided for herein, voting decisions shall generally be based on the Agent’s practice to determine support for general issuance requests (with or without preemptive rights), or related requests to repurchase and reissue shares, based on their amount relative to currently issued capital, appropriate volume and duration parameters, and market-specific considerations (e.g., priority right protections in France, reasonable levels of dilution and discount in Hong

Effective Date: 07/10/03

Revision Date: 03/07/13

Kong). Requests to reissue repurchased shares will not be supported unless a related general issuance request is also supported.

Consider specific issuance requests on a CASE-BY-CASE basis based on the proposed use and the company’s rationale.

Generally, vote AGAINST proposals to issue shares (with or without preemptive rights), convertible bonds, or warrants, to grant rights to acquire shares, or to amend the corporate charter relative to such issuances or grants when concerns have been identified by the Agent with respect to inadequate disclosure, inadequate restrictions on discounts, failure to meet the Agent’s standards for general issuance requests, or authority to refresh share issuance amounts without prior shareholder approval.

Generally, vote AGAINST nonspecific proposals authorizing excessive discretion to a board.

Increases in Authorized Capital

Unless otherwise provided for herein, voting decisions should generally be based on the Agent’s approach, as follows. Generally:

•

Vote FOR nonspecific proposals, including bundled proposals, to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

•	Vote FOR specific proposals to increase authorized capital, unless:
•	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet these Guidelines for the purpose being proposed; or
•	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.
•	Vote AGAINST proposals to adopt unlimited capital authorizations.
•	The Agent’s market-specific exceptions to the above parameters shall be applied.

Preferred Stock

Unless otherwise provided for herein, voting decisions should generally be based on the Agent’s approach, including:

•

Vote FOR the creation of a new class of preferred stock or issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

•

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets the Agent’s guidelines on equity issuance requests.

•

Vote AGAINST the creation of (1) a new class of preference shares that would carry superior voting rights to the common shares or (2) blank check preferred stock, unless the board states that the authorization will not be used to thwart a takeover bid.

Poison Pills/Protective Preference Shares

Generally, vote AGAINST management proposals in connection with poison pills or anti-takeover activities (e.g., disclosure requirements or issuances, transfers, or repurchases) that do not meet the Agent’s standards. Generally vote in accordance with Agent’s recommendation to withhold support from a nominee in connection with poison pill or anti-takeover considerations

Effective Date: 07/10/03

Revision Date: 03/07/13

when responsibility for the actions can be reasonably attributed to the nominee. Generally DO NOT VOTE AGAINST director remuneration in connection with poison pill considerations raised by the Agent.

Waiver on Tender-Bid Requirement

Generally, consider proposals on a CASE-BY-CASE basis seeking a waiver for a major shareholder or concert party from the requirement to make a buyout offer to minority shareholders, voting FOR when little concern of a creeping takeover exists and the company has provided a reasonable rationale for the request, and with voting decisions generally based on the Agent’s approach to evaluating such requests.

Approval of Financial Statements and Director and Auditor Reports

Generally, vote FOR management proposals seeking approval of financial accounts and reports, unless there is concern about the company’s financial accounts and reporting, which, in the case of related party transactions, would include concerns raised by the Agent regarding inadequate disclosure, remuneration arrangements (including severance/termination payments exceeding local standards for multiples of annual compensation), or consulting agreements with non-executive directors. Unless otherwise provided for herein, reports not receiving the Agent’s support due to other concerns regarding severance/termination payments not otherwise supported by these Guidelines shall be considered on a CASE-BY-CASE basis, factoring in the merits of the rationale or disclosure provided and generally voted FOR if the overall remuneration package and/or program at issue appears reasonable and the board and/or responsible committee meet exchange or market standards for independence. Generally, vote AGAINST board-issued reports receiving a negative recommendation from the Agent due to concerns regarding independence of the board or the presence of non-independent directors on the audit committee. However, generally do not withhold support from such proposals in connection with remuneration practices otherwise supported under these Guidelines or as a means of expressing disapproval of broader practices of the issuer or its board.

Remuneration of Auditors

Generally, vote FOR proposals to authorize the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

Indemnification of Auditors

Generally, vote AGAINST proposals to indemnify auditors.

Ratification of Auditors and Approval of Auditors’ Fees

For Canadian issuers, the Funds’ U.S. Guidelines with respect to auditors and auditor fees shall apply.

For other markets, generally, follow the Agent’s standards for proposals seeking auditor ratification or approval of auditors’ fees, which generally indicate a vote FOR such proposals if the level of disclosure and independence meet the Agent’s standards. However, if fees for non-audit services (excluding significant, one-time events) exceed 50 percent of total auditor fees, consider on a CASE-BY-CASE basis, and vote AGAINST ratification of auditors or approval of auditors’ fees opposed by the Agent if it appears that remuneration for the non-audit work is so lucrative as to taint the auditor’s independence, including circumstances where no rationale is provided.

Effective Date: 07/10/03

Revision Date: 03/07/13

In other cases, generally vote FOR such proposals unless there are material concerns raised by the Agent about the auditor’s practices or independence.

Audit Commission

Consider nominees to the audit commission on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such candidates.

Allocation of Income and Dividends

With respect to Japanese companies, consider management proposals concerning allocation of income and the distribution of dividends, including adjustments to reserves to make capital available for such purposes, on a CASE-BY-CASE basis, generally voting with the Agent’s recommendations to support such proposals unless:

•	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or
•	The payout is excessive given the company’s financial position.

Generally vote FOR such proposals by issuers in other markets.

In any markets, in the event management offers multiple dividend proposals on the same agenda, consider on a CASE-BY-CASE basis, with primary consideration given to input from the relevant Investment Professional(s) and voting decisions generally based on the Agent’s recommendation if no input is received.

Stock (Scrip) Dividend Alternatives

Generally, vote FOR most stock (scrip) dividend proposals, but vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Debt Instruments and Issuance Requests

Generally, vote AGAINST proposals authorizing excessive discretion to a board to issue or set terms for debt instruments (e.g., commercial paper). Generally, vote FOR debt issuances for companies when the gearing level (current debt-to-equity ratio) is between zero and 100 percent. Review on a CASE-BY-CASE basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent, or for which inadequate disclosure precludes calculation of the gearing level, comparing any such proposed debt issuance to industry and market standards, and with voting decisions generally based on the Agent’s approach to evaluating such requests.

Financing Plans

Generally, vote FOR the adoption of financing plans if they are in the best economic interests of shareholders.

Related Party Transactions

Consider related party transactions on a CASE-BY-CASE basis. Generally, vote FOR approval of such transactions unless the agreement requests a strategic move outside the company’s charter, contains unfavorable or high-risk terms (e.g., deposits without security interest or guaranty), or is deemed likely to have a negative impact on director independence.

Effective Date: 07/10/03

Revision Date: 03/07/13

Approval of Donations

Generally, vote AGAINST such proposals unless adequate, prior disclosure of amounts is provided; if so, single - or multi-year authorities may be supported.

Capitalization of Reserves

Generally, vote FOR proposals to capitalize the company’s reserves for bonus issues of shares or to increase the par value of shares, unless concerns not otherwise supported under these Guidelines are raised by the Agent.

Investment of Company Reserves

These proposals should generally be analyzed on a CASE-BY-CASE basis, with primary consideration given to input from the relevant Investment Professional(s).

Article and Bylaw Amendments

Review on a CASE-BY-CASE basis all proposals seeking adoption of, or amendments to, the articles of association, bylaws, or related board policies.

Generally, vote FOR the proposal if:

•	The change or policy is editorial in nature;
•	Shareholder rights are protected;
•	There is negligible or positive impact on shareholder value;
•	Management provides adequate reasons for the amendments or the Agent otherwise supports management’s position;
•	It seeks to discontinue and/or delist a form of the issuer’s securities when the relevant Fund does not hold the affected security type;
•	Notice or disclosure requirements are reasonable; or
•	The company is required to do so by law (if applicable).

Generally, vote AGAINST the proposal if:

•	It removes or lowers quorum requirements for board or shareholder meetings below levels recommended by the Agent;
•	It reduces relevant disclosure to shareholders;
•	It seeks to align the articles with provisions of another proposal not supported by these Guidelines;
•	It is not supported under these Guidelines, is presented within a bundled proposal, and the negative impact, on balance, outweighs any positive impact; or
•

It imposes a negative impact on existing shareholder rights, including rights of the Funds, or diminishes accountability to shareholders to the extent that any positive impact would not be deemed to be sufficient to outweigh removal or diminution of such rights.

With respect to article amendments for Japanese companies:

•	Generally vote FOR management proposals to amend a company’s articles to expand its business lines.
•

Generally vote FOR management proposals to amend a company’s articles to provide for an expansion or reduction in the size of the board, unless the expansion/reduction is clearly disproportionate to the growth/decrease in the scale of the business or raises anti-takeover concerns.

Effective Date: 07/10/03

Revision Date: 03/07/13

•

If anti-takeover concerns exist, generally vote AGAINST management proposals, including bundled proposals, to amend a company’s articles to authorize the Board to vary the annual meeting record date or to otherwise align them with provisions of a takeover defense.

•

Generally follow the Agent’s guidelines with respect to management proposals regarding amendments to authorize share repurchases at the board’s discretion, voting AGAINST proposals unless there is little to no likelihood of a creeping takeover or constraints on liquidity (free float of shares is low), and where the company is trading at below book value or is facing a real likelihood of substantial share sales; or where this amendment is bundled with other amendments which are clearly in shareholders’ interest.

Other Business

In connection with global proxies, vote in accordance with the Agent’s market-specific recommendations on management proposals for Other Business, generally AGAINST.

Effective Date: 07/10/03

Revision Date: 03/07/13

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a) (1) Portfolio Management. The following individuals share responsibility for the day-to-day management of the Fund’s portfolio:

Martin Jansen. Mr. Jansen is Senior Portfolio Manager and along with Mr. Landesman, will be responsible for implementing the Fund’s overall investment strategy, including determining the Fund’s allocation of investments among its sleeves as well as analysis and security selection for the Rest-of-the-World sleeve of the Fund. Mr. Jansen has 28 years of investment experience. He joined ING IM in 1997 as senior manager to co-manage U.S. equity portfolios. Prior to joining ING IM, Mr. Jansen was responsible for the U.S. equity and venture capital portfolios at a large corporate Dutch pension fund. He received a Bachelor of Commerce and M.B.A. from the University of the Witwatersrand, South Africa.

Nicolas Simar. Head of Value/High Dividend, is responsible for the High Dividend strategies. Mr. Simar started his career at the Banque Bruxelles Lambert in 1996 (now part of ING) as an Investment Manager of Fixed Income and moved three years later to the Equity team to manage the Euro High Dividend strategy. Mr. Simar has ten years of investment experience.

Manu Vandenbulck. Mr. Vandenbulck is a senior investment manager and along with Mr. Simar, will be responsible for analysis and security selection for the European sleeve of the Fund. Mr. Vandenbulck joined ING IM Europe in 2001 and has managed the Europe High Dividend fund since its inception at the end of 2004. From 2001 to 2004, he was senior manager for equities and balanced portfolios. Mr. Vandenbulck has 10 years of investment experience. During 2000 and 2001, he was private equity analyst for FLV Fund (Technology). He began his career as fixed income manager in 1997. He has a degree in Economics, and is a Certified European Financial Analyst.

David Rabinowitz is a Portfolio Manager for the ING International Value strategy and the International High Dividend Income Fund. David also serves as the head of ING International Equity and the Director of Equity Research. Prior to joining ING US Investment Management in 2008, David held several equity leadership positions at JPMorgan including Director of Emerging Markets Equity Research and Director of Global Sector Research. He also worked as a global consumer strategist at UBS Warburg and as a U.S. equity analyst at Smith Barney and Sanford C. Bernstein. David received an M.A. in economics from New York University and a B.A. in economics from Yeshiva University.

Willem van Dommelen Willem joined ING Investment Management in 2002 as Portfolio Manager Institutional clients, where he advised and serviced around 80 Institutional Clients of ING. In 2004 Willem moved to the Structured Investments department. In the capacity of Senior Investment Manager he was responsible for the management of a broad range of structured mutual funds and the advice and implementation of hedging activities for ING affiliates. Currently Willem is Heading the Investment Managers team of the Systematic Beta column in the Structured Investment Strategy department. Willem obtained his Master’s degree in Economics from Tilburg University in 2002, specializing in accountancy and investment theory. He holds a RBA degree (registered investment analyst).

Edwin Cuppen, RBA, CAIA Edwin joined ING Investment Management in 2007 as an investment manager of Structured Investments. In the capacity of investment manager he is responsible for managing a range of structured mutual funds and the execution of transactions in derivatives portfolios. Edwin started his career as a trader in FX forwards and Money Market derivatives with ABN AMRO Bank in 2000 and recently he was a sales advisor in a broad range of Treasury products for Rabobank International servicing Corporate and Institutional clients. Edwin obtained his Master’s degree in Financial Management from Nyenrode University in Breukelen in 1999, specializing in Corporate Finance and Treasury. In addition, Edwin holds a RBA-degree (Certified European Financial Analyst) and CAIA designation (Chartered Alternative Investment Analyst).

Robert Davis, is a Senior Portfolio Manager within the INGIM Equity Value Boutique focusing on the team’s Emerging Market High Dividend strategy. Previously, Mr. Davis was within the ING IM Global Research Team specializing in the Telecommunications sector. Mr. Davis’ telecom experience began in 1997 when he joined Orange in London, carrying out investor relations and corporate finance roles. In 2000 he moved to Lehman Brothers’ European Telecoms Equity Research team and became Executive Director running its Wireless sector coverage. In 2007 Mr. Davis joined boutique broker Bryan Garnier to head its European Telecoms research, leaving in 2011 for ING IM. He has a degree in Business Studies (Finance Specialism) from Brighton Business School and is a Fellow of the Chartered Institute of Management Accountants (FCMA). Mr. Davis has 20 years of investment experience.

(a) (2) (i-iii) Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts managed by the portfolio managers of the Sub-Adviser as of February 28, 2013, unless otherwise noted:

ING International High Dividend Equity Income Fund (IID)		Mutual Funds	Trusts, Sep Accts and Stable Value
		Registered Investment Companies	Other Pooled Investment Vehicles and Alternative	Other Accounts, IIM Managed

	Portfolio Manager	Number of Accts / Total Assets (rounded to nearest million)	Number of Accts / Total Assets (rounded to nearest million)	Number of Accts / Total Assets (rounded to nearest million)
IIM Portion	Martin Jansen	6 accounts/$909 million	1 account/$36 million	3 accounts/$121 million
	David Rabinowitz	4 accounts/$538 million	1 account/$36 million	0/0
	Nicolas Simar	5 accounts/$1,559 million	2 accounts/$1,097 million	0/0
IIM BV Portion	Manu Vandenbulck	4 accounts/$583 million	2 accounts/$780 million	0/0
	Robert Davis	3 accounts/$511 million	1 account/$253 million	0/0
	Willem van Dommelen	5 accounts/$1,763 million	4 accounts/$735 million	0/0
	Edwin Cuppen	5 accounts/$1,763 million	3 acocunts/$551 million	0/0

(a) (2) (iv) Conflicts of Interest

A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the Fund. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance, wrap fee programs and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for the portfolio manager’s various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager’s accounts.

A potential conflict of interest may arise as a result of the portfolio manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

A portfolio manager may also manage accounts whose objectives and policies differ from those of the Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.

A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees — the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.

As part of its compliance program, ING IM, ING IM Europe and ING IM Asia/Pacific have each adopted policies and procedures reasonably designed to address the potential conflicts of interest described above.

(a) (3) Compensation

ING IM

Compensation for ING IM generally consists of (a) a fixed base salary; (b) a bonus which is based on INGIM’s calendar year performance, consisting of one-year pre-tax performance of the accounts for which the portfolio managers are primarily and jointly responsible compared to account benchmarks and relevant peer groups (see below), and revenue growth of the accounts for which they are responsible for; and (c) long-term equity awards tied to the performance of ING Investments’ and ING IM’s parent company, ING Groep.

Portfolio managers are eligible to participate in an annual incentive plan. The overall design of the ING IM’s annual incentive plan was developed to closely tie compensation to performance, structured in such a ways as to drive performance and promote retention of top talent. Investment performance is measured on both index and Adviser relative performance in all areas. The relevant index is the MSCI AC (All Countries) ex USA IndexSM and, where applicable, peer groups including, but not limited to, Russell, Morningstar, Lipper and Lehman and set performance goals to appropriately reflect requirements for each investment team.

Investment professionals’ performance measures for bonus determinations are weighted by 25% being attributable to the overall ING IM performance and 75% attributable to their specific team results (60% investment performance and 15% net cash flow). The portfolio managers participate in ING’s Pension, Retirement and Options plans, which do not discriminate in favor of portfolio managers or group of employees that include portfolio managers and are available generally to all salaried employees.

ING IM Europe

Within ING IM Europe, the portfolio managers’ compensation typically consists of a base salary and a bonus which is based on ING IM Europe’s performance as well as the 1-year pre-tax performance of the accounts that the portfolio managers are primarily and jointly responsible for, relative to the performance of the accounts’ benchmarks. In addition, the portfolio managers are offered long-term equity awards, such as stocks and/or stock options, which are tied to the performance of the Sub-Adviser’s parent company, ING Groep.

Portfolio managers are eligible to participate in an annual incentive plan. The overall design of the ING IM Europe annual incentive plan was developed to closely tie compensation to performance, structured in such a way as to drive performance and promote retention of top talent. As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators. Investment performance is measured on both relative and absolute performance in all areas. ING IM Europe has defined indices and set performance goals to appropriately reflect requirements for each investment team. The measures for each team are outlined on a “scorecard” that is reviewed on an annual basis. These scorecards reflect a comprehensive approach to measuring investment performance versus benchmark(s) over a one year period. The results for overall ING IM Europe scorecards are calculated on an asset-weighted performance basis of the individual team scorecards.

Investment professionals’ performance measures for bonus determinations are typically weighted by 20% being attributable to the overall ING IM Europe performance and 80% attributable to their specific team results.

(a) (4) Ownership of Securities

Ownership:
Portfolio Manager	Dollar Range of Trust Shares Owned
Martin Jansen	None
Nicolas Simar	None
Manu Vandenbulck	None
Robert Davis	None
Willem van Dommelen	None
Edwin Cuppen	None
David Rabinowitz	None

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period*	(a) TOTAL NUMBER OF SHARES (OR UNITS) PURCHASED	(b) AVERAGE PRICE PAID PER SHARE (OR UNIT)	(c) TOTAL NUMBER OF SHARES (OR UNITS) PART OF PUBLICLY ANNOUNCED PLANS OR PROGRAMS	(d)* MAXIMUM NUMBER (OR APPROXIMATE DOLLAR VALUE) OF SHARES (OR UNITS) THAT MAY YET BE PURCHASED UNDER THE PLANS OR PROGRAMS
MARCH 1-31, 2009	57,659	$6.72	57,659	755,341
APRIL 1-30, 2009	0	—	0	755,341
MAY 1-31, 2009	0	—	0	755,341
JUNE 1-30, 2009	0	—	0	755,341
JULY 1-31, 2009	0	—	0	755,341
AUGUST 1-31, 2009	0	—	0	755,341
SEPTEMBER 1-30, 2009	0	—	0	755,341
OCTOBER 1-31, 2009	0	—	0	755,341
NOVEMBER 1-30, 2009	0	—	0	755,341
DECEMBER 1-31, 2009	0	—	0	755,341
JANUARY 1-31, 2010**	n/a	n/a	n/a	n/a
FEBRUARY 1-28, 2010**	n/a	n/a	n/a	n/a
TOTAL	57,659

*	The Registrant’s repurchase program, which authorized the repurchase of 813,000 shares, was announced on December 5, 2008. Any repurchases made by the registrant pursuant to the program were made through open-market transactions.
**	The repurchase program expired on December 31, 2009

Item 10.	Submission of Matters to a Vote of Security Holders.

The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board. The Committee currently consists of all Independent Trustees of the Board (6 individuals). The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.

Item 11.	Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(l)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)	(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)		The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

	(3)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING International High Dividend Equity Income Fund

By:	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: May 3, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: May 3, 2013

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: May 3, 2013